Exhibit 10.1

SETTLEMENT AND RESTRUCTURING AGREEMENT

BY AND AMONG

HCP, INC.,

AND

THE “LANDLORDS,” AS SET FORTH HEREIN,

AND

SUNRISE SENIOR LIVING, INC.,

AND

THE “OPERATORS,” AS SET FORTH HEREIN

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(d)	Inconsistency with Facility Documents	35
(e)	Costs	36
(f)	Governing Law	36
(g)	Waiver	36
(h)	Severability	36
(i)	Attorneys’ Fees	36
(j)	Successors and Assigns	36
(k)	Public Disclosure and Confidentiality	36
(l)	Further Assurances	38
(m)	Survival; Specific Performance	38
(n)	No Third-Party Beneficiaries	39
(o)	Headings	39
(p)	No Presumption	39
(q)	Incorporation of Exhibits and Schedules	39
(r)	Nature of Obligations	40
(s)	Termination of Audit Extension Letters	40

SCHEDULES:

Schedule A	Use of Proceeds
Schedule 1	List of Portfolios, Facilities, Landlords, Tenants, Operators, Leases, Management Agreements and Owner Agreements
Schedule 2	List of Other Facility Documents for each Portfolio and Facility
Schedule 3	Direct Leases
Schedule 4	Description of Litigation
Schedule 5	Summary of Transition Obligations
Schedule 6	List of Sunrise-Owned Computer Equipment and Proprietary Software
Schedule 7	Transition Facility Refresh Projects Commenced Prior to the Closing
Schedule 8	Certain RIDEA Modifications
Schedule 9	Fees Associated with FF&E Purchases

EXHIBITS:

Exhibit A-1	Form of Owner Agreement Amendment for the MA1, MA2, MA3, Saddle River, Sun1 and Sun2 Portfolios
Exhibit A-2	Form of Owner Agreement Amendment for the MA4 Portfolio
Exhibit A-3	Form of Owner Agreement Amendment for the Summit Portfolio
Exhibit B	Form of Mutual Release of Claims
Exhibit C	Form of Security Agreement
Exhibit D	Form of Subordination and Termination

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SETTLEMENT AND RESTRUCTURING AGREEMENT

THIS SETTLEMENT AND RESTRUCTURING AGREEMENT (this “Agreement”) is made and entered into this 31st day of August, 2010 (the “Effective Date”), by and among HCP, INC., a Maryland corporation (“HCP”), and each of those Persons (as hereinafter defined) identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Landlord,” and collectively, the “Landlords”), on the one hand, and SUNRISE SENIOR LIVING, INC., a Delaware corporation (“Sunrise”), and each of those Persons identified on Schedule 1 as an “Operator” (each, an “Operator,” and collectively, the “Operators”), on the other hand. Landlords and HCP may also sometimes be referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party,” and Operators and Sunrise may sometimes be referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.” Each of the HCP Parties and Sunrise Parties may also sometimes be referred to herein collectively, as the “Parties,” and individually, as a “Party.”

RECITALS

A. Each Landlord is an Affiliate (as hereinafter defined) of HCP and each Operator is an Affiliate of Sunrise.

B. Each Landlord owns one or more of the respective assisted living, skilled nursing and/or independent living facilities listed opposite such Landlord on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Facility,” and collectively, the “Facilities”). Each Facility is either a stand-alone Facility or grouped with other Facilities for identification and other purposes as set forth under the heading “Portfolio” on Schedule 1 (collectively, the “Portfolios,” and individually, a “Portfolio”). The Facilities within the Portfolios known as “MA1,” “MA2,” “MA3,” and “Summit” and set forth on Schedule 1 shall sometimes be referred to herein, collectively, as the “Transition Facilities,” and individually, as a “Transition Facility.” The Facilities within the Portfolios known as “MA4,” “Sun1,” “Sun2” and “Saddle River” and set forth on Schedule 1 shall sometimes be referred to herein, collectively, as the “Continuation Facilities,” and individually, as a “Continuation Facility.” The two (2) Continuation Facilities within the Sun1 Portfolio located in the State of New York shall sometimes be referred to herein, collectively, as the “NY Facilities,” and individually, as a “NY Facility.”

C. Each Facility within each Portfolio has been leased by the applicable Landlord to the applicable Person identified on Schedule 1 as the “Tenant” of such Facility (each, a “Tenant,” and collectively, the “Tenants”), pursuant to those certain leases listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Lease,” and collectively, the “Leases”).

D. Each applicable Tenant has engaged the applicable Operator identified on Schedule 1 as the operator/manager of the applicable Facility to manage such Facility pursuant to those management or operating agreements listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Management Agreement,” and collectively, the “Management Agreements”).

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E. In connection with the Lease and Management Agreement for each Facility, and, to the extent applicable, each Portfolio, the applicable Landlords, Tenants, Operators and/or Affiliates of any of them entered into those certain Owner Agreements (as defined below) and various other documents and agreements, including (as applicable) pooling agreements, master agreements, earn out agreements, leasehold pooling agreements, guarantees, letter agreements and other ancillary agreements specifically listed on Schedule 2 attached hereto and incorporated herein by this reference (with respect to each Facility and applicable Portfolio, and as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, including pursuant to any applicable Owner Agreement Amendment, each a “Facility-Related Document,” and collectively, the “Facility-Related Documents”). With respect to each Facility, and to the extent applicable, Portfolio, the applicable Lease(s), Management Agreement(s), Owner Agreement(s) and Facility-Related Documents for such Facility and/or Portfolio shall be referred to herein, collectively, as the “Facility Documents.”

F. In addition to the Facilities, the applicable Affiliate of HCP identified on Schedule 3 attached hereto and incorporated herein by this reference (each, a “Direct Lease Landlord,” and collectively, the “Direct Lease Landlords”) owns one (1) of the two (2) continuing care retirement communities listed opposite such Direct Lease Landlord on Schedule 3 (each, a “Direct Leased Facility,” and collectively, the “Direct Leased Facilities”). The Direct Leased Facilities are leased to the applicable Affiliate of Sunrise identified on Schedule 3 (the “Direct Lease Tenant”) pursuant to those certain leases listed on Schedule 3 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Direct Lease,” and collectively, the “Direct Leases”).

G. Certain disputes have arisen between or among the HCP Parties and the Tenants, on the one hand, and the Sunrise Parties, on the other hand, relating to the Facilities, and between the Direct Lease Landlords, on the one hand, and the Direct Lease Tenant, on the other hand, relating to the Direct Leased Facilities which, in each case, are the subject of the Litigation (as defined below).

H. The HCP Parties and the Sunrise Parties now desire (i) to settle and cause the Direct Lease Landlords and the Direct Lease Tenant to settle their existing disputes relating to the Facilities and the Direct Leased Facilities, including those which are the subject of the Litigation and (ii) to agree upon certain additional matters, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

Certain Defined Terms. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (i) the terms defined in this Section have the meanings assigned to them or cross-referenced in this Section and include the plural as well as the singular; (ii) all references in this Agreement to designated “Sections” and other

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subdivisions are to the designated Sections and other subdivisions of this Agreement; (iii) the word “including” shall have the same meaning as the phrase “including, without limitation,” and other phrases of similar import; and (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision:

“2009 Confidentiality Agreement” means that certain Confidentiality Agreement dated as of August 7, 2009, by and between HCP and Sunrise relating to the proposed Transactions contemplated hereby, as amended by that certain First Amendment to Confidentiality Agreement dated as of September 30, 2009, that certain Second Amendment to Confidentiality Agreement dated as of July 23, 2010, and as the same may be further amended or modified from time to time.

“2010 Confidentiality Agreement” means that certain Confidentiality Agreement dated as of July 15, 2010, by and between HCP and Sunrise relating to a potential other transaction between HCP or its Affiliates and Sunrise or its Affiliates.

“2010 Operating Budgets” means the operating budgets for each of the Facilities in the forms previously delivered by the applicable Sunrise Parties to the applicable HCP Parties and Tenants.

“2010 Repairs and Equipment Estimates” means the “Repairs and Equipment Estimates” for the Facilities, including the 2010 Repairs and Equipment Estimates (Sun1).

“2010 Repairs and Equipment Estimates (Sun1)” means the “Repairs and Equipment Estimates” for the Facilities within the Sun1 Portfolio.

“Adverse Consequences” means all Claims, damages (expressly excluding, however, any consequential or punitive damages, except to the extent of any such consequential or punitive damages that a Party entitled to indemnification hereunder is liable for to any third party that is not an Affiliate of such Party), dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Liens, losses, expenses and fees, including court costs and reasonable and actual outside attorneys’ fees and expenses (including if incurred in enforcing any indemnification obligations under Section 12 hereof).

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

“Agreed Upon RIDEA Modifications” has the meaning set forth in Section 7(a) hereof.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Code” means the Bankruptcy Code, 11 U.S.C. § 101 et seq.

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Los Angeles, California are authorized, or obligated, by applicable Law to close.

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“Claims” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, and rulings.

“Closing” has the meaning set forth in Section 2(b) hereof.

“Closing Date” has the meaning set forth in Section 2(b) hereof.

“Closing Documents” shall mean this Agreement, the Mutual Release of Claims, the Security Agreement, the Subordination Agreement and any other document, certificate or instrument to be executed and delivered by the Parties, or any of them, in connection with the Closing hereunder.

“Confidential Information” means any non-public information provided by any Sunrise Party to any HCP Covered Party pursuant to the terms of this Agreement, together with analyses, compilations, studies or other documents or records prepared by any HCP Covered Party to the extent that such analyses, compilations, studies or other documents or records contain or otherwise reflect or are generated or derived from such information. Notwithstanding any other provision hereof, the term “Confidential Information” for purposes of this Agreement shall not include any information which (a) is now or becomes generally available to the public other than as a result of disclosure by a HCP Covered Party in breach of the provisions of Section 13k(ii) hereof, (b) was previously provided to any HCP Covered Party from or on behalf of any Sunrise Party prior to its disclosure by or on behalf of such Sunrise Party pursuant to this Agreement, (c) is required to be delivered to a HCP Covered Party by any Sunrise Party pursuant to an existing agreement between any HCP Party and any Sunrise Party, (d) is now or becomes available to any HCP Covered Party on a non-confidential basis from a source other than by or on behalf of any Sunrise Party, provided that such source was not known by such HCP Covered Party to be in breach of a confidentiality agreement with, or other legal, contractual or fiduciary obligation of confidentiality to any Sunrise Party, or (e) is now or becomes available to a HCP Covered Party through any legal proceedings, including through discovery, which discovery shall not be limited by the classification of any particular document or other information as “Confidential Information” hereunder (provided that, with respect to subparagraphs (b), (c) and (e) above, any information delivered or provided by or on behalf of any Sunrise Party to any HCP Covered Party that is subject to any other confidentiality obligations between any HCP Party and any Sunrise Party or any court orders shall continue to be governed by such confidentiality obligations or court orders).

“Cost of Living Index” means the Consumer Price Index for All Urban Consumers, U.S. City Average (1982-1984 = 100), published by the Bureau of Labor Statistics, U.S. Department of Labor (“BLS”), or such other renamed index. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nationally recognized nonpartisan publication, shall be reasonably selected by the applicable HCP Parties and reasonably approved by the Sunrise Parties.

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“Continuation Facility” and “Continuation Facilities” have the meanings set forth in the Recitals.

“CPI Increase” means, for each calendar year, the percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for that month which is two (2) months prior to the commencement of such calendar year (i.e., November), over (ii) the Cost of Living Index published for the same month of the immediately prior year (i.e., November of the prior year).

“Direct Lease” and “Direct Leases” have the meanings set forth in the Recitals.

“Direct Leased Facilities” and “Direct Leased Facility” have the meanings set forth in the Recitals.

“Direct Lease Landlord” and “Direct Lease Landlords” have the meanings set forth in the Recitals.

“Direct Tenant” has the meaning set forth in the Recitals.

“Disclosure Parties” has the meaning set forth in Section 13(k) hereof.

“Effective Date” has the meaning set forth in the preamble.

“Eligible IK” means an “eligible independent contractor” under Revenue Code Section 856(d), or any functionally equivalent successor provision thereto.

“Facilities” and “Facility” have the meanings set forth in the Recitals.

“Facility Documents” has the meaning set forth in the Recitals, and for avoidance of doubt, includes each applicable Owner Agreement Amendment; provided, however, that as used herein and in the other Closing Documents with respect to each Transition Facility and applicable Portfolio, “Facility Documents” also includes every agreement, document or other instrument by, between or among any of the HCP Parties or their Affiliates, the Sunrise Parties or their Affiliates and the Tenants or their Affiliates dated or executed on or prior to the date hereof the subject matter of which is the leasing, use, operation and/or management of such Transition Facility or the Transition Facilities within such Portfolio, as applicable, notwithstanding that any such agreement, document or other instrument is not a Lease, Management Agreement, Owner Agreement or Facility-Related Document listed on Schedule 2 attached hereto.

“Facility-Related Document” and “Facility-Related Documents” have the meanings set forth in the Recitals.

“Future Transaction Consideration Payment” has the meaning set forth in Section 2(c)(ii) hereof.

“GAAP” means U.S. generally accepted accounting principles, consistently applied.

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“Governmental Authority” means the United States or any State or Commonwealth, county, parish, city or political subdivisions, and any court administrator, agency, department, commission, board, bureau or instrumentality of any of them.

“HCP” has the meaning set forth in the preamble, and shall include its successors and assigns.

“HCP Covered Parties” means any HCP Party, its Representatives, lawyers, accountants, consultants, bankers, or financial or other advisors (each, a “HCP Covered Party”).

“HCP Parties” and “HCP Party” have the meanings set forth in the preamble, and shall include each of their successors and assigns.

“Intellectual Property” means patents, copyrights, trade secrets, trademarks, trade names, service marks, confidential information and other know-how (including any registrations or applications for registration of any of the foregoing) owned by any of the Sunrise Parties or their Affiliates or used by any of the Sunrise Parties or their Affiliates in managing a Facility, including but not limited to (a) marketing and management intangibles, (b) all computer software developed and owned by any of the Sunrise Parties or their Affiliates; and (c) all manuals, instructions, policies, procedures and directives issued by any of the Sunrise Parties or their Affiliates to employees of any Facility regarding the procedures and techniques to be used in the operation of such Facility. The term “Intellectual Property” shall include the Proprietary Marks, but it does not include: (i) the specific data and information that uniquely pertains to a Facility or those served at such Facility or (ii) any marks or other items expressly excluded from the Proprietary Marks.

“Initial Transaction Consideration Payment” has the meaning set forth in Section 2(c)(i) hereof.

“Landlords” and “Landlord” have the meanings set forth in the preamble.

“Laws” means any federal, state or local laws, statutes, rules, regulations, ordinances, orders or requirements, including of any Governmental Authority having jurisdiction over the business of any Person, the ownership, management or operation of any Facility or the matters which are the subject of this Agreement, including any resident care or health care, building, zoning or use laws, ordinances, regulations or orders, environmental protection laws and fire department rules.

“Lease” and “Leases” have the meanings set forth in the Recitals.

“Lease Termination” means, with respect to any Lease for a Facility, the expiration or earlier termination of the applicable Lease for such Facility for any reason, including by reason of the exercise of any right, remedy or option of the HCP Parties to effect an earlier termination thereof, any early termination by mutual agreement of the applicable Tenant and the HCP Parties or otherwise.

“Leesburg Facility” has the meaning set forth in Section 9 hereof.

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“Leesburg Transition Transaction” has the meaning set forth in Section 9 hereof.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any obligations under capital leases having substantially the same economic effect as any of the foregoing).

“Litigation” means those certain actions described on Schedule 4 attached hereto, and all claims, cross-claims and counter-claims filed therein.

“Management Agreement” and “Management Agreements” have the meanings set forth in the Recitals.

“Management Termination” has the meaning set forth in the Subordination Agreement.

“Management Termination Date” has the meaning set forth in the Subordination Agreement.

“Memorandum Opinion” means the Memorandum Opinion entered in the Virginia District Court Action (as defined in Schedule 4).

“Mutual Release of Claims” has the meaning set forth in Section 4(a) hereof.

“New HCP-Related Tenant” means with respect to any applicable Continuation Facility for which a RIDEA Restructure has occurred or will occur, the applicable Affiliate of HCP that has leased or will lease such Continuation Facility from the applicable HCP Party pursuant to a RIDEA Lease, and assume the obligations of the applicable Tenant under the applicable Sunrise-Related Facility Documents, as amended or modified by the applicable Agreed Upon RIDEA Modifications relating thereto.

“New Operator” means with respect to (i) any applicable Transition Facility for which a Management Termination has occurred or will occur, or (ii) any termination of the Sunrise-Related Facility Documents with respect to the Leesburg Facility pursuant to the provisions of Section 9 hereof, any new or proposed new purchaser, operator, lessee or manager for such Facility (which may be HCP or an Affiliate of HCP or a third party), if any, as selected by the HCP Parties in their sole discretion.

“NY Facility” and “NY Facilities” have the meanings set forth in the Recitals.

“Obligations” has the meaning set forth in Section 13(r) hereof.

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“OFAC” has the meaning set forth in Section 11(a) hereof.

“Operator” and “Operators” have the meanings set forth in the preamble, and shall include each of their permitted successors and assigns.

“Organizational Documents” means, collectively, as applicable, the articles or certificate of incorporation, certificate of limited partnership or certificate of limited liability company, by-laws, partnership agreement, operating company agreement, trust agreement, statement of partnership, fictitious business name filings and all other organizational documents relating to the creation, formation and/or existence of a Person, together with resolutions of the board of directors, partner or member consents, trustee certificates, incumbency certificates and all other documents or instruments approving or authorizing the transactions contemplated by this Agreement, the Exhibits and Schedules hereto and any document executed and delivered in connection herewith.

“Owner Agreements” means those certain agreements identified on Schedule 1 as “Owner Agreements,” as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time (each, an “Owner Agreement”).

“Owner Agreement Amendment” and “Owner Agreement Amendments” have the meanings set forth in Section 3(a)(ix) hereof.

“Parties” and “Party” have the meanings set forth in the preamble, and shall include each of their permitted (as applicable) successors and assigns.

“Patriot Act” has the meaning set forth in Section 11(a) hereof.

“Permitted Disclosure” has the meaning set forth in Section 13(k)(ii) hereof.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

“Portfolio” and “Portfolios” have the meanings set forth in the Recitals.

“Portfolio Management Termination Date” with respect to each applicable Portfolio, the occurrence of a Management Termination Date with respect to each of the Transition Facilities within such Portfolio.

“Proprietary Marks” means all trademarks, service marks, trade names, trade dress, symbols, logos, slogans, designs, insignia, emblems, devices, domain names, distinctive designs of buildings and signs, or any other source identifying feature, or combinations thereof, which are used to identify any Facility as a part of the system or group of assisted living, skilled nursing and/or independent living communities managed by the Sunrise Parties or their Affiliates (the “Sunrise System”) or the services performed by the Sunrise Parties or their Affiliates at a Facility, or which are used in connection with the operation of a Facility, including but not limited to the trademarks “Sunrise,” “Brighton Gardens” or “Maple Ridge.” The term “Proprietary Marks” shall include all present and future Proprietary Marks, whether they are now or hereafter owned by any of the Sunrise Parties, and whether or not they are registered under the laws of the United States or any other country.

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“Qualified Manager” has the meaning set forth in Section 7(a) hereof.

“Representatives” has the meaning set forth in Section 12(a) hereof.

“Restructure Transactions” has the meaning set forth in Section 2(a).

“Revenue Code” means the Internal Revenue Code of 1986, as amended.

“RIDEA” means H.R. 3221, the Housing and Economic Recovery Act of 2008 and the provisions of the Revenue Code Section 856(d) enacted pursuant to the Housing Assistance Tax Act, or any functionally equivalent successor law thereto.

“RIDEA Election” has the meaning set forth in Section 7(a) hereof.

“RIDEA Lease” has the meaning set forth in Section 7(a) hereof.

“RIDEA Modifications” has the meaning set forth in Section 7(a) hereof.

“RIDEA Restructure” has the meaning set forth in Section 7(a) hereof.

“RIDEA Restructure Date” has the meaning set forth in Section 7(a) hereof.

“Security Agreement” has the meaning set forth in Section 5 hereof.

“Settlement” has the meaning set forth in Section 2(a) hereof.

“Subordination Agreement” has the meaning set forth in Section 6 hereof.

“Sunrise” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Sunrise Parties” and “Sunrise Party” have the meanings set forth in the preamble, and shall include each of their permitted successors and assigns.

“Sunrise Protected Information” has the meaning set forth in Section 13(k) hereof.

“Sunrise-Related Facility Documents” means any of the Facility Documents relating to a Facility or a Portfolio to which any of the Sunrise Parties and/or their Affiliates are a party or as to which any of them is a third party beneficiary of any provisions thereof, whether expressly designated as such or otherwise.

“Taxes” shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

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“Tenant” and “Tenants” have the meanings set forth in the Recitals.

“Tenant Agreement” and “Tenant Agreements” have the meanings set forth in Section 3(a)(x) hereof.

“Tenant Releases” has the meaning set forth in Section 3(b)(ix) hereof.

“Term Sheet” shall mean that certain non-binding Sunrise/HCP Proposed Settlement Summary of Terms dated July 23, 2010, by and between HCP and Sunrise, as the same may have been amended, modified or supplemented from time to time.

“Transactions” has the meaning set forth in Section 2(a) hereof.

“Transaction Consideration” has the meaning set forth in Section 2(c) hereof.

“Transition Date” shall mean, with respect to each Transition Facility, the date upon which both the Management Termination Date occurs and a New Operator commences operations at such Transition Facility.

“Transition Obligation Nonperformance Condition” shall mean (a) a default (without regard to any applicable notice, grace and/or cure periods provided for in Section 6(b) hereof) in the substantial observance or performance by any of the Sunrise Parties of any of its respective duties, covenants or obligations pursuant to Section 6(b) hereof and/or Schedule 5 attached hereto that materially impedes or hinders the orderly transition of any Transition Facility to a New Operator in accordance with the normal custom and practice of the senior housing and health care industries with regard to equivalent facilities similarly situated, including, if applicable, the failure or refusal of the applicable Sunrise Party to execute and deliver an operations transfer agreement as provided in Section 6(b)(ii), which default has not been cured or waived in writing, or (b) the existence of any other “Event of Default” (i.e., after the expiration of any applicable notice, grace and/or cure periods, but before any actual cure) pursuant to or under the Security Agreement that materially impedes or hinders (without regard to any additional time required to obtain any required approvals due to the occurrence of any action or proceeding pursuant to the Bankruptcy Code or similar state law) the orderly transition of any Transition Facility to a New Operator in accordance with the normal custom and practice of the senior housing and health care industries with regard to equivalent facilities similarly situated.

“Transition Facility” and “Transition Facilities” have the meanings set forth in the Recitals.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended.

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Settlement and Restructuring; Closing; Transaction Consideration.

Settlement of Disputes and Restructuring. On the terms but subject to the conditions of this Agreement, the Parties agree to settle their outstanding disputes relating to the Facilities and applicable Facility Documents, including those which are the subject of the Litigation (the “Settlement”) and to restructure certain of their respective duties, covenants and obligations relating to the Facilities and the Facility Documents, all as further provided in this Agreement (the “Restructure Transactions,” and together with the Settlement, the “Transactions”).

Closing. If, as of the Effective Date, all of the conditions set forth in Sections 3(a) and 3(b) hereof have been satisfied or waived in writing by the applicable Party for whom such conditions are benefiting, then the Transactions contemplated hereby, shall be consummated and become effective, including the Mutual Release of Claims, the Security Agreement and the Subordination Agreement (the “Closing”) on the Effective Date (the “Closing Date”). The Closing shall be consummated through the offices of Latham & Watkins, LLP, 650 Town Center Drive, Suite 2000, Costa Mesa, California 92626.

Transaction Consideration. Subject to the terms and conditions hereof, in consideration for the applicable portions of the Transactions as herein provided, the HCP Parties shall pay to the Sunrise Parties the aggregate sum of Fifty Million and No/100ths Dollars ($50,000,000.00) (collectively, the “Transaction Consideration”). Subject to the provisions of clause (iii) of this Section 2(c) and Schedule A attached hereto, the Transaction Consideration shall be paid by the HCP Parties to the Sunrise Parties in cash by wire transfer of immediately available funds to a bank account designated by the Sunrise Parties in writing to the HCP Parties in the following amounts and at the following times:

(i) Initial Payment. On the Closing Date, and in consideration for the Sunrise Parties’ execution and delivery of the Subordination Agreement on the Closing Date as provided in Section 6(a) hereof, the HCP Parties shall pay to the Sunrise Parties the aggregate sum of Forty Million and No/100ths Dollars ($40,000,000.00) (the “Initial Transaction Consideration Payment”).

(ii) Future Payments. The balance of the Transaction Consideration (i.e., Ten Million and No/100ths Dollars ($10,000,000.00)) shall be allocated to, and paid by the HCP Parties to the Sunrise Parties as additional consideration for the Sunrise Parties’ execution and delivery of the Subordination Agreement and as consideration for the other Transactions hereunder, in the following amounts with respect to each applicable Portfolio (each, a “Future Transaction Consideration Payment”) upon the earlier of (A) the applicable Portfolio Management Termination Date with respect thereto or (B) provided that no Transition Obligation Nonperformance Condition exists, twelve (12) months from the Closing Date or, if a Transition Obligation Nonperformance Condition exists on the date which is twelve (12) months after the Closing Date, such later date, if at all, upon which such Transition Obligation Nonperformance Condition shall no longer exist, notwithstanding that a Management Termination Date may not have occurred with respect to any or all of such Transition Facilities within such Portfolio:

Portfolio	Allocated Future Transaction Consideration Payments
MA1	$917,150.00
MA2	$3,084,228.00
MA3	$4,498,241.00
Summit	$1,500,381.00
Total:	$10,000,000.00

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(iii) Covenant Regarding Use of Proceeds for Initial Transaction Consideration Payment. The Sunrise Parties hereby represent and warrant to the HCP Parties, and covenant with the HCP Parties, that the Initial Transaction Consideration Payment to which the Sunrise Parties are entitled shall be used and applied by the Sunrise Parties in strict accordance with the “Use of Proceeds” schedule attached hereto as Schedule A. The Sunrise Parties hereby authorize and direct the HCP Parties to pay the portion of the Initial Transaction Consideration Payment payable to third parties as shown on Schedule A attached hereto directly to such third parties pursuant to the wire transfer instructions on Schedule A. Any such amounts so paid directly to such third parties in accordance with Schedule A attached hereto shall nevertheless be deemed for all purposes of this Agreement and the other Closing Documents as having been paid to the Sunrise Parties.

Closing Conditions.

HCP Parties Closing Conditions. The obligations of each of the HCP Parties to consummate the Transactions shall be subject to the fulfillment on or before the Closing Date of all of the conditions set forth in this Section 3(a).

(iv) HCP Board of Directors Approval. The terms contained in this Agreement and in the other Closing Documents to which any of the HCP Parties are a party, and the Transactions contemplated hereby, shall have been approved by the Board of Directors of HCP.

(v) Deliveries by Sunrise Parties. The Sunrise Parties shall have executed and delivered to the HCP Parties all of the Closing Documents required to be delivered by the Sunrise Parties to the HCP Parties at or prior to the Closing Date pursuant to the terms of this Agreement.

(vi) Accuracy of Representations and Warranties. All of the representations and warranties of the Sunrise Parties contained in this Agreement and in the other Closing Documents to which any of the Sunrise Parties are a party shall be true and correct in all material respects on and as of the Closing Date, and the Sunrise Parties shall have delivered to the HCP Parties officers’ certificates to that effect.

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(vii) Performance of Obligations. The Sunrise Parties shall have performed and observed, in all material respects, all covenants and agreements of this Agreement and in the other Closing Documents to be performed and observed by the Sunrise Parties on and as of the Closing Date, including the Subordination Agreement, the Mutual Release of Claims and the Security Agreement.

(viii) No Defaults. No material default by the Sunrise Parties, or any of them, under this Agreement or under any other Closing Document to which any of the Sunrise Parties are a party shall have occurred and be continuing.

(ix) Actions Under Organizational Documents. The Sunrise Parties shall have taken all corporate, partnership, limited liability company and other proceedings required to be taken by the Sunrise Parties in connection with this Agreement and the other Closing Documents to be executed and delivered by any of the Sunrise Parties and the Transactions, including under the Organizational Documents of the Sunrise Parties, and shall have delivered to the HCP Parties such documents and certificates evidencing the same as the HCP Parties may reasonably request.

(x) No Voluntary Insolvency Actions. None of the Sunrise Parties shall have (A) made a general assignment for the benefit of its creditors; (B) consented to the appointment of a receiver of itself or of all or substantially all of its property; or (C) filed a petition or answer seeking reorganization or arrangement under the Bankruptcy Code or any other applicable Law.

(xi) No Involuntary Insolvency Actions. None of the Sunrise Parties shall have had a petition in bankruptcy filed against it, be adjudicated bankrupt or have an order for relief thereunder entered against it or a court of competent jurisdiction shall enter an order or decree appointing, without its consent, a receiver of all or substantially all its properties, or approving a petition filed against it seeking reorganization or arrangement under the Bankruptcy Code or any other applicable Law.

(xii) Owner Agreement Amendments. The applicable HCP Parties, Tenants and Sunrise Parties shall have executed and delivered the following, as applicable:

(A) With respect to the Facilities within the MA1, MA2, MA3, Saddle River, Sun1 and Sun2 Portfolios, a master amendment to the applicable Owner Agreements in the form attached hereto as Exhibit A-1;

(B) With respect to the Facilities within the MA4 Portfolio, a master amendment to the applicable Owner Agreements in the form attached hereto as Exhibit A-2; and

(C) With respect to the Facilities within the Summit Portfolio, a master amendment to the applicable Owner Agreements in the form attached hereto as Exhibit A-3.

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The foregoing contemplated amendments to the applicable Owner Agreements shall each be referred to herein as an “Owner Agreement Amendment,” and collectively, as the “Owner Agreement Amendments.”

(xiii) Tenant Agreements. The applicable HCP Parties and Tenants shall have executed and delivered one or more agreements with respect to the applicable Portfolios and Facilities in form and substance acceptable to such parties whereby, among other things, each such Tenant shall acknowledge and agree for the benefit of the HCP Parties that (i) the applicable HCP Parties have the option and right to terminate each Lease with respect to an applicable Portfolio and Facility at any time from and after the Closing, and (ii) such Tenant shall cooperate with the applicable HCP Party in effecting a Transition Date with respect to each Transition Facility or a RIDEA Restructure with respect to each Continuation Facility, as applicable. The foregoing contemplated agreements shall each be referred to herein as a “Tenant Agreement,” and collectively, as the “Tenant Agreements.”

(xiv) Sunrise Lender Matters. The HCP Parties shall have received evidence reasonably satisfactory to HCP that Sunrise’s credit facility lender, Bank of America, N.A. (for itself and as agent for the other lenders thereunder), has (A) approved in writing of the terms contained in this Agreement and in the other Closing Documents to which any of the Sunrise Parties are a party, and the Transactions, (B) released to the satisfaction of the HCP Parties any Liens held by such agent/lender(s) to the security interest in the collateral to be granted by the Sunrise Parties pursuant to the Security Agreement as provided in Section 5 hereof, and (C) agreed in writing to extend the maturity date of such credit facility to a date no earlier than one (1) year from the Effective Date. In addition, the HCP Parties shall have received evidence reasonably satisfactory to HCP that each of the following additional lenders of the Sunrise Parties or their Affiliates have agreed in writing to extend the respective maturity dates of their loans to a date no earlier than one (1) year from the Effective Date: Wells Fargo Bank, N.A. and Chevy Chase Bank, a division of Capital One, N.A.

Sunrise Parties Closing Conditions. The obligations of each of the Sunrise Parties to consummate the Transactions shall be subject to the fulfillment on or before the Closing Date of all of the conditions set forth in this Section 3(b).

(xv) Initial Payment. The Sunrise Parties shall have received the Initial Transaction Consideration Payment pursuant to Section 2(c) hereof.

(xvi) Sunrise Board of Directors Approval. The terms contained in this Agreement and in the other Closing Documents (and any documents executed by or among any of the Sunrise Parties and any of the Tenants) to which any of the Sunrise Parties are a party, and the Transactions contemplated hereby, shall have been approved by the Board of Directors of Sunrise.

(xvii) Deliveries by HCP Parties. The HCP Parties shall have executed and delivered to the Sunrise Parties all of the Closing Documents required to be delivered by the HCP Parties to the Sunrise Parties at or prior to the Closing Date pursuant to the terms of this Agreement.

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(xviii) Accuracy of Representations and Warranties. All of the representations and warranties of the HCP Parties contained in this Agreement and in the other Closing Documents to which any of the HCP Parties are a party shall be true and correct in all material respects on and as of the Closing Date, and the HCP Parties shall have delivered to the Sunrise Parties officers’ certificates to that effect.

(xix) Performance of Obligations. The HCP Parties shall have performed and observed, in all material respects, all covenants and agreements of this Agreement and in the other Closing Documents to be performed and observed by the HCP Parties on and as of the Closing Date, including the Mutual Release of Claims.

(xx) Sunrise Lender Matters. The Sunrise Parties shall have received evidence reasonably satisfactory to Sunrise that Sunrise’s credit facility lender, Bank of America, N.A. (for itself and as agent for the other lenders thereunder), has approved in writing of the terms contained in this Agreement and in the other Closing Documents (and any documents executed by or among any of the Sunrise Parties and any of the Tenants) to which any of the Sunrise Parties are a party, and the Transactions.

(xxi) No Defaults. No material default by the HCP Parties, or any of them, under this Agreement or under any other Closing Document to which any of the HCP Parties are a party shall have occurred and be continuing.

(xxii) Actions Under Organizational Documents. The HCP Parties shall have taken all corporate, partnership, limited liability company and other proceedings required to be taken by the HCP Parties in connection with this Agreement and the other Closing Documents to be executed and delivered by any of the HCP Parties, and the Transactions, including under the Organizational Documents of the HCP Parties, and shall have delivered to the Sunrise Parties such documents and certificates evidencing the same as the Sunrise Parties may reasonably request.

(xxiii) Delivery of Tenant Releases. Each of the Tenants shall have executed and delivered to the Sunrise Parties the Mutual Limited Release of Claims in the form attached to the applicable Owner Agreement Amendment (the “Tenant Releases”) and required to be executed by such Tenant on the Closing Date.

Termination of Agreement; Waiver of Conditions.

(xxiv) Termination. If the Closing fails to occur on the Effective Date for any reason, then, unless otherwise agreed to in writing, this Agreement shall terminate in its entirety and with respect to all Facilities and Portfolios.

(xxv) Effect of Termination. If this Agreement shall be terminated pursuant to Section 3(c)(i), all further obligations of each Party under this Agreement shall terminate; provided, however, that any such termination shall be without prejudice to the right of any Party to assert any claims or other rights against the defaulting Party or

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Parties arising out of or in any way related to this Agreement or any of the Facility Documents. Upon any such termination, any documents, instruments and/or monies which have been previously delivered or deposited into “escrow” pending the Closing shall be promptly returned to the Party who delivered or deposited the same.

(xxvi) Waiver of Conditions. If any condition specified in Section 3(a) or 3(b) hereof is not satisfied on or prior to the Closing Date, provided all Parties for whom any such condition is benefiting elect, in their sole discretion, to waive such condition in writing, the Transactions contemplated in this Agreement shall proceed to Closing. Any election to waive a condition and to proceed to a Closing shall be evidenced by a written document executed on behalf of all Parties waiving such condition.

Settlement Matters.

Mutual Limited Release of Claims. At the Closing, the Parties shall execute and deliver and HCP shall cause the Direct Lease Landlords to execute and deliver and Sunrise shall cause the Direct Lease Tenant to execute and deliver the Mutual Limited Release of Claims in the form attached hereto as Exhibit B (the “Mutual Release of Claims”).

Dismissal of Litigation. Within five (5) Business Days after the Closing Date, each Party to the Litigation shall dismiss and the HCP Parties shall cause each of the Direct Lease Landlords and Sunrise shall cause the Direct Lease Tenant to dismiss, with prejudice, all of its claims, cross-claims and counter-claims in the Litigation. Each Party shall bear its own costs and expenses (including attorneys’ fees) in connection therewith; provided, however, that the HCP Parties shall be solely responsible for all costs of obtaining the Tenant Releases as provided in Section 3( b)(ix) hereof.

No Admission of Liability. The Settlement which is a portion of the subject of this Agreement is a compromise of disputed claims and neither the fact that this Agreement was entered into, nor any provision contained herein, (i) is to be construed as an admission of Liability by any of the Parties or their Affiliates, or (ii) may be used for any purpose in any litigation, arbitration or other dispute resolution proceeding between the Parties or their Affiliates; provided, however, that the Parties and their Affiliates may use and refer to this Agreement and the provisions hereof and the Mutual Release of Claims as it relates to the applicable Portfolios or Direct Leased Facilities in any dispute resolution proceeding relating to this Agreement, the Mutual Release of Claims and the other Closing Documents. Each Party recognizes that the Settlement is in lieu of further prosecution of the Litigation, including appeals. Consequently, each Party to the Litigation agrees that it will not rely upon or make reference to the Memorandum Opinion for any purpose in any future litigation, arbitration, dispute resolution or expert resolution process between or among the Parties or their Affiliates other than for the purpose of proving the matters that were the subject of the Litigation should any dispute arise as to that issue. The Parties and their Affiliates being released by this Agreement and the Mutual Release of Claims deny any liability and, by this instrument, intend merely to avoid further litigation and obtain their peace. The settlement memorialized in this Agreement has been arrived at after thorough bargaining and negotiations at arm’s length and represents a final, mutually agreeable compromise.

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Security Interest in Facility Documents. At the Closing, the Parties shall execute and deliver the Security Agreement in the form attached hereto as Exhibit C (the “Security Agreement”).

Transition Facilities.

Subordination and Termination. At the Closing, the Parties shall execute and deliver the Subordination and Termination Agreement in the form attached hereto as Exhibit D (the “Subordination Agreement”).

Cooperation by the Sunrise Parties in Marketing and Transition Services.

(xxvii) The Sunrise Parties acknowledge that from and after the Closing Date, the HCP Parties shall have the right to coordinate and market each Transition Facility for a sale, new lease or similar transaction involving the transition of operational responsibility and/or ownership of each such Transition Facility, including engaging one or more broker(s) or agent(s) as may be selected by the HCP Parties for such purposes. The Sunrise Parties agree to reasonably cooperate with such marketing effort until the applicable Management Termination Date, without charge to any of the HCP Parties or Tenants, including (A) by reasonably assisting with and responding to all reasonable due diligence requests, (B) making a knowledgeable employee of such Transition Facility available to meet with brokers or agents retained by the HCP Parties and showing such Transition Facility (and all books and records relating thereto) to any prospective New Operator, (C) reviewing and providing comment on provisions relating to management or operational matters contained in any offering memoranda regarding such Transition Facility, (D) confirming to any such prospective New Operator and/or its lenders or joint venture partners that, upon any Management Termination with respect to such Transition Facility, the applicable Sunrise-Related Facility Documents will terminate and (E) any other reasonable similar or related activities.

(xxviii) In addition to, and without limiting the provisions of Section 6(b)(i) hereof or any transition or end of term obligations of the applicable Sunrise Parties or HCP Parties as set forth in the Sunrise-Related Facility Documents, but subject to the provisions of clause (iii) below and Section 6(c) hereof, the Sunrise Parties agree, at the request of the HCP Parties, and without charge to any of the HCP Parties or Tenants (except as otherwise provided below), to reasonably cooperate with the HCP Parties or any New Operator in an orderly and smooth transition of operations at each Transition Facility upon, or in anticipation of, both a Lease Termination and a Management Termination with respect to such Transition Facility, by (A) substantially complying with and implementing with the applicable Tenant, Landlord and New Operator, the provisions of Schedule 5 attached hereto with respect to such Transition, and (B) at or prior to the applicable Transition Date executing and delivering one or more operations transfer agreement(s) with the applicable Tenant and New Operator incorporating the provisions of such Schedule 5 and such other matters as may be reasonably requested by the applicable Tenant, HCP Parties and/or New Operator and reasonably agreed to by the Sunrise Parties, in each case upon customary terms and conditions and in form and substance reasonably acceptable to, and negotiated in good faith by, the Sunrise Parties

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so long as the applicable New Operator is also negotiating in good faith. Subject to the provisions of Section 6(b)(iii) below, no Sunrise Party shall be in breach or default of its obligations pursuant to this Section 6 or Schedule 5 until such Sunrise Party shall have been given notice of such breach or default and not less than thirty (30) days to cure the same after the giving of such notice or such longer period of time as shall be reasonably necessary to cure such breach or default, not to exceed an additional thirty (30) days.

(xxix) Notwithstanding anything to the contrary in this Section 6(b), the Parties agree that:

(A) Notwithstanding that the Parties have specifically defined a “Transition Obligation Nonperformance Condition” for the limited purpose of setting forth the circumstances under which the HCP Parties shall not be required to pay to the Sunrise Parties, or shall otherwise be permitted to delay payment of, an applicable Future Transaction Consideration Payment subject to and in accordance with Section 2(c)(ii) above, in no event shall such definition derogate the materiality of any other breach or default by the Sunrise Parties of their respective obligations under this Section 6(b) or Schedule 5 attached hereto or elsewhere in this Agreement or the other Closing Documents or otherwise limit the HCP Parties’ rights or remedies, whether at law, in equity or both, upon the occurrence of any such other breach or default, including the right to seek and collect any damages, losses or other Liabilities suffered or incurred by any of the HCP Parties by reason of any such other breach or default; provided, that in all events the Sunrise Parties shall be entitled to payment of the applicable Future Transaction Consideration Payment subject and in accordance with Section 2(c)(ii) above; provided further, that with respect to any such breach or default by the Sunrise Parties of any of their respective specifically enumerated obligations under this Section 6(b) or Schedule 5 which specifically enumerated obligation is in addition to, and not otherwise an obligation (whether as a general or specific obligation) of a Sunrise Party under the applicable Facility Documents, the HCP Parties’ shall not be entitled to receive (and shall not seek) damages, losses or other Liabilities in the aggregate in excess of Ten Million Dollars ($10,000,000); provided further; that the foregoing maximum Liability amount shall not apply to, and the HCP Parties’ shall be entitled to seek and collect all damages, losses and other Liabilities to which the HCP Parties may be entitled as a result of any gross negligence, willful misconduct or fraud by any of the Sunrise Parties.

(B) Except to the extent otherwise agreed to by the Sunrise Parties in their sole discretion, so long as no Transition Obligation Nonperformance Condition exists, the obligations of the Sunrise Parties pursuant to this Section 6(b) or Schedule 5 attached hereto with respect to each of the Transition Facilities within a Portfolio shall be conditioned upon the Transition Date with respect to all Transition Facilities in such Portfolio occurring on the same day.

Indemnity Obligations. Subject to the Mutual Release of Claims, with respect to each Transition Facility, the Sunrise Parties and the HCP Parties shall remain responsible for any and

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all indemnification and/or hold harmless obligations of each such Sunrise Party and/or HCP Party (as the case may be) under the applicable Facility Documents for such Transition Facility for matters relating to periods prior to the applicable Transition Date, and such obligations shall survive the applicable Transition Date with respect to such Transition Facility to the extent such obligations expressly survive under the terms of the applicable Facility Documents, and subject to the terms and limitations thereof.

Employee Matters. From and after the Closing Date and prior to any Management Termination with respect to any Transition Facility, the Sunrise Parties covenant and agree not to, and cause each of their Affiliates to not solicit, endeavor to entice away, or offer employment or a consulting or other position to any employee working solely at a Transition Facility to any other facility that is owned, operated or managed by any of the Sunrise Parties or their Affiliates; provided, however, that the foregoing shall not apply to or restrict the Sunrise Parties or their Affiliates from offering employment to or hiring or employing any such employee or consultant at any such other facility who either (i) approaches a Sunrise Party or any Affiliate of the Sunrise Parties and requests information about potential employment outside of such Transition Facility, or (ii) responds to any general employment advertisements or any general solicitation by any of the Sunrise Parties or their Affiliates so long as such general advertisements or solicitations are part of the Sunrise Parties’ or their Affiliates’ customary recruiting techniques to locate qualified employees and does not target principally or exclusively employees of any such Transition Facility.

End of Term Matters. Notwithstanding anything to the contrary in any of the Sunrise-Related Facility Documents relating to any of the Transition Facilities, except as otherwise expressly provided in this Agreement, in connection with, and upon the occurrence of an applicable Management Termination Date with respect to any applicable Transition Facility and Portfolio, the Sunrise Parties hereby agree for themselves and on behalf of their Affiliates as follows:

(xxx) None of the HCP Parties or their Affiliates shall be obligated to make or otherwise be liable for any payment or contribution with respect to the following to the extent otherwise due and owing to any of the Sunrise Parties as of the applicable Management Termination Date or Transition Date: (A) any income support payments made by any of the Sunrise Parties or their Affiliates under any of the applicable Facility Documents or otherwise relating to such Facility for any period prior to applicable Management Termination Date or Transition Date; (B) any costs incurred by any of the Sunrise Parties or their Affiliates in connection with the acquisition or obtaining of any licenses or permits for such Transition Facility, regardless of whether the same are transferred in connection with a Management Termination Date, or otherwise; and (C) any amount expressed as a so-called termination fee or otherwise as damages for an early termination of the applicable Sunrise-Related Facility Documents for such Transition Facility prior to the stated term thereof.

(xxxi) Each of the Sunrise Parties for themselves and on behalf of their applicable Affiliates hereby acknowledge and agree that none of them has the right to, or shall retain or otherwise receive any funds held by any of the Sunrise Parties or their Affiliates or for the benefit of the HCP Parties or their Affiliates and relating to such

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Transition Facility, including any petty cash, FF&E reserves or working capital, except for (x) amounts owed to such Sunrise Parties under the applicable Facility Documents for such Transition Facility, (y) any amounts required to be paid by the Sunrise Parties to third parties on account of Facility expenses for such Transition Facility accrued prior to the applicable Management Termination Date and (z) any amounts that the Sunrise Parties or their Affiliates are entitled to retain as an escrow reserve pursuant to any Facility Document.

(xxxii) Each of the Sunrise Parties for themselves and on behalf of their applicable Affiliates hereby irrevocably waive and relinquish any right or option to: (A) purchase or otherwise remove from such Transition Facility any inventory or consumable assets or supplies used in connection with or otherwise located at such Transition Facility, regardless whether any of such items contain any Proprietary Marks; (B) continue to manage, operate or otherwise occupy any such Transition Facility following any Management Termination Date and prior to the date that such Transition Facility is re-branded; provided that the Sunrise Parties may remove their Intellectual Property and signs after the Management Termination Date in accordance with Schedule 5 attached hereto; and (C) remove any computer equipment from such Transition Facility, whether or not the Sunrise Parties agree to reimburse or otherwise purchase such equipment from any of the HCP Parties, the Tenants or their Affiliates at its book value, fair market value or other amount, except that the Sunrise Parties shall be entitled to remove any computer equipment and/or proprietary software owned or leased (to the extent the lease is not assigned) by the Sunrise Parties at the Facilities and identified on Schedule 6 attached hereto (provided that all non-proprietary data and information contained in any computer equipment shall be delivered to the applicable HCP Parties, Tenants and/or any New Operator; and

(xxxiii) With respect to any Transition Facility within the MA1 Portfolio, the Sunrise Parties agree to perform with the applicable Tenants a final reconciliation and to make appropriate payment adjustments, in each case in a manner and within the time that is consistent with the provisions relating to such matters in the applicable Facility Documents for the MA2 Portfolio.

CapEx Expenditures. The Sunrise Parties hereby agree for themselves and on behalf of their Affiliates that any approval or deemed approval by the HCP Parties of the 2010 Repairs and Equipment Estimates for the Transition Facilities extends to no more than those projects that have been completed as of the Effective Date hereof and those projects identified on Schedule 7 attached hereto that have commenced prior to the Closing Date, and that such approval or deemed approval does not extend to, and the Sunrise Parties shall not be entitled to incur or expend any sums for the purchase or installation of any other furniture, fixtures or equipment or other work for or relating to any of such Transition Facilities to the extent not set forth on Schedule 7 attached hereto where the same is managed by Sunrise Design Services or in which Sunrise Design Services or any other Affiliate of Sunrise is in any way receiving or otherwise entitled to receive any fees, including a design and/or procurement fee, in connection therewith.

Continuation Facilities. Notwithstanding anything to the contrary in any of the Sunrise-Related Facility Documents relating to any of the Continuation Facilities, but subject to the

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provisions of Section 9 hereof with respect to the Leesburg Facility, from and after the Closing Date, the HCP Parties and the Sunrise Parties agree to the following with respect to each Continuation Facility and applicable Portfolio of Continuation Facilities:

RIDEA Restructuring.

(xxxiv) As used in this Agreement, the following terms shall have the following meanings:

(A) “RIDEA Modifications” generally means, with respect to each Continuation Facility within an applicable Portfolio, such amendments and modifications to the applicable Sunrise-Related Facility Documents for such Continuation Facility and such other documents or instruments as the HCP Parties believe are reasonably necessary based upon advice from the HCP Parties’ tax counsel for the applicable HCP Parties to implement a RIDEA Restructure with respect thereto in compliance with the requirements of RIDEA and that permits HCP to continue to qualify as a “real estate investment trust” under the Revenue Code following the applicable RIDEA Restructure Date. Such RIDEA Modifications shall include, but are not limited to, those amendments or modifications to the existing Sunrise-Related Facility Documents and any other documents or instruments necessary to implement those requirements generally described on Schedule 8 attached hereto, as such amendments or modifications shall be agreed upon by the HCP Parties and the Sunrise Parties. Those RIDEA Modifications which are agreed to by the HCP Parties and the Sunrise Parties shall be referred to herein as the “Agreed Upon RIDEA Modifications”.

(B) “RIDEA Required Approvals” means, with respect to each Continuation Facility within an applicable Portfolio, receipt of all required licenses, operating permits and other authorizations or approvals from all applicable Governmental Authorities for such Continuation Facility as necessary for the continued use and operation of each such Continuation Facility in connection with a RIDEA Restructure and the written approval of any lender holding a Lien on such Continuation Facility to all of the terms and conditions of a RIDEA Restructure and the applicable Sunrise-Related Facility Documents (as amended and modified by the applicable Agreed Upon RIDEA Modifications) for such Continuation Facility.

(C) “RIDEA Restructure” generally means, with respect to each Continuation Facility within an applicable Portfolio, a Lease Termination with respect to such Continuation Facility and all other Continuation Facilities within such Portfolio and contemporaneously therewith (A) the leasing by the applicable HCP Parties of each such Continuation Facility within such Portfolio to one or more New HCP-Related Tenants pursuant to new written lease(s) in form and substance acceptable to such HCP Parties and such New HCP-Related Tenants (each such new lease, a “RIDEA Lease”), and a copy of which shall be delivered to the applicable Sunrise Parties for review (but not approval), (B) the execution and delivery by the applicable Parties and/or their Affiliates of the

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applicable Agreed Upon RIDEA Modifications with respect to each such Continuation Facility within such Portfolio, (C) the written assumption by the applicable New HCP-Related Tenant in form and substance reasonably satisfactory to the applicable Sunrise Parties of the applicable Tenant(s)’ duties, covenants and obligations first arising or accruing from and after the applicable RIDEA Restructure Date under the applicable Sunrise-Related Facility Documents with respect to the applicable Continuation Facility (as such documents are amended and modified by the applicable Agreed Upon RIDEA Modifications), and (D) to the extent the applicable Operator does not qualify as an Eligible IK (as reasonably determined by Landlord and New Tenant’s based upon the advice of their tax counsel), the assignment by such Operator to, and the assumption by an Affiliate of Sunrise that qualifies as an Eligible IK (as reasonably determined by Landlord and New Tenant’s based upon the advice of their tax counsel), of the duties, covenants and obligations of such Operator under the Sunrise-Related Facility Documents (as such documents are amended and modified by the applicable Agreed Upon RIDEA Modifications) (such Operator or other Affiliate of Sunrise being referred to herein as, a “Qualified Manager”). Any reasonable out-of-pocket costs or expenses incurred by any Sunrise Party or Qualified Manager in connection with such Sunrise Party’s or Qualified Manager’s complying with the provisions of this Section 7(a) and/or Schedule 8 attached hereto or assisting in implementing the RIDEA Restructure shall be reimbursed by the HCP Parties.

(D) “RIDEA Restructure Date” means, with respect to any Continuation Facility and applicable Portfolio, the effective date that a RIDEA Restructure is implemented with respect thereto in accordance with the provisions of this Section 7.

(xxxv) Each of the Parties hereby acknowledge and agree that the Parties have not negotiated or agreed upon the specific terms and provisions of any RIDEA Modifications that the HCP Parties believe are necessary for the applicable HCP Parties to implement a RIDEA Restructure with respect to any Continuation Facility and applicable Portfolio. Following the Closing Date, the Sunrise Parties hereby covenant and agree to cooperate with the HCP Parties and each of the Sunrise Parties and HCP Parties agree to negotiate reasonably and in good faith promptly following HCP’s written request to do so for any Continuation Facility and applicable Portfolio as to which HCP desires to implement a RIDEA Restructure, to agree upon the specific terms and provisions of the RIDEA Modifications applicable thereto, including the terms upon which the requirements generally described on Schedule 8 attached hereto shall be implemented); provided, however, that with respect to the NY Facilities, if applicable, the forgoing covenant of cooperation and good faith negotiation shall include a covenant of cooperation and good faith negotiation to promptly reach agreement on such RIDEA Modifications applicable thereto as well as a mutually acceptable structure which would replicate as closely as possible (after taking into account the applicable Laws and requirements of applicable Governmental Authorities with jurisdiction relating to such NY Facility) the RIDEA Structure, including Agreed Upon RIDEA Modifications applicable to the balance of the Continuation Facilities within the Sun1 Portfolio.

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Notwithstanding anything to the contrary set forth herein, the Sunrise Parties shall not be required to agree to any such RIDEA Modifications or otherwise implement a RIDEA Restructure for any such Continuation Facility and applicable Portfolio (x) if such RIDEA Modifications together with the terms of any RIDEA Leases applicable thereto taken as a whole would, in the reasonable judgment of the Sunrise Parties, have a net negative economic impact on the applicable Sunrise Parties or their Affiliates with respect to such Portfolio or (y) if the applicable New HCP-Related Tenant will not, as reasonably determined by the applicable Sunrise Parties, be adequately capitalized as of the applicable RIDEA Restructure Date or (z) if the RIDEA Restructure Date with respect to all Continuation Facilities in a Portfolio does not occur on the same day.

(xxxvi) Subject to (A) obtaining the applicable RIDEA Required Approvals and (B) the Parties reaching agreement on the RIDEA Modifications as provided in Section 7(a)(ii) hereof, the Sunrise Parties hereby consent and agree that, notwithstanding anything to the contrary in the Sunrise-Related Facility Documents, the HCP Parties shall have the right (but not the obligation, and subject to the terms of the applicable Leases and/or Tenant Agreements) upon not less than twenty (20) Business Day’s written notice to the Sunrise Parties at any time following the Closing Date (a “RIDEA Election”), to implement a RIDEA Restructure for any Continuation Facility and Portfolio, provided, that, subject to the provisions of Section 9 hereof with respect to the Leesburg Facility, if the applicable HCP Parties make a RIDEA Election with respect to any Continuation Facility such RIDEA Election shall also be made with respect to, and the RIDEA Restructure Date shall occur contemporaneously with, each other Continuation Facility in such Portfolio, unless otherwise agreed to by the HCP Parties and the Sunrise Parties in their sole discretion. In the event that the HCP Parties make a RIDEA Election with respect to any Continuation Facilities and Portfolio, the applicable Parties hereby agree to promptly execute and deliver the applicable Agreed Upon RIDEA Modifications and to reasonably cooperate with one another and take such other reasonable actions as necessary to implement such RIDEA Restructure with respect to the applicable Continuation Facilities and Portfolio. Without limiting the foregoing, the Sunrise Parties agree to reasonably cooperate, at no out-of-pocket cost, expense or additional liability to the Sunrise Parties, with the HCP Parties and each New HCP-Related Tenant in connection with the processing of any applications for any RIDEA Required Approvals (including with respect to any lender, executing and delivering such documents and instruments as may be required by such lender in connection therewith, in each case in form and substance reasonably acceptable to the Sunrise Parties and the HCP Parties) so that the same may be obtained as soon as practicable following delivery by the HCP Parties to the Sunrise Parties of a RIDEA Election with respect to any applicable Continuation Facilities and Portfolio.

(xxxvii) From and after the Closing Date and until the applicable RIDEA Restructure Date, if at all, the existing Lease, Management Agreement and other Facility Documents pertaining to each Continuation Facility shall (subject to the applicable Owner Agreement Amendment (or any other documents or instruments executed and delivered in connection therewith)) remain in full force and effect.

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(xxxviii) Nothing contained herein shall be deemed or construed to prohibit any of the HCP Parties or any of the Tenants, as applicable, from effecting any Lease Termination or any earlier termination of any of the Sunrise-Related Facility Documents with respect to any such Continuation Facility (as the case may be), in accordance with such Sunrise-Related Facility Documents with respect thereto, as a result of a breach or default by any applicable Tenant or Sunrise Party of its respective obligations thereunder from and after the Closing Date (as the case may be), to the extent the terminating party had such termination rights under the applicable Lease or Sunrise-Related Facility Document with respect to such Continuation Facility (after giving effect to the Mutual Release of Claims).

Transition Matters.

(xxxix) The Parties acknowledge that in connection with any RIDEA Restructure for a Continuation Facility, the applicable Lease will be terminated and Sunrise-Related Facility Documents will be amended or modified by the Agreed Upon RIDEA Modifications with respect to such Continuation Facility as provided in Section 7(a) hereof, and that pursuant to the applicable RIDEA Lease and the Sunrise-Related Facility Documents (as so amended or modified by such Agreed Upon RIDEA Modifications), the operation of such Continuation Facility will be continued from and after the applicable RIDEA Restructure Date by a Qualified Manager for and on behalf of the applicable New HCP-Related Tenant, rather than for and on behalf of the applicable Tenant. Accordingly, in order to effect an orderly and smooth transition of the operational rights and responsibilities (including all revenues and Liabilities) relating to such Continuation Facility for the period prior to such RIDEA Restructure Date (which shall be for the account of, and shall remain the responsibility of, the applicable Tenant with respect to all such revenues and Liabilities accruing or arising prior to such RIDEA Restructure Date) and the period from and after such RIDEA Restructure Date (which shall be for the account of, and shall become the responsibility of, such New HCP-Related Tenant with respect to all such revenues and Liabilities first accruing or arising from and after such RIDEA Restructure Date, and subject to the provisions of the Sunrise-Related Facility Documents (as so amended or modified by such Agreed Upon RIDEA Modifications), the Sunrise Parties agree to reasonably cooperate with such Tenant and such New HCP-Related Tenant in connection with such transition, including, (x) continuing to seek and collect all accounts receivable and process all payments for periods prior to the applicable RIDEA Restructure Date in accordance with the applicable Sunrise-Related Facility Documents, and (y) the following, in each case solely with respect to the Continuation Facilities and Portfolio in question:

(A) The Sunrise Parties will and will cause the Qualified Manager to make available for review to the HCP Parties and New HCP-Related Tenant all historical books and records, resident agreements, service contracts (excluding national contracts, provided that with respect to such national contracts the Qualified Manager will cooperate with the HCP Parties and New HCP-Related Tenant to provide such reasonable information to demonstrate the costs for such national contracts are being fairly and reasonably allocated), insurance and worker’s compensation claims history in such possession or control of the Sunrise Parties or the Qualified Manager;

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(B) The Sunrise Parties will and will cause the Qualified Manager to provide the HCP Parties and New HCP-Related Tenant with an electronic file at least 15 days prior to the RIDEA Restructure Date and as of the RIDEA Restructure Date detailing resident pre-payments and receivables;

(C) The Sunrise Parties will and will cause the Qualified Manager to cooperate reasonably with such applicable Tenant, the HCP Parties and New HCP-Related Tenant in the collection and tracking of any and all resident, tenant and governmental receivables and provide such Tenant, the HCP Parties and New HCP-Related Tenant with a monthly update to the accounts receivable ledger and an aging accounts receivable report (detailed by resident and payee type), it being agreed that the receivables that relate to the period prior to such RIDEA Restructure Date are for such Tenant’s account and will be available to the applicable Sunrise Party to the extent consistent with the provisions of the applicable Facility Documents to satisfy liabilities of such Continuation Facility for the period prior to the Continuation Restructure Date;

(D) The Sunrise Parties will and will cause the Qualified Manager to reasonably cooperate with such Tenant, the HCP Parties and New HCP-Related Tenant in the identification of and payment to all third party vendors and suppliers for services rendered during the period prior to the RIDEA Restructure Date;

(E) To the extent any then existing third party contracts are in the name of such Tenant, or require the consent of such third party in connection with such transition pursuant to such RIDEA Restructure, the HCP Parties and the Sunrise Parties will and the Sunrise Parties will cause the Qualified Manager to reasonably cooperate in the transition and assignment thereof to such New HCP-Related Tenant or such Qualified Manager (as applicable) and take all reasonable actions to obtain any such consents (at the sole cost and expense of the HCP Parties);

(F) Subject to the Mutual Release of Claims, the Sunrise Parties and the HCP Parties shall remain responsible for any and all indemnification and hold harmless obligations of each such Sunrise Party and/or HCP Party (as the case may be) under the applicable Facility Documents for matters relating to pre-transition operations, and such obligations shall survive the applicable RIDEA Restructure Date; and

(G) The Sunrise Parties will and will cause the Qualified Manager to execute and deliver one or more operations transfer agreement(s) incorporating the foregoing obligations and such other matters as may be reasonably requested by such Tenant, the HCP Parties or New HCP-Related Tenant and reasonably agreed to by the Sunrise Parties, in each case upon

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customary terms and conditions and in form and substance reasonably acceptable to, and negotiated in good faith by the Sunrise Parties so long as such Tenant, the HCP Parties and New HCP-Related Tenant as applicable also negotiate in good faith.

Direct Leased Facilities (Fairfax and Quadrangle). Each of the Parties hereby acknowledge and agree for themselves and on behalf of their applicable Affiliates that the Direct Leases, and each of them, shall continue in full force and effect in accordance with their applicable terms as in effect as of the Effective Date and nothing contained herein shall be deemed or construed to amend, modify or waive in any way the terms or provisions of the Direct Leases; provided, however, that each of the Parties hereby further acknowledge and agree for themselves and on behalf of their applicable Affiliates that the conditions to the effectiveness of that certain First Amendment to Leases dated as of April 24, 2009, between the Direct Lease Landlords and Direct Lease Tenants failed to occur within the time period provided therein and that, as a result thereof, neither such First Amendment to Leases nor the Mutual Limited Release of Claims executed in connection therewith have any force or effect.

Marketing of the Leesburg, Virginia Facility and Cooperation; Treatment as Transition Facility.

Marketing and Cooperation. Notwithstanding anything in this Agreement to the contrary, from and after the Closing Date, the HCP Parties shall have the right (but not the obligation) to coordinate and market the Continuation Facility that is part of the Sun1 Portfolio and located in Leesburg, Virginia (the “Leesburg Facility”) for a sale, new lease or similar transaction involving the transition of operational responsibility and/or ownership of the applicable HCP Party’s interest(s) in the Leesburg Facility to a third party (herein, a “Leesburg Transition Transaction”), including engaging one or more broker(s) or agent(s) as may be selected by the HCP Parties for such purposes. The Sunrise Parties agree to reasonably cooperate with such marketing effort, without charge to any of the HCP Parties, including (i) by reasonably assisting with and responding to all reasonable due diligence requests, (ii) making a knowledgeable employee of the Leesburg Facility available to meet with brokers or agents retained by the HCP Parties and showing the Leesburg Facility (and all books and records relating thereto) to any prospective New Operator, (iii) reviewing and providing comment on provisions relating to management or operational matters contained in any offering memoranda regarding the Leesburg Facility, (iv) confirming to any such prospective New Operator and/or its lenders or joint venture partners that upon the closing of any such transaction relating to the Leesburg Facility, the applicable Sunrise-Related Facility Documents will terminate and (v) any other reasonable similar or related activities.

Treatment as Transition Facility. Notwithstanding that the Leesburg Facility is part of the Sun1 Portfolio and defined as a “Continuation Facility” herein, if the HCP Parties elect to consummate a Leesburg Transition Transaction, then, upon a Lease Termination with respect to the Leesburg Facility in connection therewith, the applicable Sunrise-Related Facility Documents relating to the Leesburg Facility, including the applicable Management Agreement, shall automatically terminate, and in such event, Sections 6(b)(ii), 6(d) and 6(e) hereof shall apply to the Leesburg Facility with the same effect as though the Leesburg Facility was a “Transition Facility” under such Sections.

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2010 Operating Budgets and FF&E Reserve Matters (Continuation Facilities).

2010 Operating Budgets. Subject to the other provisions of this Section 10, the HCP Parties hereby approve the 2010 Operating Budgets.

FF&E Reserve Matters (Continuation Facilities).

(xl) The applicable HCP Parties hereby agree to fund into the FF&E reserve established pursuant to the applicable Facility Documents for the Sun1 Portfolio within ten (10) days following the Closing Date the sum of Two Million One Hundred Thousand and No/100ths Dollars ($2,100,000.00), and further agree that the amounts so funded in such FF&E reserve for the Sun1 Portfolio may, subject to the limitations set forth in approved fee schedule attached hereto as Schedule 9, be spent by the applicable Operator in accordance with the 2010 Repairs and Equipment Estimate (Sun1).

(xli) For the calendar year 2011, the applicable HCP Parties hereby agree, and to the extent a RIDEA Modification Date has occurred with respect to any Continuation Facility, shall cause applicable New HCP-Related Tenant to agree, not to disapprove any increase in the applicable “FF&E Reserve Payment” for either the Sun1 Portfolio or the Sun2 Portfolio as may be established in the applicable Repairs and Equipment Estimate for such calendar year prepared by the applicable Operator so long as such “FF&E Reserve Payment” for such Portfolio does not exceed the applicable Per Unit Funding Amount. For the calendar year 2011, the “Per Unit Funding Amount” for each Portfolio shall be as follows:

Portfolio	Per Unit Funding Amount
Sun1	$1,500.00
Sun2	$1,200.00

Commencing in 2012, and each year thereafter, the Per Unit Funding Amount shall be increased by the applicable CPI Increase for such year.

(xlii) For the calendar year 2011, and each year thereafter, the Sunrise Parties hereby agree that they shall not propose or seek approval for any Repairs and Equipment Estimate for any Continuation Facility to the extent the expenditures thereunder on account of any fees, including any design and/or procurement fees, payable to Sunrise Design Services or any other Affiliate of Sunrise in connection therewith exceed the fee schedule attached hereto as Schedule 9.

Representations and Warranties.

Representations and Warranties of the HCP Parties. Each of the HCP Parties represents and warrants to the Sunrise Parties that the representations and warranties contained in this Section 11(a) are true and correct as of the Effective Date.

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(xliii) Organization of the HCP Parties. Each of the HCP Parties is duly incorporated or formed, validly existing and in good standing under the Laws of the state of its organization or formation and is qualified to do business in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse affect on such HCP Party.

(xliv) Power and Authority. This Agreement and the other Closing Documents to be executed and delivered by any HCP Party have been duly authorized, executed and delivered by such HCP Party. This Agreement and the other Closing Documents to which a HCP Party is a party constitute the legal, valid and binding obligations of such HCP Party, as applicable, enforceable against it in accordance with the terms thereof.

(xlv) Due Authorization. This Agreement and the other Closing Documents to be executed and delivered by any HCP Party have been duly authorized, executed and delivered by such HCP Party, as applicable.

(xlvi) Noncontravention. Neither the execution and the delivery of this Agreement nor the other Closing Documents to be executed and delivered by an HCP Party nor the consummation of the Transactions, will (A) violate any Law, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such HCP Party is subject or any provision of its Organizational Documents, (B) result in the creation of any security interest or Lien upon any of the properties or assets of such HCP Party, or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, loan, financing or other arrangement to which such HCP Party or any of its Affiliates is a party or by which it is bound or to which any of its assets is subject.

(xlvii) Consents. Subject to the satisfaction of the conditions set forth in Section 3(a) hereof, the execution and delivery by each HCP Party of this Agreement and the other Closing Documents to be executed and delivered by such HCP Party and the consummation of the Transactions, do not require any authorization, registration or filing with, or consent or approval of, any Governmental Authority, or any other Person, other than such authorization, consent or approval which has been received by such HCP Party prior to the Effective Date.

(xlviii) Litigation. Except as disclosed in HCP’s public filings, there are no actions, proceedings or investigations, including Tax audits, pending against or affecting any HCP Party, seeking to enjoin, challenge or collect damages in connection with the Transactions or which could reasonably be expected to materially and adversely affect the financial condition or operations of any such HCP Party, or the ability of such HCP Party to carry out the Transactions and there are no actions, proceedings or investigations threatened against any HCP Party, seeking to enjoin, challenge or collect damages in connection with the Transactions which could reasonably be expected to materially and adversely affect the ability of such HCP Party to carry out the Transactions.

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(xlix) Brokers’ Fees. None of the HCP Parties nor any of their Affiliates has had any contact or dealings with any Person or broker which would give rise to the payment of any fee or brokerage commission in connection with this Agreement, the Exhibits and Schedules hereto or any other document to be executed and delivered in connection herewith or the Transactions.

(l) Patriot Act. To the extent applicable to each HCP Party, to the HCP Parties’ Knowledge each HCP Party has complied in all material respects with the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, which comprises Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”) and the regulations promulgated thereunder, and the rules and regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”). Neither any HCP Party nor any of their Affiliates is included on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC, or a resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Patriot Act as warranting special measures due to money laundering concerns or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. As used in this Section 11(a)(viii), “Knowledge” shall mean and refer only to the actual knowledge without investigation or duty to investigate, of Paul Gallagher and Susan Tate of HCP.

(li) Facility Documents. To the HCP Parties’ Best Knowledge, the Leases, Management Agreements and Owner Agreements described on Schedule 1 hereto and the Facility-Related Documents described on Schedule 2 hereto, constitute all of the material agreements, documents or other instruments by, between or among any of the HCP Parties or their Affiliates, the Sunrise Parties or their Affiliates and the Tenants or their Affiliates the subject matter of which is the leasing, use, operation and/or management of each Facility and the Facilities within each Portfolio, as applicable. As used in this Section 11(a)(ix), “Best Knowledge” shall mean and refer to the knowledge of Paul Gallagher and Susan Tate of HCP, after such reasonable and diligent inquiry as appropriate to ascertain the accuracy thereof.

Representations and Warranties of the Sunrise Parties. Each of the Sunrise Parties represents and warrants to the HCP Parties that the representations and warranties contained in this Section 11(b) are true and correct as of the Effective Date.

(lii) Organization of the Sunrise Parties. Each of the Sunrise Parties is duly incorporated or formed, validly existing and in good standing under the Laws of the state of its organization or formation and is qualified to do business in each jurisdiction in

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which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse affect on such Sunrise Party.

(liii) Power and Authority. This Agreement and the other Closing Documents to be executed and delivered by any Sunrise Party have been duly authorized, executed and delivered by such Sunrise Party. This Agreement and the other Closing Documents to which a Sunrise Party is a party constitute the legal, valid and binding obligations of such Sunrise Party, as applicable, enforceable against it in accordance with the terms thereof.

(liv) Due Authorization. This Agreement and the other Closing Documents to be executed and delivered by any Sunrise Party have been duly authorized, executed and delivered by such Sunrise Party, as applicable.

(lv) Noncontravention. Neither the execution and the delivery of this Agreement nor the other Closing Documents to be executed and delivered by any Sunrise Party nor the consummation of the Transactions, will (A) violate any Law, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such Sunrise Party is subject or any provision of its Organizational Documents, (B) result in the creation of any security interest or Lien upon any of the properties or assets of such Sunrise Party relating to the Facilities or the Sunrise-Related Facility Documents (except for the security interests in favor of the HCP Parties pursuant to the Security Agreement) or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, loan, financing or other arrangement to which such Sunrise Party or any of its Affiliates is a party or by which it is bound or to which any of its assets is subject.

(lvi) Consents. Subject to the satisfaction of the conditions set forth in Section 3(b) hereof, the execution and delivery by each Sunrise Party of this Agreement and the other Closing Documents to be executed and delivered by such Sunrise Party and the consummation of the Transactions, do not require any authorization, registration or filing with, or consent or approval of, any Governmental Authority, or any other Person, other than such authorization, consent or approval which has been received by such Sunrise Party prior to the Effective Date.

(lvii) Solvent. None of the Sunrise Parties will be rendered insolvent as a result of any of the Transactions. For purposes hereof, the term “solvency” means, with respect to each Sunrise Party, that: (A) the fair salable value of such Sunrise Party’s tangible assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with generally accepted accounting principles, and whether direct or indirect, fixed or contingent, secured or unsecured, and disputed or undisputed); (B) such Sunrise Party is able to pay its debts or obligations in the ordinary course as they mature; and (C) such Sunrise Party has capital sufficient to carry on its businesses.

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(lviii) Litigation. Except as disclosed in Sunrise’s public filings, there are no actions, proceedings or investigations, including Tax audits, pending against or affecting any Sunrise Party, seeking to enjoin, challenge or collect damages in connection with the Transactions or which could reasonably be expected to materially and adversely affect the financial condition or operations of any such Sunrise Party, or the ability of such Sunrise Party to carry out the Transactions and there are no actions, proceedings or investigations threatened against any Sunrise Party, seeking to enjoin, challenge or collect damages in connection with the Transactions which could reasonably be expected to materially and adversely affect the ability of such Sunrise Party to carry out the Transactions.

(lix) Brokers’ Fees. None of the Sunrise Parties nor any of their Affiliates has had any contact or dealings with any Person or broker which would give rise to the payment of any fee or brokerage commission in connection with this Agreement, the Exhibits and Schedules hereto or any other document to be executed and delivered in connection herewith or the Transactions.

(lx) Not a Foreign Person. None of the HCP Parties is required to withhold taxes from any amounts payable to the Sunrise Parties under this Agreement (including any portion of the Transaction Consideration) under the Revenue Code, as amended. No Sunrise Party is a foreign person for purposes of Section 1445 of the Revenue Code. Each of the Sunrise Parties shall deliver a certificate in conformance with requirements of Section 1445(b)(2) of the Revenue Code, a Form W-9 and a CA Form 590 to each of the HCP Parties dated as of the date of the applicable Closing to that effect. Each Sunrise Party files or is included in state income tax returns filed by such Sunrise Party’s direct or indirect parent and such entity files state income tax returns in each of the states in which it, directly or indirectly or through its subsidiaries, leases or operates any property owned by HCP or its Affiliates.

(lxi) Patriot Act. To the extent applicable to each Sunrise Party, to the Sunrise Parties’ Knowledge each Sunrise Party has complied in all material respects with the Patriot Act and the regulations promulgated thereunder, and the rules and regulations administered by OFAC. Neither any Sunrise Party nor any of their Affiliates is included on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC, or a resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Patriot Act as warranting special measures due to money laundering concerns or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. As used in this Section 11(b)(x), “Knowledge” shall mean and refer only to the actual knowledge without investigation or duty to investigate, of Greg Neeb, Philip Kroskin and Todd Dorrien of Sunrise.

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(lxii) Aged Invoices. The Sunrise Parties have submitted to the each of the Facilities and applicable Tenants for payment all invoices for repairs, maintenance, replacement, alternations, improvements, goods or services that are dated prior to January 1, 2010 that the Sunrise Parties, or any of them, intend to submit for payment or reimbursement.

(lxiii) Debt Matters. None of the Sunrise Parties have received written notice of a default, and to the Knowledge of the Sunrise Parties, no event or circumstance has occurred which, with the giving of notice or passage of time would constitute a default, by any of the Sunrise Parties under the Sunrise credit facility with Bank of America, N.A. (as agent and lender) and the other lenders thereunder. An Affiliate of Sunrise is the borrower under a construction loan with Toronto Dominion Bank/TD Financial Group (or its successors or assigns), and the sole recourse of such lender for all amounts due and owing on account of such loan are to the property and related collateral pledged by such borrower to such lender, except that Sunrise guaranteed (A) the lien free completion of construction of the property in accordance with the plans and specifications therefor, (B) certain operating expense deficits relating to such property and (C) interest (but not principal) accrued under such loan. The obligations of Sunrise under clause (A) above have terminated inasmuch as construction of such property has been completed, lien free, and the obligations of Sunrise under clauses (B) and (C) above terminate automatically upon any foreclosure by such lender of such property.

(lxiv) Facility Documents. To the Sunrise Parties’ Best Knowledge, the Leases, Management Agreements and Owner Agreements described on Schedule 1 hereto and the Facility-Related Documents described on Schedule 2 hereto, constitute all of the material agreements, documents or other instruments by, between or among any of the HCP Parties or their Affiliates, the Sunrise Parties or their Affiliates and the Tenants or their Affiliates the subject matter of which is the leasing, use, operation and/or management of each Facility and the Facilities within each Portfolio, as applicable. As used in this Section 11(b)(xiii), “Best Knowledge” shall mean and refer to the knowledge of Greg Neeb, Philip Kroskin and Todd Dorrien of Sunrise, after such reasonable and diligent inquiry as appropriate to ascertain the accuracy thereof.

Indemnification.

Indemnification Provisions. In the event any Party breaches in any material respects any of its representations, warranties, duties, covenants or obligations contained in this Agreement or in any of the other Closing Documents executed and delivered in connection herewith by such Party, then such Party shall protect, indemnify, save harmless and defend the other Parties and their respective partners, directors, officers, employees and agents (collectively, “Representatives”) from and against the entirety of any Adverse Consequences the other Party or its Representatives may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by such breach. Any Party entitled to indemnification hereunder shall (except to the extent such Party is requesting or demanding indemnification for consequential or punitive damages that it is liable for to a third party) have the right (i) to select and retain its own counsel, (ii) direct the defense of any Claims related thereto, and (iii) control and approve of any settlement of any Claims. Any Party entitled

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to indemnification hereunder for consequential or punitive damages that it is liable for to a third party shall provide notice thereof to the Party to whom such indemnification is requested or demanded, and the Party obligated to provide such indemnification hereunder shall have the right by written notice to such indemnified Party (A) to assume and direct the defense of such Claim, (B) select and retain counsel to defend such Claim (provided that such counsel is reasonably acceptable to the indemnified Party), and (C) control the settlement of any Claims, provided that any such settlement shall only involve the payment of money and as to which payment such indemnifying Party shall be solely responsible. If any such settlement shall involve anything other than the payment of money, then the indemnified Party shall have the right to approve such settlement in its sole discretion.

Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach in any material respects of any representation, warranty, or covenant or any claim or cause of action under this Agreement or the other Closing Documents.

Survival. Subject to the provisions of Section 13(m)(i) hereof, the provisions of this Section 12 shall survive the Closing and any termination of this Agreement.

Miscellaneous.

Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a “notice”) must be in writing and may be served personally or by U.S. Mail or as otherwise permitted in this Section 13(a). If served by U.S. Mail, it shall be addressed as follows:

If to a HCP Party to:	c/o HCP, Inc. 3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806 Attn: Legal Department Facsimile: (562) 733-5200

With a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626 Attn: David C. Meckler, Esq. Facsimile: (714) 755-8290

If to a Sunrise Party:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: Chief Executive Officer Facsimile: (703) 744-1628

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With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

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With a copy to:	Arent Fox LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036 Attention: Kimberly A. Wachen, Esq. Facsimile: (202) 857-6395

and to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Eugene A. Pinover, Esq. Facsimile: (212) 728-9254

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the U.S. Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, any Party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the Party at its address specified above as set forth in the courier’s delivery receipt. Any Party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.

Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each Party shall become bound by this Agreement immediately upon affixing its signature hereto. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Agreement, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

Entire Agreement. This Agreement, the other Closing Documents and the Facility Documents constitute the entire understandings and agreements between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, representations or understandings between or among them relating to the subject matter hereof and thereof (including the Term Sheet and 2009 Confidentiality Agreement, but specifically excluding the 2010 Confidentiality Agreement). All preceding agreements relating to the subject matter hereof or thereof, whether written or oral, are hereby merged into this Agreement, the other Closing Documents and the Facility Documents. This Agreement may not be modified in any manner except by an instrument in writing signed by all of the Parties.

Inconsistency with Facility Documents. Except as amended, modified or supplemented by this Agreement and the other Closing Documents, with respect to each Facility and Portfolio, the applicable Facility Documents (including as the same may have been amended, modified or

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supplemented by this Agreement or the other Closing Documents with respect to any Facility and Portfolio) shall remain in full force and effect in accordance with their respective terms. If, following the Closing Date, however, there is any conflict or inconsistency between (i) the terms of this Agreement and the other Closing Documents, and (ii) the terms of any of the Facility Documents, then the terms of this Agreement and the other Closing Documents shall control over any conflicting or contrary provisions in any of the Facility Documents.

Costs. Except as expressly set forth herein, each Party shall bear its own costs and expenses incurred in connection with this Agreement, the Exhibits and Schedules hereto and any other document or instrument executed in connection herewith, including its own legal, accounting and other professional fees and expenses.

Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule, whether of the State of New York or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than the State of New York.

Waiver. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by any HCP Party or any Sunrise Party of a breach of any representation, warranty or covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other representation, warranty, covenant or condition of this Agreement. No waiver by any HCP Party or any Sunrise Party shall be effective except pursuant to an instrument in writing signed by such Party.

Severability. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Attorneys’ Fees. If either any HCP Party or any Sunrise Party brings an action at law or other proceeding (including arbitration) against the other to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement, or by reason of any breach or default hereunder or thereunder, the Party(ies) prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its reasonable out-of pocket costs and reasonable out-of-pocket attorneys’ fees.

Successors and Assigns. This Agreement shall be binding upon the HCP Parties, the Sunrise Parties and their respective successors and assigns. Notwithstanding the foregoing, (i) the rights and obligations of the Sunrise Parties under this Agreement may not be assigned without the prior written consent of the HCP Parties, which consent may be given or withheld in the sole and absolute discretion of the HCP Parties, and (ii) the rights and obligations of the HCP Parties under this Agreement may not be assigned without the prior written consent of the Sunrise Parties, which consent may be given or withheld in the sole and absolute discretion of the Sunrise Parties.

Public Disclosure and Confidentiality.

(lxv) Any press release or other written release to the public of information with respect to the Transactions contemplated by this Agreement, or any

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matters set forth in this Agreement, made by any Party on or as of the Effective Date will be made only in the form approved in writing by all Parties, which approval shall not be unreasonably withheld, conditioned or delayed, except to the extent required by applicable Law; provided, however, that this Section 13(k)(i) shall not prevent any Party from making any (A) disclosures required by any applicable Law or order or request of a court or other regulatory body, including to the extent required to effectuate the Transaction, (B) disclosures or filings required or prudent (in the disclosing Party’s judgment) by such Party under the Securities and Exchange Commission or other federal or state securities’ Laws or the rules and regulations of the NYSE or NASDAQ, or the inclusion of any information in a prospectus, prospectus supplement or other offering circular or memorandum in connection with public or private capital raising activities undertaken by any Party or its Affiliates or any quarterly earnings press release, (C) disclosures to a court or other tribunal made as a part of any dispute resolution proceeding involving two or more Parties arising out of this Agreement, or (D) disclosures of any information previously disclosed in accordance with the provisions of this Section 13(k)(i) or any information that is or becomes publicly available other than as a result of a breach of this Section 13(k)(i).

(lxvi) The HCP Parties shall keep all Confidential Information confidential and not disclose it, or that such Confidential Information has been made available to them, to any Person; provided, however, that that the HCP Parties may disclose any of the Confidential Information, or that such Confidential Information has been made available to them, in connection with a Permitted Disclosure. The term “Permitted Disclosure” shall mean a disclosure by any of the HCP Parties (A) with the consent of the Sunrise Parties, (B) as may be required by any Laws, subject to compliance with the provisions below, by any subpoena, order or request of any Governmental Authority, and (C) to such of the HCP Covered Parties who have or are working on or consulted in connection with the Transactions. The HCP Parties shall inform its other HCP Covered Parties of the confidential nature of the Confidential Information (and the fact that the Confidential Information is being provided to them with the understanding that such HCP Covered Parties will keep the Confidential Information confidential) and undertake reasonable precautions to safeguard the confidential nature thereof. The HCP Parties shall be responsible for any breach of this Section 13(k)(ii) by any other HCP Covered Party as if such other HCP Covered Party were a party hereto. In the event that any HCP Covered Party shall be required by subpoena, order or request of any Governmental Authority to disclose any information in contravention of the non-disclosure requirements of this Section 13(k)(ii), the HCP Parties shall, except as prohibited by Law, promptly notify the Sunrise Parties of such request so that the Sunrise Parties may seek to limit such disclosure and obtain an appropriate protective order and/or confidential treatment of such information. The HCP Parties shall cooperate with the Sunrise Parties in seeking such limit, order and/or confidential treatment, at no out-of-pocket or expense to the HCP Parties. If any HCP Party is nonetheless compelled by subpoena, order or request of any Governmental Authority to disclose any information in contravention of the non-disclosure requirements of this Section 13(k)(ii), such HCP Party will disclose only that portion of such information that such HCP Party is legally required to disclose in the opinion of such HCP Party’s counsel.

37

(lxvii) Notwithstanding anything in this Agreement to the contrary, in connection with the Transactions and any transfer or financing of any ownership interests in and/or the operations of any of the Transition Facilities or the Leesburg Facility in connection therewith, the HCP Parties intend to disclose certain financial and other information to proposed New Operator(s) and/or lenders or capital or other joint venture partners or such other third parties to whom the HCP Parties believe such information would facilitate the Transactions, a transfer or financing of any ownership interests in and/or the operations of any of the Transition Facilities or the Leesburg Facility (collectively, the “Disclosure Parties”), including information relating to the occupancy rates and operating revenues and expenses for such Transition Facilities or the Leesburg Facility. Accordingly, notwithstanding anything to the contrary in any of the Facility Documents, the Sunrise Parties hereby expressly consent to the disclosure of such information to any such Disclosure Parties; provided, however, the HCP Parties shall obtain customary and reasonable confidentiality agreements from any such Disclosure Parties prior to any disclosure of such information; provided, further that the HCP Parties will not disclose to any such Disclosure Parties any Sunrise Protected Information (as hereinafter defined). For purposes of this Agreement, “Sunrise Protected Information” shall mean (A) any confidential or proprietary technology, information, customer lists (which shall not include lists of residents at the Facilities), or trade secrets of the Sunrise Parties obtained by any of the HCP Parties from any of the Sunrise Parties or the Tenants or in connection with an audit of the books and records of any of Transition Facilities or the Leesburg Facility, (B) the Sunrise-Related Facility Documents themselves or excerpts thereof, and (C) the amount of any monetary compensation payable to any of the Sunrise Parties under any of the Sunrise-Related Facility Documents.

Further Assurances. Subject to the terms and conditions of this Agreement, whether before, at or following the Closing, each of the Parties shall execute such further documents and shall take such further actions as may be reasonably necessary or desirable to accomplish the Transactions at the sole cost of the requesting Party, unless otherwise provided herein to be without charge to the requesting Party or at the cost or expense of the responding Party. Without limiting the foregoing, with respect to each Transition Facility, at the request of the HCP Parties at any time following the Closing Date, the Sunrise Parties shall cooperate with the HCP Parties in removing and shall execute such documents and instruments as are reasonably necessary to remove from title to any Facility any encumbrance thereto created by any recorded memorandum or similar document evidencing or otherwise providing notice of any of the Sunrise-Related Facility Documents; provided, however, the cost or expense of recording any such documents or instruments shall be borne by the HCP Parties. Additionally, the Parties shall cooperate with one another, at no out-of-pocket cost or expense to the Sunrise Parties, to timely provide any notifications to, and/or obtain any approvals from, all Governmental Authorities as may be required to consummate the Transactions contemplated by this Agreement and the other Closing Documents.

Survival; Specific Performance.

(lxviii) The representations and warranties made by each Party in this Agreement or any other Closing Document executed and delivered by such Party (and the right of any other Party to indemnification for a breach thereof pursuant to Section 12

38

hereof) shall survive the Closing until the second (2nd) anniversary of the Closing Date; provided, however, that the representations and warranties contained in Sections 11(a)(viii) and in Sections 11(b)(vi), (ix) and (x) hereof (and any substantially similar representations or warranties made by such Party in any other Closing Document) and the right of any other Party to seek indemnification for a breach thereof pursuant to Section 12 hereof shall survive the Closing until the expiration of the applicable period of limitations (giving effect to any waivers or extensions thereof). All of the other covenants and agreements of the Parties hereto to be observed or performed, in whole or in part, after the Closing Date in this Agreement or in any other Closing Document shall, except as otherwise set forth herein, survive the Closing without limitation to the extent required to effectuate the relevant post-Closing performance. The termination of the representations, warranties and indemnification provided herein shall not affect the rights of the Parties hereunder or under any other Closing Document in respect of any claim made in reasonable detail in a writing received by a Party to whom such claim is made prior to the expiration of the applicable survival period provided herein.

(lxix) Each of the Parties acknowledges and agrees that (i) the terms and provisions of this Agreement are unique and complex in nature, and (ii) in addition to any other remedy available at law, or in equity, or both, any Party hereto may and shall be entitled to seek the remedy of specific performance against a Party in default or breach of its obligations under this Agreement and such remedy is fair, equitable and practicable. Nothing contained in this Section 13(m)(ii) shall amend, modify, reduce, limit, increase or expand the Mutual Release of Claims or any existing rights, remedies, obligations or responsibilities of the parties under any of the Facility Documents, except as the same may be modified or amended by this Agreement or the other Closing Documents.

No Third-Party Beneficiaries. The provisions of this Agreement and the other Closing Documents are and will be for the benefit of the Parties hereto and their permitted successors and assigns only and are not for the benefit of any other Person unless expressly set forth to the contrary herein or therein; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement or any other Closing Document except as set forth herein or therein.

Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

No Presumption. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof, but are expressly not included in the term “Agreement” as used herein, except as otherwise specified.

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Nature of Obligations. The obligations of each of the HCP Parties, on the one hand, and each of the Sunrise Parties, on the other hand, under this Agreement shall be joint and several. All of the agreements, covenants, grants, indemnities and representations and warranties (“Obligations”) of any nature of each of the HCP Parties (with respect to the Obligations of any HCP Party) and each of the Sunrise Parties (with respect to the Obligations of any Sunrise Party) under this Agreement shall be the responsibility of each of the other HCP Parties (in the case of the HCP Parties’ Obligations) and each of the other Sunrise Parties (in the case of the Sunrise Parties’ Obligations).

Termination of Audit Extension Letters. Notwithstanding anything to the contrary in this Agreement or the other Closing Documents, effective as of the Effective Date the Sunrise Parties, on the one hand, and the HCP Parties, on the other hand, acknowledge and agree that the Facility-Related Documents listed as documents numbers 1 through 7, inclusive on Schedule 2 attached hereto (i.e., each “Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights”) are hereby terminated and shall have no further force or effect. In addition, the HCP Parties, on their own behalf and on behalf of their Affiliates, hereby withdraw that certain “Notice of Exercise of Contractual Audit Rights” dated August 31, 2009, from William A. Wallace III, of Milbank, Tweed, Hadley & McCloy LLP, counsel to the HCP Parties and their Affiliates, and addressed to the Sunrise Parties and the Direct Lease Tenant, Attn: Julie A. Pangelinan

[Signature pages follow]

40

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date set forth above.

HCP:	HCP, INC., a Maryland corporation

	By:	/s/ Susan M. Tate
	Name:	Susan M. Tate
	Title:	Executive Vice President

S – 1

LANDLORDS:	HCP CH1 SADDLE RIVER, LLC, a Delaware limited liability company

HCP SUN1 BEVERLY HILLS CA, LLC, a Delaware limited liability company

HCP SUN1 CRESSKILL NJ, LLC, a Delaware limited liability company

HCP SUN1 EDMONDS WA, LLC, a Delaware limited liability company

HCP SUN1 LILBURN GA, LLC, a Delaware limited liability company

HCP SUN1 MADISON NJ, LLC, a Delaware limited liability company

HCP SUN2 DES PERES MO, LLC, a Delaware limited liability company

HCP SUN2 RICHMOND HEIGHTS MO, LLC, a Delaware limited liability company

HCP SUN2 WILMETTE IL, LLC, a Delaware limited liability company

	By:	HCP Partners, LP, a Delaware limited partnership, their sole and managing member

		By:	HCP GP Corp., a Delaware corporation, its general partner

			By:	/s/ Susan M. Tate
			Name:	Susan M. Tate
			Title:	Executive Vice President

S – 2

LANDLORDS (CONTINUED):	HCP CAMARILLO CA, LP, a Delaware limited partnership

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

	By:	HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 3

LANDLORDS (CONTINUED):	HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

	By:	HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP PARTNERS, LP, a Delaware limited partnership

	By:	HCP GP Corp., a Delaware corporation, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 4

LANDLORDS (CONTINUED):	HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

	By:	HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 CLEVELAND OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Cleveland OH, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 5

LANDLORDS (CONTINUED):	HCP MA4 COLUMBIA MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Columbia MD, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 DAYTON OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dayton OH, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 DUNWOODY GA, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dunwoody GA, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 FLORHAM PARK NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florham Park NJ, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 6

LANDLORDS (CONTINUED):	HCP MA4 GREENSBORO NC, LP, a Delaware limited partnership

	By:	HCP MA4 GP Greensboro NC, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 KANSAS CITY KS, LP, a Delaware limited partnership

	By:	HCP MA4 GP Kansas City KS, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 NORTHVILLE MI, LP, a Delaware limited partnership

	By:	HCP MA4 GP Northville MI, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 OMAHA NE, LP, a Delaware limited partnership

	By:	HCP MA4 GP Omaha NE, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 7

LANDLORDS (CONTINUED):	HCP MA4 ROCKVILLE MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Rockville MD, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 ST. CHARLES IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP St. Charles IL, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 WEST ORANGE NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP West Orange NJ, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP MA4 WHEATON IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Wheaton IL, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 8

LANDLORDS (CONTINUED):	HCP MA4 TAMPA FL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florida Holding, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP ST1 COLORADO, LP, a Delaware limited partnership

	By:	HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

HCP SUN1, LP, a Delaware limited partnership

	By:	HCP Sun1 GP, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Susan M. Tate
		Name:	Susan M. Tate
		Title:	Executive Vice President

S – 9

SUNRISE:	SUNRISE SENIOR LIVING, INC., a Delaware corporation

	By:	/s/ Julie Pangelinan
	Name:	Julie A. Pangelinan
	Title:	Chief Financial Officer

OPERATORS:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

	By:	/s/ Julie Pangelinan
	Name:	Julie A. Pangelinan
	Title:	Vice President and Treasurer

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

	By:	/s/ Julie Pangelinan
	Name:	Julie A. Pangelinan
	Title:	Vice President and Treasurer

S – 10

SCHEDULE A

Use of Proceeds

$15,000,000	Bank of America, N.A.
New York, NY
ABA # 026009593
For Credit to Acct # 136-621-225-0600
Attn: Credit Services
Ref: Sunrise Senior Living

$5,000,000	Bank Name:	Chevy Chase Bank
A division of Capital One, N.A.
Bethesda, MD 20814
	ABA # :	255-071-981
	Account Name:	Commercial Loan Servicing
	Account Number:	GL 10002129 Department #38396
	Amount:	$5,000,000
	Re customer name and acct #:	Sunrise Connecticut, Loan # 21283
	ATTN:	Kerry King

$20,000,000	Name:	Wells Fargo Bank, NA
	ABA No.:	121000248
	Account Name:	Wires in Process
	Account #:	0115450720
	Address:	608 2nd Ave S, FL 11
Minneapolis, MN 55402-1916
	OBI/BBI:	Sunrise Monterey/Pasadena & Pleasanton
	Obli:	105706 & 105093
	Attn:	John Haider

Schedule A-1

SCHEDULE 1

List of Portfolios, Facilities, Landlords, Tenants, Operators, Leases, and Management Agreements

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
1.	SADDLE RIVER	1231 Saddle River – Brighton Gardens of Saddle River	HCP CH1 Saddle River, LLC, a Delaware limited liability company (f/k/a CNL Retirement CH1 Saddle River, LP) (“HCP CH1 Saddle River”)	One Pack Management Corp., a Delaware corporation (“One Pack Management Corp.”)	Sunrise Senior Living Services, Inc., a Delaware corporation (f/k/a Marriott Senior Living Services, Inc.) (“Sunrise Senior Living Services, Inc.”)	Lease Agreement dated March 31, 2003, between HCP CH1 Saddle River and One Pack Management Corp.	Operating Agreement dated March 31, 2003, between One Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated May 5, 2003, effective March 31, 2003, among HCP CH1 Saddle River, One Pack Management Corp. and Sunrise Senior Living Services, Inc.

2.	MA1	1149 Camarillo – Brighton Gardens of Camarillo	HCP Camarillo CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Camarillo CA, LP) (“HCP Camarillo”)	HRA Management Corporation, a Delaware corporation (“HRA Management Corporation”)	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Camarillo and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Camarillo, HRA Management Corporation and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 1

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
3.	MA1	1151 Dartmouth – Sunrise of Dartmouth	HCP Dartmouth MA, LP, a Delaware limited partnership (f/k/a CNL Retirement Dartmouth MA, LP) (“HCP Dartmouth”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Dartmouth and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Dartmouth, HRA Management Corporation and Sunrise Senior Living Management, Inc.

4.	MA1	1152 Elk Grove – Sunrise at Laguna Creek	HCP Laguna Creek CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Laguna Creek CA, LP) (“HCP Laguna Creek”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Laguna Creek and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Laguna Creek, HRA Management Corporation and Sunrise Senior Living Management, Inc.

5.	MA1	1153 Baltimore – Brighton Gardens of Towson	HCP Towson MD, LP, a Delaware limited partnership (f/k/a CNL Retirement Towson MD, LP) (“HCP Towson”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Towson and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Towson, HRA Management Corporation and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 2

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
6.	MA2	1154 Little Rock – Pleasant Hills	HCP MA2 Arkansas, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Arkansas, LP) (“HCP MA2 Arkansas”)	Eight Pack Management Corp., a Delaware corporation (“Eight Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Arkansas and Eight Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA2 Group One and Orland Park)”) dated February 27, 2003, effective December 20, 2002, among HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA2 Group One)”) dated March 28, 2003, among HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp.	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA2 Group One)”) dated March 28, 2003, between Sunrise Senior Living Services, Inc. and Eight Pack Management Corp.	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Arkansas, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 3

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
7.	MA2	1155 Yorba Linda – Brighton Gardens of Yorba Linda	HCP MA2 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 California, LP) (“HCP MA2 California”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 California and Eight Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA2 Group Two)”) dated March 28, 2003, among Eight Pack Management Corp., HCP MA2 California and HCP MA2 Utah	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA2 Group Two)”) dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA2 California, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

8.	MA2	1156 Hemet – Sunrise of Hemet	HCP MA2 California	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 California and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 California, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 4

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
9.	MA2	1157 Hoffman Estates – Brighton Gardens of Hoffman Estates	HCP MA2 Illinois, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Illinois, LP) (“HCP MA2 Illinois”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Illinois, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

10.	MA2	1158 Plymouth – Sunrise of Plymouth	HCP MA2 Massachusetts, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Massachusetts, LP) (“HCP MA2 Massachusetts”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Massachusetts and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Massachusetts, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 5

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
11.	MA2	1159 Willoughby – Sunrise of Willoughby	HCP MA2 Ohio, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Ohio, LP) (“HCP MA2 Ohio”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Ohio and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Ohio, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

12.	MA2	1160 Tulsa – Brighton Gardens of Tulsa	HCP MA2 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Oklahoma, LP) (“HCP MA2 Oklahoma”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Oklahoma and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Oklahoma, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

13.	MA2	1161 Salt Lake City – Brighton Gardens of Salt Lake City	HCP MA2 Utah, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Utah, LP) (“HCP MA2 Utah”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 Utah and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA2 Group Two)	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA2 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA2 Utah, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 6

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
14.	MA2	1162 Orland Park – Brighton Gardens of Orland Park	HCP Partners, LP, a Delaware limited partnership (f/k/a CNL Retirement Partners, LP) (“HCP Partners”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP Partners and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.	Owner Agreement dated December 20, 2002, among HCP Partners, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

15.	MA3	1165 Northridge – Brighton Gardens of Northridge	HCP MA3 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 California, LP) (“HCP MA3 California”)	Eleven Pack Management Corp., a Delaware corporation (“Eleven Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA3 Group One)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Kentucky, HCP MA3 South Carolina and Eleven Pack Management Corp.	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA3 Group One)”) dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

16.	MA3	1166 Rancho Mirage – Brighton Gardens of Rancho Mirage	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 7

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
17.	MA3	1167 Santa Rosa – Brighton Gardens of Santa Rosa	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA3 Group Two)”) dated February 27, 2003, effective December 20, 2002, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA3 Group Two)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp.	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA3 Group Two)”) dated March 28, 2003, among Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 8

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
18.	MA3	1168 Palm Springs – Sunrise of Palm Springs	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

19.	MA3	1169 Atlanta – Brighton Gardens of Vinings	HCP MA3 Georgia, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Georgia, LP) (“HCP MA3 Georgia”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Georgia and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Georgia, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

20.	MA3	1170 Edgewood – Brighton Gardens of Edgewood	HCP MA3 Kentucky, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Kentucky, LP) (“HCP MA3 Kentucky”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 Kentucky and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 Kentucky, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 9

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
21.	MA3	1171 Oklahoma City – Brighton Gardens of Oklahoma City	HCP MA3 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Oklahoma, LP) (“HCP MA3 Oklahoma”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Oklahoma and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Oklahoma, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

22.	MA3	1172 Greenville – Brighton Gardens of Greenville	HCP MA3 South Carolina, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 South Carolina, LP) (“HCP MA3 South Carolina”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 South Carolina and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 South Carolina, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

23.	MA3	1173 Bellevue – Brighton Gardens of Bellevue	HCP MA3 Washington, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Washington, LP) (“HCP MA3 Washington”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 10

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
24.	MA3	174 Lynnwood – Sunrise of Lynnwood	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

25.	MA3	1175 Snohomish – Sunrise of Snohomish	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 11

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
26.	MA4	1176 Westlake – Brighton Gardens of Westlake	HCP MA4 Cleveland OH, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Cleveland OH, LP) (“HCP MA4 Cleveland”)	Solomon Holdings I - The Triangle, L.L.C., a Georgia limited liability company (“Solomon Holdings I – The Triangle, LLC”)	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Cleveland, as amended by that certain First Amendment to Amended and Restated Lease Agreements (the “First Amendment to Leases (MA4)”) dated January 1, 2006, between HCP MA4 Cleveland, HCP MA4 Columbia, HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange, and HCP MA4 Wheaton (collectively, “MA4 Landlord”) and Solomon Holdings I – The Triangle, LLC.	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Cleveland and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Owner Agreements (the “First Amendment to Owner Agreements (MA4)”) dated January 1, 2006, among MA4 Landlord, Solomon Holdings I – The Triangle, LLC, and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 12

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
27.	MA4	1177 Columbia – Brighton Gardens of Columbia	HCP MA4 Columbia MD, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Columbia MD, LP) (“HCP MA4 Columbia”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Columbia, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Columbia and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

28.	MA4	1178 Dayton – Brighton Gardens of Washington Township	HCP MA4 Dayton OH, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Dayton OH, LP) (“HCP MA4 Dayton”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Dayton, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Dayton and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 13

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
29.	MA4	1179 Dunwoody – Brighton Gardens of Dunwoody	HCP MA4 Dunwoody GA, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Dunwoody GA, LP) (“HCP MA4 Dunwoody”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Dunwoody, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Dunwoody and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

30.	MA4	1180 Florham Park – Brighton Gardens of Florham Park	HCP MA4 Florham Park NJ, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Florham Park NJ, LP) (“HCP MA4 Florham Park”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Florham Park, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Florham Park and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 14

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
31.	MA4	1181 Greensboro – Brighton Gardens of Greensboro	HCP MA4 Greensboro NC, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Greensboro NC, LP) (“HCP MA4 Greensboro”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Greensboro, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Greensboro and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

32.	MA4	1182 Prairie Village – Brighton Gardens of Prairie Village	HCP MA4 Kansas City KS, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Kansas City KS, LP) (“HCP MA4 Kansas City”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Kansas City, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Kansas City and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 15

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
33.	MA4	1183 Plymouth – Brighton Gardens of Northville	HCP MA4 Northville MI, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Northville MI, LP) (“HCP MA4 Northville”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Northville, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Northville and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

34.	MA4	1184 Omaha – Brighton Gardens of Omaha	HCP MA4 Omaha NE, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Omaha NE, LP) (“HCP MA4 Omaha”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Omaha, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Omaha and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 16

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
35.	MA4	1185 North Bethesda – Brighton Gardens of Tuckerman Lane	HCP MA4 Rockville MD, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Rockville MD, LP) (“HCP MA4 Rockville”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Rockville, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Rockville and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

36.	MA4	1186 St. Charles – Brighton Gardens of St. Charles	HCP MA4 St. Charles IL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 St. Charles IL, LP) (“HCP MA4 St. Charles”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 St. Charles, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 St. Charles and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 17

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
37.	MA4	1187 Tampa – Brighton Gardens of Tampa	HCP MA4 Tampa FL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Tampa FL, LP) (“HCP MA4 Tampa”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Tampa, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Tampa and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

38.	MA4	1188 West Orange – Brighton Gardens of West Orange	HCP MA4 West Orange NJ, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 West Orange, LP) (“HCP MA4 West Orange”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 West Orange, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 West Orange and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 18

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
39.	MA4	1189 Wheaton – Brighton Gardens of Wheaton	HCP MA4 Wheaton IL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Wheaton IL, LP) (“HCP MA4 Wheaton”)	Solomon Holdings I – The Triangle, LLC	Sunrise Senior Living Services, Inc.	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Wheaton, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Wheaton and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

40.	SUMMIT	1232 Colorado Springs – Brighton Gardens of Colorado Springs	HCP ST1 Colorado, LP, a Delaware limited partnership (f/k/a CNL Retirement ST1 Colorado, LP) (“HCP ST1 Colorado”)	Senior Living of Colorado Springs, LLC, a Colorado limited liability company (“Senior Living of Colorado Springs, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Colorado Springs, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 19

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
41.	SUMMIT	1233 Denver – Brighton Gardens of Denver	HCP ST1 Colorado	Senior Living of Denver, LLC, a Colorado limited liability company (“Senior Living of Denver, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Denver, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc.

42.	SUMMIT	1234 Lakewood – Brighton Gardens of Lakewood	HCP ST1 Colorado	Senior Living of Lakewood, LLC, a Colorado limited liability company (“Senior Living of Lakewood, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Lakewood, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 20

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
43.	SUN1	1238 Beverly Hills – Sunrise of Beverly Hills	HCP Sun1 Beverly Hills CA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Beverly Hills CA, LP) (“HCP Sun1 Beverly Hills”)	Twenty Pack Management Corp., a Delaware corporation (“Twenty Pack Management, Corp.”)	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Beverly Hills and Twenty Pack Management Corp., as amended by that certain First Amendment to Leases (the “First Amendment to Leases (Sun1)”) dated April 1, 2007, between HCP Sun1 Beverly Hills, HCP Sun1 Cresskill, HCP Sun1 Edmonds, HCP Sun1 Lilburn, HCP Sun1 Madison and Twenty Pack Management Corp.	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Beverly Hills, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 21

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
44.	SUN1	1239 Cresskill – Sunrise of Cresskill	HCP Sun1 Cresskill NJ, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Cresskill NJ, LP) (“HCP Sun1 Cresskill”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Development, Inc., a Virginia corporation	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Cresskill and Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Development, Inc. pursuant to the Assignment and Assumption of Lease dated April 16, 2004), as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Development, Inc. pursuant to the Assignment and Assumption of Pre-Opening Services and Management Agreement dated April 16, 2004) and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated January 27, 2004, effective September 30, 2003, among HCP Sun1 Cresskill, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 22

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
45.	SUN1	1240 Edmonds – Sunrise of Edmonds	HCP Sun1 Edmonds WA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Edmonds WA, LP) (“HCP Sun1 Edmonds”)	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Edmonds and Twenty Pack Management Corp., as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Edmonds, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

46.	SUN1	1241 Lilburn – Sunrise at Five Forks	HCP Sun1 Lilburn GA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Lilburn GA, LP) (“HCP Sun1 Lilburn”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Five Forks Assisted Living, L.L.C., a Georgia limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Lilburn and Twenty Pack Management Corp., as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Lilburn, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 23

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
47.	SUN1	1242 Madison – Sunrise of Madison	HCP Sun1 Madison NJ, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Madison NJ, LP) (“HCP Sun1 Madison”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Madison Senior Living, L.L.C., a New Jersey limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Madison and Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Madison Senior Living, L.L.C. pursuant to the Assignment and Assumption of Lease dated April 16, 2004), as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Madison Senior Living, L.L.C. pursuant to the Assignment and Assumption of Pre-Opening Services and Management Agreement dated April 16, 2004) and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Madison, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 24

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
48.	SUN1	1244 Arlington – Sunrise of Arlington	HCP Sun1, LP, a Delaware limited partnership (f/k/a CNL Retirement Sun1, LP) (“HCP Sun1”)	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

49.	SUN1	1245 Bluemont Park – Sunrise at Bluemont Park	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 25

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
50.	SUN1	1246 Sterling – Sunrise at Countryside	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

51.	SUN1	1247 Falls Church – Sunrise of Falls Church	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 26

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
52.	SUN1	1248 Farmington Hills – Sunrise at North Farmington Hills	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

53.	SUN1	1249 Frederick – Sunrise of Frederick	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 27

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
54.	SUN1	1250 Leesburg – Sunrise of Leesburg	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

55.	SUN1	1251 Mercer Island – Sunrise of Mercer Island	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 28

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
56.	SUN1	1252 Brooklyn – Sunrise at Mill Basin	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

57.	SUN1	1253 Poland – Sunrise of Poland	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 29

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
58.	SUN1	1254 Raleigh – Sunrise of Raleigh	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

59.	SUN1	1256 Sheepshead Bay – Sunrise at Sheepshead Bay	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 30

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
60.	SUN2	1237 Wilmette – Sunrise of Wilmette	HCP Sun2 Wilmette IL, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Wilmette IL, LP) (“HCP Sun2 Wilmette”)	Sun2 Management Corp., a Delaware corporation (“Sun2 Management Corp.”)	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Wilmette and Sun2 Management Corp., as amended by that certain First Amendment to Leases (the “First Amendment to Leases (Sun2)”) dated April 1, 2007, between HCP Sun2 Des Peres, HCP Sun 2 Richmond Heights, HCP Sun2 Wilmette and Sun2 Management Corp.	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Wilmette, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

61.	SUN2	1235 Des Peres – Sunrise of Des Peres	HCP Sun2 Des Peres MO, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Des Peres MO, LP) (“HCP Sun2 Des Peres”)	Sun2 Management Corp., as successor by assignment to Legacy Healthcare Management, LLC, a Missouri limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Des Peres and Sun2 Management Corp., as amended by the First Amendment to Leases (Sun2)	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Des Peres, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 31

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement	Owner Agreement
62.	SUN2	1236 Richmond Heights – Sunrise on Clayton	HCP Sun2 Richmond Heights MO, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Richmond Heights MO, LP) (“HCP Sun2 Richmond Heights”)	Sun2 Management Corp., as successor by assignment to Clayton Road Assisted Living, L.L.C., a Missouri limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Richmond Heights and Sun2 Management Corp., as amended by the First Amendment to Leases (Sun2)	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Richmond Heights, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 32

SCHEDULE 2

List of Other Facility Documents for each Portfolio and Facility

Facility-Related Documents Relating to all Portfolios

1.	Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc.

2.	Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs, dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc.

3.	Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc.

4.	Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc.

5.	Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated October 1, 2007, from HCP to Sunrise Senior Living Management, Inc.

6.	Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated March 7, 2008, from HCP to Sunrise Senior Living Management, Inc.

7.	Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated August 26, 2008, from HCP to Sunrise Senior Living Management, Inc.

Facility-Related Documents Relating to the Saddle River Portfolio

8.	Memorandum of Operation Agreement dated December 14, 1998, between Circle Housing Limited Partnership and Sunrise Senior Living Services, Inc., recorded on December 17, 1998

Facility-Related Documents Relating to the MA1 Portfolio

9.	Amended and Restated Pooling Agreement dated November 1, 2005, among Sunrise Senior Living Management, Inc., HCP Camarillo, HCP Clayton, HCP Laguna Creek, HCP Dartmouth, HCP Towson and HRA Management Corporation, with respect to all of the Facilities in the MA1 Portfolio

10.	Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Camarillo - Brighton Gardens of Camarillo

11.	Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Dartmouth - Sunrise of Dartmouth

Schedule 2 – Page 1

12.	Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Elk Grove - Sunrise at Laguna Creek

13.	Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Baltimore - Brighton Gardens of Towson

14.	Memorandum of Lease dated May 16, 2002, between HCP Camarillo and HRA Management Corporation, with respect to Camarillo - Brighton Gardens of Camarillo

15.	Memorandum of Lease dated May 16, 2002, between HCP Dartmouth and HRA Management Corporation, with respect to Dartmouth - Sunrise of Dartmouth

16.	Memorandum of Lease dated May 16, 2002, between HCP Laguna Creek and HRA Management Corporation, with respect to Elk Grove - Sunrise at Laguna Creek

17.	Memorandum of Lease dated May 16, 2002, between HCP Towson and HRA Management Corporation, with respect to Baltimore - Brighton Gardens of Towson

18.	Transition Period Sublease dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Camarillo - Brighton Gardens of Camarillo

19.	Transition Period Sublease dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Elk Grove - Sunrise at Laguna Creek

20.

Letter Agreement dated December 27, 2002, between Ocean Acquisition 2, LLC, as successor-by-merger to CNL Retirement Corp., and Sunrise Assisted Living, Inc., with respect to all of the Facilities in the MA1, MA2, MA3 and PC1 Portfolios and the Direct Leased Facilities (“Letter Agreement dated December 27, 2002[1]”)

21.	Letter dated April 22, 2004, from Ocean Acquisition 2, LLC, as successor-by-merger to CNL Retirement Corp., to Sunrise Senior Living, Inc., outlining changes to the FF&E Reserve funding requirements for 2004

22.	Letter Agreement dated April 15, 2005, among Sunrise Senior Living Services, Inc., Sunrise Senior Living Management, Inc., Twenty Two Pack Management Corp. and Five Pack Management Corp., to the extent the same relates to the Facilities in the MA1 Portfolio

[1]

To the extent the Letter Agreement dated December 27, 2002, is still in effect (i) any termination thereof with respect to any Transition Facility or applicable Portfolio upon an applicable Management Agreement Termination Date shall not result in termination of such agreement with respect to any other Transition Facility or applicable Portfolio until the applicable Management Termination Date occurs with respect thereto, and (ii) no such termination of such agreement with respect any or all of the Transition Facilities will result in a termination of such agreement with respect to the Direct Leased Facilities or the facilities within the group of properties commonly referred to as “Prime Care 1.”

Schedule 2 – Page 2

Facility-Related Documents Relating to the MA2 Portfolio

23.	Pooling Agreement dated December 20, 2002, among Sunrise Senior Living Services, Inc., Eight Pack Management Corp., HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio and HCP MA2 Oklahoma, as amended by that certain First Amendment to Pooling Agreement dated March 28, 2003, among Sunrise Senior Living Services, Inc., Eight Pack Management Corp., HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and HCP MA2 Utah, with respect to all of the Facilities in the MA2 Portfolio

24.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills

25.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hemet-Sunrise of Hemet

26.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

27.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Plymouth-Sunrise of Plymouth

28.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Willoughby-Sunrise of Willoughby

29.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Tulsa-Brighton Gardens of Tulsa

30.	Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Orland Park-Brighton Gardens of Orland Park

31.	Memorandum of Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

32.	Memorandum of Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

Schedule 2 – Page 3

33.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Arkansas and Eight Pack Management Corp., with respect to Little Rock-Pleasant Hills

34.	Memorandum of Lease dated December 20, 2002, between HCP MA2 California and Eight Pack Management Corp., with respect to Hemet-Sunrise of Hemet

35.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

36.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Massachusetts and Eight Pack Management Corp., with respect to Plymouth-Sunrise of Plymouth

37.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Ohio and Eight Pack Management Corp., with respect to Willoughby-Sunrise of Willoughby

38.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Oklahoma and Eight Pack Management Corp., with respect to Tulsa-Brighton Gardens of Tulsa

39.	Memorandum of Lease dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., with respect to Orland Park-Brighton Gardens of Orland Park

40.	Corrective Memorandum of Lease dated March 28, 2003, between HCP Partners and Eight Pack Management Corp., with respect to Orland Park-Brighton Gardens of Orland Park

41.	Memorandum of Lease dated March 28, 2003, between HCP MA2 Utah and Eight Pack Management Corp., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

42.	Memorandum of Lease dated March 28, 2003, between HCP MA2 California and Eight Pack Management Corp., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

43.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Hemet-Sunrise of Hemet

44.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

45.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills

46.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Plymouth-Sunrise of Plymouth

47.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Tulsa-Brighton Gardens of Tulsa

Schedule 2 – Page 4

48.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Willoughby-Sunrise of Willoughby

49.	Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Orland Park-Brighton Gardens of Orland Park

50.	Transition Period Sublease dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

51.	Transition Period Sublease dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

52.	Limited Rent Guaranty dated December 20, 2002, between Sunrise Senior Living Services, Inc., and HCP Partners, with respect to Orland Park-Brighton Gardens of Orland Park

53.	Guaranty Agreement dated December 20, 2002, by HCP Partners for the benefit of Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills, Hemet-Sunrise of Hemet, Hoffman Estates-Brighton Gardens of Hoffman Estates, Plymouth-Sunrise of Plymouth, Willoughby-Sunrise of Willoughby and Tulsa-Brighton Gardens of Tulsa

54.	Guaranty Agreement dated March 28, 2003, by HCP Partners for the benefit of Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda and Salt Lake City-Brighton Gardens of Salt Lake City

55.	Letter Agreement dated December 27, 2002

56.	Letter Agreement dated February 27, 2003 among Sunrise Senior Living Services, Inc., Eight Pack Management Corp. and Eleven Pack Management Corp. regarding the opening dates for all of the Facilities in the MA2 Portfolio and the MA3 Portfolio and the Direct Leased Facilities (the “MA2 and MA3 Start Date Letter Agreement”)

Facility-Related Documents Relating to the MA3 Portfolio

57.	Pooling Agreement dated December 20, 2002, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp., HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, and HCP MA3 Washington, as amended by that certain First Amendment to Pooling Agreement dated March 28, 2003, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp., HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington, HCP MA3 Kentucky and HCP MA3 South Carolina, with respect to all of the Facilities in the MA3 Portfolio

58.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings

Schedule 2 – Page 5

59.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Bellevue-Brighton Gardens of Bellevue

60.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Lynnwood-Sunrise of Lynnwood

61.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

62.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

63.	Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Snohomish-Sunrise of Snohomish

64.	Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge

65.	Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

66.	Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Palm Springs-Sunrise of Palm Springs

67.	Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Edgewood-Brighton Gardens of Edgewood

68.	Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Greenville-Brighton Gardens of Greenville

69.	Memorandum of Lease dated December 20, 2002, between HCP MA3 Georgia and Eleven Pack Management Corp., with respect to Atlanta-Brighton Gardens of Vinings

70.	Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Bellevue-Brighton Gardens of Bellevue

71.	Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Lynnwood-Sunrise of Lynnwood

Schedule 2 – Page 6

72.	Memorandum of Lease dated December 20, 2002, between HCP MA3 Oklahoma and Eleven Pack Management Corp., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

73.	Memorandum of Lease dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

74.	Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Snohomish-Sunrise of Snohomish

75.	Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Northridge-Brighton Gardens of Northridge

76.	Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

77.	Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Palm Springs-Sunrise of Palm Springs

78.	Memorandum of Lease dated March 28, 2003, between HCP MA3 Kentucky and Eleven Pack Management Corp., with respect to Edgewood-Brighton Gardens of Edgewood

79.	Memorandum of Lease dated March 28, 2003, between HCP MA3 South Carolina and Eleven Pack Management Corp., with respect to Greenville-Brighton Gardens of Greenville

80.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings

81.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Bellevue-Brighton Gardens of Bellevue

82.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Rock Lynnwood/Snohomish Partners, LP, with respect to Lynnwood-Sunrise of Lynnwood

83.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

84.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

Schedule 2 – Page 7

85.	Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Rock Lynnwood/Snohomish Partners, LP, with respect to Snohomish-Sunrise of Snohomish

86.	Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge

87.	Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

88.	Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Palm Springs-Sunrise of Palm Springs

89.	Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Edgewood-Brighton Gardens of Edgewood

90.	Letter Agreement dated March 27, 2003, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp. and HCP MA3 South Carolina, with respect to Greenville-Brighton Gardens of Greenville

91.	Guaranty Agreement dated December 20, 2002, by HCP Partners for the benefit of Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings, Bellevue-Brighton Gardens of Bellevue, Lynnwood-Sunrise of Lynnwood, Oklahoma City-Brighton Gardens of Oklahoma City, Santa Rosa-Brighton Gardens of Santa Rosa and Snohomish-Sunrise of Snohomish

92.	Guaranty Agreement dated March 28, 2003, by HCP Partners for the benefit of Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge, Rancho Mirage-Brighton Gardens of Rancho Mirage, Palm Springs-Sunrise of Palm Springs, Edgewood-Brighton Gardens of Edgewood and Greenville-Brighton Gardens of Greenville

93.	Letter Agreement dated December 27, 2002

94.	MA2 and MA3 Start Date Letter Agreement dated February 27, 2003

Facility-Related Documents Relating to the MA4 Portfolio

95.	Omnibus Transaction Agreement dated January 1, 2006, among Sunrise Senior Living Services, Inc., Solomon Holdings I – The Triangle, LLC, HCP MA4 Cleveland, HCP MA4 Columbia, HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange and HCP MA4 Wheaton, with respect to all of the Facilities in the MA4 Portfolio

Schedule 2 – Page 8

96.	Deposit Account Agreement, dated as of August 29, 2003, among WEC 99C-1, LLC, a Delaware limited liability company, WEC 99C-2, LLC, a Delaware limited liability company, WEC 99C-3, LLC, a Delaware limited liability company, WEC 99C-4, LLC, a Delaware limited liability company, WEC 99C-5, LLC, a Delaware limited liability company, WEC 99C-6, LLC, a Delaware limited liability company, WEC 99C-7, LLC, a Delaware limited liability company, WEC 99C-8, LLC, a Delaware limited liability company, WEC 99C-9, LLC, a Delaware limited liability company, WEC 99C-10, LLC, a Delaware limited liability company, WEC 99C-11, LLC, a Delaware limited liability company, WEC 99C-12, LLC, a Delaware limited liability company, WEC 99C-13, LLC, a Delaware limited liability company, WEC 99C-14, LLC, a Delaware limited liability company, HCP MA4 Cleveland, HCP MA4 Columbia, HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange and HCP MA4 Wheaton, Solomon Holdings I – The Triangle, LLC, and Sunrise Senior Living Services, Inc., with respect to all of the Facilities in the MA4 Portfolio

97.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-6 LLC, a Delaware limited liability company and HCP MA4 Columbia, with respect to Columbia-Brighton Gardens of Columbia

98.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-12 LLC, a Delaware limited liability company, and HCP MA4 Dayton, with respect to Dayton-Brighton Gardens of Washington Township

99.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-1 LLC, a Delaware limited liability company, and HCP MA4 Dunwoody, with respect to Dunwoody-Brighton Gardens of Dunwoody

100.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-9 LLC, a Delaware limited liability company, and HCP MA4 Florham Park, with respect to Florham Park-Brighton Gardens of Florham Park

101.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-8 LLC, a Delaware limited liability company, and HCP MA4 Greensboro, with respect to Greensboro-Brighton Gardens of Greensboro

102.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99-7 LLC, a Delaware limited liability company, and HCP MA4 Northville, with respect to Plymouth-Brighton Gardens of Northville

Schedule 2 – Page 9

103.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-13 LLC, a Delaware limited liability company, and HCP MA4 Omaha, with respect to Omaha-Brighton Gardens of Omaha

104.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-4 LLC, a Delaware limited liability company, and HCP MA4 Kansas City, with respect to Prairie Village-Brighton Gardens of Prairie Village

105.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-5 LLC, a Delaware limited liability company, and HCP MA4 Rockville, with respect to North Bethesda-Brighton Gardens of Tuckerman Lane

106.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-2 LLC, a Delaware limited liability company, and HCP MA4 St. Charles, with respect to St. Charles-Brighton Gardens of St. Charles

107.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-14 LLC, a Delaware limited liability company, and HCP MA4 Tampa, with respect to Tampa-Brighton Gardens of Tampa

108.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-10 LLC, a Delaware limited liability company, and HCP MA4 West Orange, with respect to West Orange-Brighton Gardens of West Orange

109.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-11 LLC, a Delaware limited liability company, and HCP MA4 Cleveland, with respect to Westlake-Brighton Gardens of Westlake.

110.	Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, WEC 99C-3 LLC, a Delaware limited liability company, and HCP MA4 Wheaton, with respect to Wheaton-Brighton Gardens of Wheaton.

111.	Amended and Restated Pooling Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC, Sunrise Senior Living Services, Inc., and Sunrise Senior Living Services, Inc., as amended by that First Amendment to Amended and Restated Pooling Agreement, dated January 1, 2006, with respect to all of the Facilities in the MA4 Portfolio

Schedule 2 – Page 10

112.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Dayton and Solomon Holdings I – The Triangle, LLC, with respect to Dayton-Brighton Gardens of Washington Township

113.	Short Form of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Dunwoody and Solomon Holdings I – The Triangle, LLC, with respect to Dunwoody-Brighton Gardens of Dunwoody

114.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Florham Park and Solomon Holdings I – The Triangle, LLC, with respect to Florham Park-Brighton Gardens of Florham Park

115.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Greensboro and Solomon and Holdings I – The Triangle, LLC, with respect to Greensboro-Brighton Gardens of Greensboro

116.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Northville and Solomon Holdings I – The Triangle, LLC, with respect to Plymouth-Brighton Gardens of Northville

117.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Omaha and Solomon Holdings I – The Triangle, LLC, with respect to Omaha-Brighton Gardens of Omaha

118.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Kansas City and Solomon Holdings I – The Triangle, LLC, with respect to Prairie Village-Brighton Gardens of Prairie Village

119.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 St. Charles and Solomon Holdings I – The Triangle, LLC, with respect to St. Charles-Brighton Gardens of St. Charles

120.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Tampa and Solomon Holdings I – The Triangle, LLC, with respect to Tampa-Brighton Gardens of Tampa

121.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 West Orange and Solomon Holdings I – The Triangle, LLC, with respect to West Orange-Brighton Gardens of West Orange

122.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Cleveland and Solomon Holdings I – The Triangle, LLC, with respect to Westlake-Brighton Gardens of Westlake

123.	Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Wheaton and Solomon Holdings I – The Triangle, LLC, with respect to Wheaton-Brighton Gardens of Wheaton

Schedule 2 – Page 11

124.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002 LLC, a Delaware limited liability company (“Marriott Acquisition 2002”), the other Marriott parties identified on the signature page thereto, and Senior Care Associates LLC, an Indiana limited liability company (“Senior Care”), with respect to Columbia-Brighton Gardens of Columbia

125.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Dayton-Brighton Gardens of Washington Township

126.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Dunwoody-Brighton Gardens of Dunwoody

127.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Florham Park-Brighton Gardens of Florham Park

128.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Greensboro-Brighton Gardens of Greensboro

129.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Prairie Village-Brighton Gardens of Prairie Village

130.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Plymouth-Brighton Gardens of Northville

131.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Omaha-Brighton Gardens of Omaha

132.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to North Bethesda-Brighton Gardens of Tuckerman Lane

133.	Transition Period Sublease dated April 28, 2000, between Senior Care and Sunrise Senior Living Services, Inc., with respect to Tampa-Brighton Gardens of Tampa

134.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to West Orange-Brighton Gardens of West Orange

135.	Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Westlake-Brighton Gardens of Westlake

Schedule 2 – Page 12

136.	Guaranty Agreement dated August 29, 2003, by Ocean Acquisition 1, Inc., as successor-by-merger to CNL Retirement Properties, Inc., for the benefit of Solomon Holdings I – The Triangle, LLC and Sunrise Senior Services Living, Inc., with respect to all of the Facilities in the MA4 Portfolio

Facility-Related Documents Relating to the Summit Portfolio

137.	Pooling Agreement dated March 27, 2003, among Sunrise Senior Living Services, Inc., Senior Living of Lakewood, LLC, Senior Living of Denver, LLC, Senior Living of Colorado Springs, LLC and HCP ST1 Colorado, with respect to all of the Facilities in the Summit Portfolio

138.	Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc., with respect to Colorado Springs-Brighton Gardens of Colorado Springs

139.	Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc., with respect to Denver-Brighton Gardens of Denver

140.	Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc., with respect to Lakewood-Brighton Gardens of Lakewood

141.	Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and HCP ST1 Colorado, with respect to Colorado Springs-Brighton Gardens of Colorado Springs

142.	Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Denver, LLC and HCP ST1 Colorado, with respect to Denver-Brighton Gardens of Denver

143.	Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and HCP ST1 Colorado, with respect to Lakewood-Brighton Gardens of Lakewood

Facility-Related Documents Relating to the Sun1 Portfolio

144.	Master Agreement dated September 30, 2003, among Sunrise Development, Inc., Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C., , as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sun1 Edmonds, HCP Sunl Lilburn and HCP Sunl Madison and Sunrise Senior Living, Inc., as amended by that certain First Amendment to Master Agreement dated April 14, 2005, effective January 1, 2005, with respect to all of the Facilities in the Sun1 Portfolio

Schedule 2 – Page 13

145.	Letter Agreement dated April 14, 2005, among Sunrise Senior Living Management, Inc., Sunrise Senior Living, Inc., Ocean Acquisition 1, Inc., as successor-by-merger to CNL Retirement Properties, Inc., HCP Sun1, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

146.	Letter Agreement dated April 14, 2005, among Sunrise Senior Living Management, Inc., Sunrise Senior Living, Inc., Twenty Pack Management Corp. and Sunrise Five Forks Assisted Living, L.L.C., with respect to all of the Facilities in the Sun1 Portfolio

147.	Leasehold Pooling Agreement dated September 30, 2003, among Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C. , as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

148.	Pooling Agreement dated September 30, 2003, among Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn, and HCP Sunl Madison, as amended by that certain First Amendment to Pooling Agreement dated April 14, 2005, effective January 1, 2005, among Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn, and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

149.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Arlington-Sunrise of Arlington

150.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Bluemont Park-Sunrise at Bluemont Park

151.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sterling-Sunrise at Countryside

152.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Falls Church-Sunrise of Falls Church

Schedule 2 – Page 14

153.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Farmington Hills Assisted Living, LLC, a Michigan limited liability company, with respect to Farmington Hills-Sunrise at North Farmington Hills

154.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Frederick-Sunrise of Frederick

155.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Leesburg-Sunrise of Leesburg

156.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Mercer Island-Sunrise of Mercer Island

157.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Poland Assisted Living, LLC, an Ohio limited liability company, with respect to Poland-Sunrise of Poland

158.	Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise of Raleigh, LLC, a North Carolina limited liability company, with respect to Raleigh-Sunrise of Raleigh

159.	Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Beverly Hills, with respect to Beverly Hills-Sunrise of Beverly Hills

160.	Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Cresskill, with respect to Cresskill-Sunrise of Cresskill

161.	Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Edmonds, with respect to Edmonds-Sunrise of Edmonds

162.	Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Lilburn, with respect to Lilburn-Sunrise at Five Forks

163.	Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Madison, with respect to Madison-Sunrise of Madison

164.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Arlington-Sunrise of Arlington

165.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Bluemont Park-Sunrise at Bluemont Park

Schedule 2 – Page 15

166.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Sterling-Sunrise at Countryside

167.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Falls Church-Sunrise of Falls Church

168.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Farmington Hills-Sunrise at North Farmington Hills

169.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Frederick-Sunrise of Frederick

170.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Leesburg-Sunrise of Leesburg

171.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Mercer Island-Sunrise of Mercer Island

172.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Brooklyn-Sunrise at Mill Basin

173.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Poland-Sunrise of Poland

174.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Raleigh-Sunrise of Raleigh

175.	Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

176.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Arlington-Sunrise of Arlington, Bluemont Park-Sunrise at Bluemont Park, Sterling-Sunrise at Countryside, Falls Church-Sunrise of Falls Church, Farmington Hills-Sunrise at North Farmington Hills, Frederick-Sunrise of Frederick, Mercer Island-Sunrise of Mercer Island, Brooklyn-Sunrise at Mill Basin, Poland-Sunrise of Poland, Raleigh-Sunrise of Raleigh, Sheepshead Bay-Sunrise at Sheepshead Bay and Leesburg-Sunrise of Leesburg

Schedule 2 – Page 16

177.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Beverly Hills-Sunrise at Beverly Hills.

178.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Development, Inc.) and Sunrise Senior Living Management Inc., with respect to Cresskill-Sunrise of Cresskill

179.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Edmonds-Sunrise of Edmonds

180.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Five Forks Assisted Living, L.L.C.) and Sunrise Senior Living Management Inc., with respect to Lilburn-Sunrise at Five Forks

181.	Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Madison Senior Living, L.L.C.) and Sunrise Senior Living Management Inc., with respect to Madison-Sunrise of Madison

182.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Arlington-Sunrise of Arlington

183.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Bluemont Park-Sunrise at Bluemont Park

184.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Sterling-Sunrise at Countryside

185.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Falls Church-Sunrise of Falls Church

186.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Farmington Hills-Sunrise at North Farmington Hills

187.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Frederick-Sunrise of Frederick

Schedule 2 – Page 17

188.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Leesburg-Sunrise of Leesburg

189.	Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Mercer Island-Sunrise of Mercer Island

190.	Assignment and Subordination of Lease Agreement dated January 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Brooklyn-Sunrise at Mill Basin

191.	Assignment and Subordination of Lease Agreement dated January 28, 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Poland-Sunrise of Poland

192.	Assignment and Subordination of Lease Agreement dated January 28, 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Raleigh-Sunrise of Raleigh

193.	Assignment and Subordination of Lease Agreement dated January 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

194.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Arlington-Sunrise of Arlington

195.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Bluemont Park-Sunrise at Bluemont Park

196.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sterling-Sunrise at Countryside

197.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Falls Church-Sunrise at Falls Church

198.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Farmington Hills-Sunrise at North Farmington Hills

Schedule 2 – Page 18

199.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Frederick-Sunrise of Frederick

200.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Leesburg-Sunrise of Leesburg

201.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Mercer Island-Sunrise of Mercer Island

202.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Brooklyn-Sunrise at Mill Basin

203.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Poland-Sunrise of Poland

204.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Raleigh-Sunrise of Raleigh

205.	Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

206.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Arlington-Sunrise of Arlington

207.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Bluemont Park-Sunrise at Bluemont Park

208.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Sterling-Sunrise at Countryside

Schedule 2 – Page 19

209.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Falls Church-Sunrise at Falls Church

210.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Farmington Hills-Sunrise at North Farmington Hills

211.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Leesburg-Sunrise of Leesburg

212.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Mercer Island-Sunrise at Mercer Island

213.	Assignment of Leases and Rents dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Brooklyn-Sunrise at Mill Basin

214.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Poland-Sunrise of Poland

215.	Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Raleigh-Sunrise of Raleigh

216.	Assignment of Leases and Rents dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

217.	Assignment of Permits and Developer’s Rights (Arlington Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

218.	Assignment of Permits and Developer’s Rights (Bluemont Park Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

219.	Assignment of Permits and Developer’s Rights (Countryside Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

220.	Assignment of Permits and Developer’s Rights (Falls Church Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

Schedule 2 – Page 20

221.	Assignment of Permits and Developer’s Rights (Farmington Hills Property), dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

222.	Assignment of Permits and Developer’s Rights (Frederick Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

223.	Assignment of Permits and Developer’s Rights (Leesburg Property), dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

224.	Assignment of Permits and Developer’s Rights (Mercer Island Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

225.	Assignment of Permits and Developer’s Rights (Mill Basin), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

226.	Assignment of Permits and Developer’s Rights (Poland Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

227.	Assignment of Permits and Developer’s Rights (Raleigh Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

228.	Assignment of Permits and Developer’s Rights (Sheepshead Bay Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

Facility-Related Documents Relating to the Sun2 Portfolio

229.	Master Agreement dated March 31, 2004, among Sunrise Development, Inc., Sunrise Senior Living Management, Inc., Sun2 Management Corp., Clayton Road Assisted Living, L.L.C., as predecessor-in-interest to Sun2 Management Corp., Legacy Healthcare Management, LLC, as predecessor in-interest to Sun2 Management Corp., and HCP Sun2 Des Peres, HCP Sun2 Richmond Heights and HCP Sun2 Wilmette and Sunrise Senior Living, Inc., with respect to all of the Facilities in the Sun2 Portfolio

230.	Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Des Peres, with respect to Des Peres-Sunrise of Des Peres.

231.	Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Richmond Heights, with respect to Richmond Heights-Sunrise on Clayton.

Schedule 2 – Page 21

232.	Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Wilmette, with respect to Wilmette-Sunrise of Wilmette.

233.	Pooling Agreement dated March 31, 2004 among Sunrise Senior Living Management, Inc., Sun2 Management Corp., Clayton Road Assisted Living, L.L.C., as predecessor-in-interest to Sun2 Management Corp., Legacy Healthcare Management, LLC, as predecessor-in-interest to Sun2 Management Corp., HCP Sun2 Wilmette, HCP Sun2 Des Peres and HCP Sun2 Richmond Heights, with respect to all of the Facilities in the Sun2 Portfolio.

Schedule 2 – Page 22

SCHEDULE 3

Direct Leases

Facility	Landlord	Tenant	Lease
1163 Haverford (Philly) – The Quadrangle	HCP MA3 Pennsylvania, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Pennsylvania, LP) (“HCP MA3 Pennsylvania”)	Sunrise Continuing Care, LLC, a Delaware limited liability company (f/k/a Marriott Continuing Care, Inc., a Delaware corporation) (“Sunrise Continuing Care”)	Amended and Restated Lease Agreement dated December 3, 2003, by and between HCP MA3 Pennsylvania and Sunrise Continuing Care
1164 Fort Belvoir – Sunrise of Fairfax	HCP MA3 Virginia, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Virginia, LP) (“HCP MA3 Virginia”)	Sunrise Continuing Care	Amended and Restated Deed of Lease dated December 3, 2003, by and between HCP MA3 Virginia and Sunrise Continuing Care

Schedule 3 – Page 1

SCHEDULE 4

Description of Litigation

“Litigation” means the actions filed under the following captions in the Delaware Court of Chancery, the U.S. District Court for the Eastern District of Virginia, and the U.S. Court of Appeals for the Fourth Circuit, including all claims, cross-claims and counterclaims therein and any claims or potential claims for attorneys’ fees in connection therewith:

Delaware Court of Chancery Actions:

•	HCP CH1 Saddle River, LLC, et al. v. Sunrise Senior Living Services, Inc., et al., C.A. No. 4691-VCS

•	HCP SUN1 Beverly Hills CA, LLC, et al. v. Sunrise Senior Living Management, Inc., et al., C.A. No. 4692-VCS

•	HCP MA2 Arkansas, LP, et al. v. Sunrise Senior Living Services, Inc., et al., C.A. No. 4693-VCS

•	HCP SUN2 Wilmette IL, LLC, et al. v. Sunrise Senior Living Management, Inc., et al., C.A. No. 4694-VCS

•	HCP MA3 California, LP, et al. v. Sunrise Senior Living Services, Inc., et al., C.A. No. 4696-VCS

•	HCP MA3 Virginia, LP, et al. v. Sunrise Continuing Care, LLC, et al., C.A. No. 4697-VCS

•	HCP MA4 Cleveland OH, LP, et al. v. Sunrise Senior Living Services, Inc., et al., C.A. No. 4698-VCS

•	HCP ST 1 Colorado, LP, et al. v. Sunrise Senior Living Services, Inc., et al., C.A. No. 4699-VCS

U.S. District Court for the Eastern District of Virginia Action (the “Virginia District Court Action”):

•	HCP Laguna Creek CA, LP, et al. v. Sunrise Senior Living Management, Inc., No. 1:09cv824 (GBL)

U.S. Court of Appeals for the Fourth Circuit Action:

•	HCP Laguna Creek CA, LP, et al. v. Sunrise Senior Living Management, Inc., Nos. 10-1609 and 10-1655

Schedule 4 – Page 1

SCHEDULE 5

Summary of Transition Obligations

Below is an outline of the transition arrangements that the parties will follow in connection with the transition of each Transition Facility from the applicable Operator and Tenant to a New Operator, and if requested by such New Operator, such arrangements will, to the extent applicable, be incorporated in to one or more operations transfer agreement(s) to be executed and delivered by such applicable Operator, Tenant and New Operator as provided in Section 6(b)(ii) of the Settlement and Restructuring Agreement (the “Settlement Agreement”) to which this schedule is attached.

1.	Target Schedule

•

To the extent the same will not cause a delay in a Transition Date, the parties will use reasonable efforts to schedule a Transition Date for all Facilities within a Portfolio to be on the first (1st) day of a calendar month and the effective time of such transition to be at 12:00 a.m. on the applicable Transition Date; provided, however, the foregoing shall not be deemed to require that a Transition Date only be permitted to occur on the first (1st) day of a calendar month or with an effective time only at 12:00 a.m. on such date.

2.	Financial Reporting

•

The applicable Operator will continue customary accounting activities for such Transition Facility during the applicable Wind Down Period. The “Wind Down Period” for each Transition Facility shall consist of four (4) full calendar months from the Transition Date with respect to such Facility, and the final reporting for such Transition Facility will be provided no later than the 22nd day of the month following the expiration of the applicable Wind Down Period (the “final accounting”). By way of example only, if the Transition Date with respect to a Transition Facility is October 1, 2010, the Wind Down Period for such Transition Facility will include October, November, December 2010 and January 2011, with the final reporting due no later than February 22, 2011. The applicable Operator will provide the applicable Tenant and Landlord with a trial balance, AR aging, bank reconciliation, and accounts payable payment history with respect to such Transition Facility on the applicable Transition Date and twenty (20) days after each month end during the applicable Wind Down Period, and a final report no later than the 22nd day of the month following the expiration of the applicable Wind Down Period.

•

Concurrently with the delivery of the final accounting for the last Facility within a Portfolio, all funds held (excluding amounts necessary to cover outstanding checks issued subsequent to the applicable Transition Date and prior the expiration of the Wind Down Period), will be distributed as follows: All funds that belong to the applicable Landlord or Tenant, as the case may be, under the terms of the applicable Facility Documents shall be paid over to the applicable party entitled thereto, unless otherwise agreed to by Landlord and Tenant, by no later than the 22nd day of the month following the expiration of the applicable Wind Down Period. Upon the earlier of (i) satisfaction of all outstanding checks or (ii) sixty (60) days following the final accounting for the last Facility within a Portfolio, the applicable Operator will close the bank account(s) for such Facilities and remit any remaining funds to the party entitled thereto and, to the extent any outstanding checks remain, deliver to each of the applicable Landlords and Tenants a list of such outstanding checks at the time the account is closed. For illustrative purposes, if the Transition Date is October 1, 2010, the Wind Down will continue through January 2011, the final accounting would occur no later than February 22, 2011, and the bank account(s) would be closed and any remaining funds and corresponding listing of outstanding checks no later than April 22, 2011.

Schedule 5 – Page 1

3.	Licensure/ CHOW/Certification

•	The applicable New Operator will assume full responsibility for securing a license to operate such Transition Facility.

•

The applicable Operator will cooperate in any reasonable requests which may be made by the applicable New Operator in connection with the licensure/certification process (at no cost or expense to such Operator).

•

To the extent that any licenses or permits are held in the name of the applicable Operator cannot be obtained by the applicable New Operator as of the applicable Transition Date, and as permitted by applicable Laws, such Operator will enter into an interim arrangement which will allow such New Operator to continue to operate such Transition Facility under the current license or permit until a replacement or transfer has been completed or up to one hundred twenty (120) days after the applicable Transition Date, whichever is earlier. Notwithstanding the foregoing, such Operator’s obligation which respect to the foregoing is subject to negotiation of a written agreement (or inclusion of a provision in the applicable operations transfer agreement) acceptable to such Operator that provides, inter alia, appropriate indemnities to such Operator and reimbursement of all of its reasonable out-of-pocket costs associated with entering into such an arrangement.

4.	Employees

•	All of the employees of such Transition Facility will be terminated by the applicable Operator as of the applicable Transition Date.

•

On the applicable Transition Date, the applicable Operator will pay to the employees of such Transition Facility (whether or not they are re-hired by the applicable New Operator) all of the salaries and wages due to them, including all accrued and unused vacation/personal days, in each case as of the such Transition Date. The applicable Operator will include vacation/personal day amounts in the final schedule showing the amount of final payments made to each employee. The Operator will also pay all applicable federal, state and local taxes related to such salaries, wages and vacation/personal day amounts paid by Operator to each employee.

•

The applicable New Operator may require evidence that employees have signed an agreement acknowledging the amount of salaries, wages and accrued and unused vacation/personal day amounts due to them and evidence that the applicable have been made as of the applicable Transition Date).

•

The applicable Operator will produce W-2s for all employees terminated by such Operator and that are rehired by the applicable New Operator for all salaries, wages and vacation/personal days amounts paid by such Operator to each employee in connection with their employment by such Operator. Such Operator will process payroll adjustments as needed for a thirty (30) day period following the final payroll run scheduled for the month in which the Transition Date occurs.

•

Unless otherwise agreed with the New Operator, there will be no pay out or transfer to the applicable New Operator of any accrued sick time balances. Upon request, the applicable Operator will provide such New Operator with the accrued sick time balances for each employee.

•

The applicable Operator will provide the applicable New Operator with a final schedule showing the amount of salaries, wages and accrued and unused vacation/personal day amounts paid to each of the employees of such Transition Facility.

•	The applicable Operator may remove from such Transition Facility all original employee files but will make available at such Transition Facility COMPLETE copies of the employee files for

Schedule 5 – Page 2

those employees who have signed a release (to the extent required by applicable laws) and who have been rehired as of the applicable Transition Date by the applicable New Operator. Such Operator will leave copies of the following information from each employee’s file, including, but not limited to performance reviews, coaching documents, probationary and disciplinary actions of current employees, drug test results (if any), in addition to the items outlined below:

(a)	background checks,

(b)	food handlers cards,

(c)	health screens,

(d)	CPR certifications,

(e)	continuing education and training records,

(f)	fingerprints, and

(g)	professional licensure records.

•	The applicable Operator may remove any and all of its proprietary binders, documents, posters, EAP, Hotline OSHA etc.

•

No Operator will have any obligation to provide any workers compensation insurance with respect to the employees of a Transition Facility after the applicable Transition Date, and all such insurance shall become the responsibility of the applicable New Operator as of the applicable Transition Date.

•

The applicable Operator will be responsible for covering any workers compensation claims incurred before the applicable Transition Date. However, the applicable Tenant will be responsible for the per claim community deductible cost or otherwise cause the same to be paid.

•	The applicable Operator will provide a list and copies of any ongoing EEOC, wage & hour and/or labor issues to the applicable New Operator as of the applicable Transition Date.

•

The applicable New Operator will not be responsible for any benefits (including any salaries, wages, accrued and unused vacation/personal day amounts or accrued sick time) related to employees terminated as of any Transition Date.

•

To the extent practicable, the applicable New Operator will endeavor to provide notification to the applicable Operator of the employees it wishes to offer employment to thirty (30) days prior to the applicable scheduled Transition Date (subject to timing and availability of employee information).

•	The applicable Operator will be responsible for fulfilling its duty to provide WARN Act notification (when applicable) under federal Law and any applicable state Laws.

•

The applicable Operator will offer (and provide, if requested by any employee), as appropriate, group health plan continuation coverage pursuant to the requirements of Section 601, et seq. of ERISA and Section 4980B of the Revenue Code to all of the employees of such Operator to whom it is required to offer the same under applicable Law.

•	The applicable New Operator will be permitted to conduct employee interview meetings/sessions commencing on that date which is forty-five (45) days prior to the applicable scheduled Transition Date.

5.	Insurance

•	All of the insurance will be cancelled as of the applicable Transition Date.

•	The applicable New Operator will not be responsible for any claims or other liabilities incurred before the applicable Transition Date.

•

The applicable Operator will maintain sufficient insurance tail coverage, to cover claims made following the applicable Transition Date which relate to matters that occurred prior to such Transition Date since such matters will not be covered by the applicable New Operator’s insurance. Such tail coverage policies shall name the applicable Landlord, Tenant and New Operator as “additional insureds”. However, the applicable Tenant will be responsible for the per claim community deductible cost or otherwise cause the same to be paid in accordance with the terms of the applicable Facility Documents.

Schedule 5 – Page 3

•

The applicable New Operator will be responsible for securing all necessary property and casualty insurance with respect to such Transition Facility from the applicable Transition Date in compliance with the requirements of any new lease or other agreement between the applicable Landlord and such New Operator.

•

The applicable Operator will calculate projected community deductibles for events occurring prior to the Transition Date with such amount being reasonably acceptable to the applicable Tenant and Landlord. Tenant will establish and fund or cause to be established and funded a reserve account in this amount with such Operator in accordance with the applicable Facility Documents.

6.	Vehicles

•	Vehicles are generally titled and registered in the name of the applicable Operator, Transition Facility or Tenant (or their respective predecessors).

•

To the extent that these are in the applicable Operator’s name, such Operator will grant a power of attorney to the applicable New Operator’s Facilities’ Executive Director authorizing him/her to take such actions and execute such documents as may be reasonably necessary to transfer title to the vehicles to such New Operator at, or as promptly as possible after, the applicable Transition Date. To the extent any such New Operator has executed a lease with the applicable Landlord, however, any such vehicles will be deemed part of the leased property being leased by such Landlord to such New Operator and such Landlord will be listed as the lien holder.

•	To the extent that a bill of sale is required, the applicable Operator will provide a bill of sale to the applicable New Operator.

•	The applicable New Operator will cooperate in such vehicle title transfer process.

7.	Computer/Telecom/Security Systems

•

The applicable New Operator will receive a transition memo from “Sunrise Telecom” outlining the actions that need to be taken for service to remain uninterrupted (The Transfer Service Agreement (“TSA”) states such New Operator has to sign forms no less than fifteen (15) days prior to the applicable scheduled Transition Date, and such New Operator is responsible to track the processing of such forms over the fifteen (15) day period to ensure that the same are processed correctly).

•

For telecom service, the applicable New Operator will be responsible for completing all vendor TSA requirements. The TSA requirements must be confirmed to be completed and/or in progress and that all service charge responsibilities first accruing from and after the applicable Transition Date have been assumed by the applicable New Operator with the vendor the day after the applicable Transition Date. Otherwise, the applicable Operator will disconnect all service accounts that continue to bill in such Operator’s name. The wireless devices are the property of the applicable Landlord and will remain at such Transition Facility. To the extent that a bill of sale is required to evidence such Landlord’s ownership thereof, such Operator will provide the same, or at the direction of such Landlord, deliver a bill of sale therefor to such New Operator.

•	Any phone numbers associated with these wireless devices will not be conveyed.

•

The applicable New Operator must make arrangements to secure its own data access and internet connectivity. The applicable Operator will work with such New Operator to determine how best to transfer data and connectivity in such a way as to allow such Operator to close its books and provide the opportunity for such New Operator to install, test and train employees on new systems. Such New Operator will be given access to such Transition Facility twenty (20) days

Schedule 5 – Page 4

prior to the applicable scheduled Transition Date to install, test and train new systems. Such Operator will have up to ten (10) days after the applicable Transition Date to close out its data systems. The applicable New Operator will cause the business office staff at each Facility to be available to close out the month end activities related to the general ledger and accounts receivable system closings on applicable Operator’s systems.

•	The applicable Operator will remove routers used to connect such Transition Facility to the proprietary Operator network on or shortly after the applicable Transition Date.

•

All other computer equipment at such Transition Facility is the property of the applicable Landlord and will remain at such Transition Facility (PCs, printers, Thin Clients, internal hubs and switches). To the extent that a bill of sale is required to evidence such Landlord’s ownership thereof, the applicable Operator will provide the same, or at the direction of such Landlord, deliver a bill of sale therefor to the applicable New Operator.

•

The applicable Operator will remove all licensed and proprietary software. The applicable New Operator will need to provide its own software licenses (including Microsoft® Office) as of the applicable Transition Date.

•

The Simplex Grinnell security systems located at such Transition Facility is the property of the applicable Landlord and will remain at such Transition Facility. To the extent that a bill of sale is required to evidence such Landlord’s ownership thereof, the applicable Operator will provide the same, or at the direction of such Landlord, deliver a bill of sale therefor to the applicable New Operator. The parties will execute any other documents that may be necessary to transfer to or evidence ownership of such systems by such Landlord, or at the direction of such Landlord, to such New Operator.

•

The applicable Operator will provide data to the applicable New Operator in electronic format of all necessary information for testing purposes thirty (30) days prior to scheduled Transition Date. This would include data bases for sales leads, referral sources, accounting (A/R Aging as of such Transition Date, A/P Ledger (one-year A/P history), and facilities management). Such New Operator, the applicable Tenant or the applicable Landlord, as applicable, need to provide specifications of these data dumps at least thirty (30) days prior to the applicable scheduled Transition Date.

8.	Access to Building

•

Upon request and during normal business hours prior to the scheduled Termination Date, the applicable Operator will give the applicable New Operator such access to such Transition Facility as it may reasonably require; provided that it is not disruptive to the operations at such Transition Facility.

9.	Utilities

•	The applicable Operator will provide copies of all third party utility contracts to the applicable New Operator no later than thirty (30) days before the applicable scheduled Transition Date.

•

The applicable New Operator will take such action as may be necessary to cause all utilities to be transferred to such New Operator’s name as of the applicable Transition Date. Once transferred, the applicable Operator will request the return of any deposits, and these deposits will be recorded during the applicable Wind Down Period with other accounting activity during such Wind Down Period. Any deposits received after such Wind Down Period will be remitted in accordance with the provisions of Paragraph 2 above.

•	The applicable Operator will (at no out-of-pocket cost or expense to such Operator) cooperate in such transfer process.

Schedule 5 – Page 5

10.	Operating Contracts

•	The applicable Operator and New Operator will reasonably cooperate in the transition and assignment of any and all third party service or maintenance contracts which are assignable.

•

The applicable New Operator will make reasonable efforts to provide notice for contracts it does not wish to assume within thirty (30) days of said contract being posted to the data site in such fashion as to be easily identifiable as a contract, provided that said contract has been posted by that date which is not less than forty (40) days prior to the applicable scheduled Transition Date. All contracts will be posted by that date which is not less than one (1) month prior to the applicable scheduled Transition Date and the applicable New Operator will provide such notice as to those contracts by that date which is ten (10) days prior to the applicable scheduled Transition Date.

•

The applicable Operator will identify any third party contracts that are not assumable no less than thirty (30) days prior to the applicable scheduled Transition Date so the applicable New Operator may have time to replace such vendor/contract.

•	The applicable Operator will terminate all third party contracts that the applicable New Operator does not wish to assume or which are not assignable.

•

The cost of terminating any such third party contracts shall be paid (or caused to be paid) by the applicable Tenant, so long as such contracts were entered into in compliance with the applicable Sunrise Related Facility Documents.

•	The applicable Operator will provide all resident agreements to the applicable New Operator as of the applicable Transition Date.

11.	Bonds

•

The applicable Operator will notify the applicable New Operator of any bonds that currently exist and describe the amount, purpose, beneficiaries and expiration dates no less than thirty (30) days prior to the applicable scheduled Transition Date. Any premiums refunded to such Operator will be remitted in accordance with the provisions of Paragraph 2 above. Such Operator will cancel such bonds as of such Transition Date.

12.	Accounts Receivable (the items need to be clearly understood by all parties, via a conference call to specifically address accounting transition)

•

The applicable New Operator will provide the applicable Landlord and Tenant with schedules supporting the pre-applicable Transition Date portion of resident payments received and resident invoices paid. These balances will be settled as instructed by such Landlord and Tenant no later than one hundred eighty (180) days from such Transition Date.

•	A/R prior to the applicable Transition Date will be collected by the applicable Operator.

•

The applicable Operator will provide the applicable New Operator, Tenant and Landlord with an electronic file at least thirty (30) days prior to the applicable scheduled Transition Date and as of such Transition Date detailing resident pre-payments and receivables.

•	The applicable Operator will provide an account history as of the applicable Transition Date and will certify that the information is correct.

•

The applicable Operator will also provide a list of residents currently in collection status, denoting whether they are with an outside collection agency. Such Operator will not send any other residents on to outside collections without approval by the applicable Tenant and Landlord.

•

The applicable Operator will provide the applicable New Operator, Tenant and Landlord with schedules supporting any post-applicable Transition Date collections on behalf of such New Operator. Such New Operator will credit those funds against collections of the pre-applicable

Schedule 5 – Page 6

Transition Date receivables. These balances will be settled by such Tenant, Landlord and New Operator as required, but no later than one hundred eighty (180) days from the applicable Transition Date.

•

The applicable Operator shall cooperate reasonably with the applicable Tenant and Landlord in the collection and tracking of any and all resident, tenant and governmental receivables and provide such Tenant and Landlord with a monthly update from the accounts receivable ledger as of the applicable Transition Date during the applicable Wind Down Period. A/R received after the applicable Wind Down Period will be remitted in accordance with the provisions of Paragraph 2 above for up to one (1) year.

•	Receivable payments received after the applicable Transition Date will be handled as follows:

–	If payments specifically indicate, or if the parties agree, they relate to the pre-applicable Transition Date period, they will be deposited in the applicable Operator’s depository account, with a notification to the applicable Landlord and Tenant of the amount and resident name. Such Operator will provide lockbox deposit instructions to facilitate this process.

–	If payments specifically indicate, or if the parties agree, they relate to the post-applicable Transition Date period, they will be retained by the applicable New Operator.

–	Payments that include periods both before and after the applicable Transition Date will be pro-rated as described above. The applicable New Operator will advise the applicable Operator, with a copy to the applicable Landlord and Tenant, of the check, remittance advices, the amount paid, and, resident’s name making the payment.

–	The applicable Operator will provide a contact for residents in the event they have a question or concern related to their pre-applicable Transition Date invoice.

–	If such payments are from private pay residents and the period(s) for which such private pay resident payments are made is not indicated on the accompanying remittance advice, and if the parties are unable to agree as to the periods to which the payments relate, they shall be applied as follows:

•

if received in the month of the applicable Transition Date, the parties shall assume that the payment relates to the newest outstanding unpaid receivables and will be recorded by the applicable New Operator.

•

if received during any month following the month in which the applicable Transition Date occurs but prior to the expiration of the Wind Down Period, the parties shall assume the payment relates to the oldest outstanding unpaid receivables and will be deposited in the applicable Operator’s depository account, with a notification to the applicable Landlord and Tenant of amount and resident.

•

if received at any time following the expiration of the Wind Down Period, the parties shall assume the payment relates to the newest outstanding unpaid receivables and will be recorded by the applicable New Operator.

13.	Accounts Payable (the items need to be clearly understood by all parties, via a conference call to specifically address accounting transition)

•

The applicable New Operator will make former employees of the applicable Operator available for a thirty (30) day period immediately following the applicable Transition Date to assist in identifying and recording liabilities for pre-Transition Date services. Invoices supporting these liabilities will be submitted to such Operator for payment and included in such Operator’s financial statements of the applicable Facility as of such Transition Date.

•

In the event of urgent pre-Transition Date payments, such as shut-off notices or liens, the applicable New Operator will obtain approval from the applicable Landlord and Tenant prior to making such payments. The applicable Operator shall cooperate reasonably with such Landlord and Tenant by reviewing and/or providing payment histories to such Landlord and Tenant in

Schedule 5 – Page 7

relation to such invoices for information that is not included in the requested data dump. The expenses attributable to such Transition Facility shall be prorated between such Operator and New Operator as of the applicable Transition Date. Such Tenant and Operator shall retain their responsibility for all unpaid accounts payable with respect to such Transition Facility to the extent they are attributable to periods prior to the such Transition Date. This provision shall be implemented by the business office coordinator of such Transition Facility remitting to such Operator, with a copy to such Landlord and Tenant, any invoices for goods or services provided to such Transition Facility pre-Transition Date.

•

Invoices for services that cover periods before and after the applicable Transition Date will be processed by the applicable New Operator. The invoice and allocated portion of the pre-Transition Date invoice will be submitted to the applicable Operator (with a copy to the applicable Landlord and Tenant), for reimbursement. Such Operator will reimburse such New Operator within ten (10) days of receipt of supporting documentation and approval of such Landlord and Tenant during the applicable Wind Down Period.

•

The applicable Operator will provide a schedule of prepayments related to the period post-applicable Transition Date to the applicable New Operator, with a copy to the applicable Landlord and Tenant, identifying the nature of the expense, the period covered and the amount due from such New Operator. Such New Operator will reimburse Operator within ten (10) days of receipt of supporting documentation.

•

The applicable Operator will process invoices during the applicable Wind Down Period, after which time invoices relating to the period pre-applicable Transition Date will be verified as unpaid against the accounts payable payment history and processed by the applicable New Operator.

14.	Medicare and/or Medicaid Cost Reports

•	The applicable Operator shall timely prepare and file any Medicare and/or Medicaid cost reports related to the period prior to the Transition Date.

•

The applicable Operator shall be authorized to contact the business office manager at each of the applicable Facilities during normal business hours in order to obtain information in such New Operator’s possession as reasonably required to prepare the final Medicare cost reports with respect to claims filed with Medicare prior to the applicable Transition Date, and such New Operator shall provide such information (to the extent in such New Operator’s possession) with in a reasonable period of time following the applicable Transition Date so that the applicable Operator can timely file any claims relating to the period prior to the applicable Transition Date. Such New Operator shall also deliver to such Operator within fifteen (15) days after a written request to the New Operator any other reasonably requested Medicare billing supporting information for filing Medicare claims in New Operator’s possession relating to the period prior to the Transition Date as reasonably required for such Operator to complete the Cost Report(s) for the period prior to the applicable Transition Date.

•

The applicable New Operator will also provide any additional information in such New Operator’s possession related to any claims filed under the Medicare Advantage program by the Facility as reasonably required to facilitate the collection of any outstanding amounts relating to the period prior to the applicable Transition Date. The applicable Operator will complete and file the final claims through the applicable Transition Date as a part of completing the final accounting.

Schedule 5 – Page 8

15.	Facility Records

•

The applicable Operator shall leave all of the files and records, including but not limited to: 1) resident medical; 2) resident assessment; 3) most recent survey plan of correction; 4) residency agreements; 5) financial records at such Transition Facility (except for employee files noted above and any confidential or proprietary materials identified by such Operator).

•

Upon request, the applicable New Operator shall grant the applicable Operator the right to access, review and copy the Transition Facility books and records after the applicable Transition Date to the extent necessary to, among other things, investigate and defend malpractice, employee or other claims, to file or defend third party billings and tax returns and to verify accounts receivable collections.

•

Maintenance logs and preventative maintenance records will be removed from such Transition Facility by the applicable Operator. Copies of records may be made by the applicable New Operator; such New Operator will be given fifteen (15) days’ notice prior to removal and reasonable time to make copies of such records during such Operator’s normal business hours prior to removal from such Transition Facility.

16.	Litigation

•

The applicable Operator is not assuming any of the liabilities or obligations of the applicable New Operator arising from the leasing or operation of such Transition Facility after the applicable Transition Date.

•

The applicable New Operator is not assuming any of the liabilities or obligations of the applicable Operator or Tenant arising from the leasing or operation of such Transition Facility prior to the applicable Transition Date.

17.	Proprietary Materials

•	Any Operator proprietary materials may be removed from such Transition Facility by the applicable Operator in accordance with the applicable Facility Documents and the Settlement Agreement.

•

However, the applicable Operator will allow its policy and procedure manuals to remain at such Transition Facility for thirty (30) days after the applicable Transition Date in order to allow the applicable New Operator to put its own policies and procedures in place.

18.	Intellectual Property

•

The applicable Operator will remove or cover such Operator’s signage and logos (including external monument signs) within seven (7) days following the applicable Transition Date. Such Operator will use reasonable care during any such removal and shall, at its expense, to repair any damage to such Transition Facility caused by such removal.

•	The applicable New Operator will ensure such Operator logos on all facility vehicles will be covered or removed within seven (7) days following the applicable Transition Date.

•	Consumable items such as napkins and paper cups with the Operator logo or any of the Proprietary Marks may be used within such Transition Facility until the supply is exhausted.

19.	Proprietary Marks

•	The Proprietary Marks are owned by the applicable Operator or its Affiliates and cannot be used without such party’s consent.

Schedule 5 – Page 9

•	The applicable New Operator may not use marketing collateral marked with any of the Proprietary Marks without consent.

•

The applicable Operator will reasonably cooperate with the applicable New Operator to allow use of these names for up to thirty (30) days after the applicable Transition Date (or such longer period to the extent of that any interim arrangement is in effect as provide in Paragraph 2 above) in order to facilitate license transfers and various trade name filings in conjunction with the transfer of operations.

•	The applicable Operator will provide copies of digital imagery related to such Transition Facility including photography and floor plans, to the extent available.

20.	Marketing Database

•	Leads and referral sources specific to the community will be transitioned to the applicable New Operator.

•	Each community’s web page located on the “Sunrise” website (www.sunriseseniorliving.com) will be deactivated as of the applicable Transition Date.

21.	FF&E

•

Without limiting the provisions of Section 6(f) of the Settlement Agreement, the applicable Operator will stop all FF&E expenditures as of the date of delivery to the Sunrise Parties of a courtesy copy of either (a) a written notice from the applicable Landlord to the applicable Tenant, or (b) a written agreement or other document between the applicable Landlord and the applicable Tenant, in either such case that specifies the date of the applicable Lease Termination or a subsequent event or condition, the occurrence of which will result in such Lease Termination, with the exception of work in process as of the date thereof and emergency expenditures. The balance in the applicable FF&E reserve will be remitted in accordance with the provisions of Paragraph 2 above. FF&E invoices received after the applicable Transition Date will be handled via the A/P process outlined above.

22.	Real Estate and Other Taxes

•

Real estate and personal property taxes will be prorated on a settlement statement as of the applicable Transition Date between the applicable Landlord, Tenant and New Operator; provided, however, that any real estate and/or personal property tax reserves held by the applicable Operator will be remitted accordance with the provisions of Paragraph 2 above on the applicable Transition Date.

23.	Resident Security Deposits

•

The applicable Operator will certify to the applicable Landlord, Tenant and New Operator the amounts of any resident security deposits or patient or resident trust funds held by such Operator for such Transition Facility and the names of the residents or patients having deposited such security deposit or trust funds with such Operator.

•

To the extent of any such resident security deposits or patient or resident trust funds held by the applicable Operator, on the applicable Transition Date, such Operator will provide the applicable New Operator with a list of all resident security deposits or patient or resident trust funds held by such Operator for such Transition Facility to be operated by such New Operator and will remit cash to such New Operator in the total amount thereof.

Schedule 5 – Page 10

SCHEDULE 6

List of Sunrise-Owned Computer Equipment and Property Software

•	All equipment owned by AT&T and its Affiliates, including any routers, modems and power strips associated with the data service

•	All of the Sunrise Parties’ licensed and proprietary software

•	All of the Sunrise Parties’ other Intellectual Property

Schedule 6 – Page 1

SCHEDULE 7

Transaction Facility Refresh Projects Commenced Prior to the Closing Date

Portfolio	Community Name	Project Description

MA 1	Camarillo, Brighton Gardens of	Water Source Heat Pump (WSHP)
MA 1	Dartmouth, MapleRidge of	Flooring, Split system, PTAC
MA 1	Laguna Creek, MapleRidge of	4 PTACs
MA 1	Towson, Brighton Gardens of	Scout phones, Resident room furniture, HVAC

MA 2	Hemet, MapleRidge of	Split system
MA 2	Hoffman Estates, Brighton Gardens of	Copier, HVAC
MA 2	Orland Park, Brighton Gardens of
MA 2	Pleasant Hills	Balconies, HVAC, elevator
MA 2	Plymouth, MapleRidge of	Wastewater treatment blower motor, PTAC
MA 2	Salt Lake City, Brighton Gardens of	Hydrotub, awning, switchgear
MA 2	Tulsa, Brighton Gardens of	Security doors & coffee pot, HVAC
MA 2	Willoughby, MapleRidge of	PTAC, water heater, storm drain
MA 2	Yorba Linda, Brighton Gardens of	WSHP, elevator

MA 3	Bellevue, Brighton Gardens of	Parking lot, cooling tower
MA 3	Edgewood, Brighton Gardens of	WSHP
MA 3	Greenville, Brighton Gardens of	Washer dryers, HVAC
MA 3	Lynnwood, Hearthside of	Kitchen Equipment
MA 3	Northridge, Brighton Gardens of	Automatic doors
MA 3	Oklahoma City, Brighton Gardens of	Perimeter door security, HVAC, Kitchen, Loading Dock Doors
MA 3	Palm Springs, MapleRidge of	Carpet extractor, exterior lighting
MA 3	Rancho Mirage, Brighton Gardens of	WSHP
MA 3	Santa Rosa, Brighton Gardens of	Construction
MA 3	Snohomish, Hearthside of	Misc equipment
MA 3	Vinings, Brighton Gardens of	HVAC

Summit	Colorado Springs, Brighton Gardens of	Heat pump for SNF, HVAC, Dining Room furniture
Summit	Denver, Brighton Gardens of	HVAC, Commercial Washer
Summit	Lakewood, Brighton Gardens of	HVAC

Schedule 7 – Page 1

SCHEDULE 8

Certain RIDEA Modifications

•

The Qualified Manager must qualify as an Eligible IK with respect to HCP and the HCP-Related Tenant (“New Tenant”) at all times from and after the implementation of the RIDEA Restructure. Qualified Manager shall, from time to time, provide to New Tenant information reasonably requested by New Tenant to allow New Tenant to confirm Qualified Manager’s status as an Eligible IK, to the extent that such information is (a) in the control of the Qualified Manager or is reasonably obtainable at no out-of-pocket cost or expense to Qualified Manager and (b) not confidential or proprietary in nature unless New Tenant executes and delivers a confidentiality agreement reasonably satisfactory to Qualified Manager. Qualified Manager will promptly notify New Tenant if Qualified Manager becomes aware of any circumstance where Qualified Manager no longer constitutes an Eligible IK. If New Tenant concludes, based on advice of its tax advisors, that a material risk exists that Qualified Manager is no longer an Eligible IK (for any reason), New Tenant may upon thirty (30) days notice to Qualified Manager, cancel and terminate the applicable Sunrise-Related Facility Documents (but only if, on or before the expiration of such thirty (30) day period (the “Cure Period”), Qualified Manager has not yet qualified as an Eligible IK, provided that New Tenant and HCP shall negotiate in good faith during Cure Period to agree upon any reasonably requested structural or other modifications to allow Qualified Manager to qualify as an Eligible IK prior to the expiration of the Cure Period) without payment of any termination fee or other penalty, except as provided below. Notwithstanding the foregoing, if New Tenant provides notice of termination in accordance with the foregoing, the following shall apply:

•

If Qualified Manager is able to and does deliver to New Tenant a reasoned (not conclusory) legal opinion in accordance with Section 10.35 of Treasury Department Circular No. 230 (as presently in effect as of the Closing Date) from an Am Law 100 law firm within fifteen (15) days after New Tenant’s notice of termination concluding that, based solely on the merits, if the matter were litigated, there is at least seventy percent (70%) probability that a court would hold that Qualified Manager has qualified and continues to qualify as an Eligible IK and New Tenant does not within five (5) days after receipt of such opinion rescind its notice of termination, then the Sunrise-Related Facility Documents shall nevertheless terminate upon the expiration of the Cure Period, but Qualified Manger will receive a termination fee in an amount to be agreed upon by the parties in connection with the other Agreed Upon RIDEA Modifications (herein, a “Termination Fee”); and

•

If (x) Qualified Manager loses its Eligible IK status due to an action by, or a failure to take action by, HCP, an HCP Affiliate, a Person controlled by HCP, an HCP Affiliate or any person that is an unrelated to Qualified Manager, Sunrise or any Affiliate of either or (z) Qualified Manager no longer constitutes an Eligible IK due to a change in RIDEA or any other applicable Law, and in the case of either clause (x) or clause (y), Qualified Manager has not qualified as an Eligible

Schedule 8 – Page 1

IK, including, if applicable, through any reasonably agreed upon structural or other modifications to allow Qualified Manager to qualify as an Eligible IK prior to the expiration of the Cure Period, then, in either such case, the applicable Sunrise-Related Facility Documents shall nevertheless terminate upon the expiration of the Cure Period and Qualified Manager will receive the Termination Fee.

•	All facility employees and personnel must be employed by the Qualified Manager or an Affiliate of the Qualified Manager that also qualifies as an Eligible IK.

•

Other than payment of so-called “8.02/8.03” or “11.02/11.03” expenditures, neither HCP nor Landlord will have any direct or indirect obligations to pay for or provide funding relating to any Facility, including any responsibility for any operating expenses or working capital shortfalls (although New Tenant may continue to be responsible for such amounts).

•

HCP and its Affiliates, including New Tenant, may not derive any income from the Qualified Manager or (subject to limited exceptions) its Affiliates; provided, however, that HCP acknowledges that HCP and its Affiliates will not be treated as deriving income from the Qualified Manager or its Affiliates with respect to rent payable pursuant to the Direct Leases and any renewal thereof pursuant to the terms of such Direct Leases.

•

Neither HCP nor Landlord shall have any obligation to perform any of New Tenant’s covenants or obligations, and will have no liability for New Tenant’s obligations, under any Sunrise-Facility Related Documents, including the Management Agreement, the Pooling Agreement or Owner Agreement.

•

Qualified Manager will reasonably cooperate to revise any of the Sunrise-Facility Related Documents or restructure the arrangements established thereby to protect HCP’s REIT status and New Tenant’s status as a taxable REIT subsidiary as such term is defined in Revenue Code Section 856(l).

•

Limitations will be imposed on subleasing the Facility in whole or in part where amounts paid pursuant to such sublease could fail to qualify as “rents from real property” within the meaning of Revenue Code Section 856(d).

•

The management fees payable to the Qualified Manager and the respective approval rights of the New Tenant and the Qualified Manager over Facility related actions will be modified in order to avoid a material likelihood that the Qualified Manager and New Tenant would be treated as partners in a partnership for federal income tax purposes.

•

Landlord shall have the right to participate with New Tenant in the review and approval of any budgets, but in the event of any inconsistency in the exercise of such rights by New Tenant and Landlord, the exercise of such rights by New Tenant shall prevail; provided, however, New Tenant shall not approve any budget without the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Schedule 8 – Page 2

•

In the event that both of Landlord and New Tenant exercise their rights to audit the books and records relating to the Facility, and there is an inconsistency in the exercise of such rights by New Tenant and the Landlord, the exercise of such rights by New Tenant shall prevail.

•

The Qualified Manager will continue to prepare (and timely submit) to New Tenant the financial and operational information in with the applicable provisions of the Owner Agreement Amendments, including Exhibit A thereto; provided, however, that if reasonably requested by the Landlord, New Tenant or their Affiliates, the parties shall discuss and reasonably negotiate such additional reporting requirements and/or accelerated time frames for submission of such financial and operational information (including any additional requested information).

•

The Qualified Manager shall provide to the Landlord and New Tenant the significant accounting policies used for the Facility for review and shall reasonably consider any changes thereto requested by the HCP Parties.

•

The Qualified Manager shall provide access to the Independent Public Accounting Firm of the Landlord and New Tenant (or their Affiliates) to the financial records of the Facility (sufficient to permit such Independent Public Accounting Firm to have access to all information necessary or appropriate to conduct its audits and reviews in accordance with the applicable accounting standards).

•

The Qualified Manager shall prepare and submit such additional financial reports or other information about the Qualified Manager and its Affiliates as is/are required, in the reasonable judgment of the parties, by applicable legal requirements to be included in any public disclosure documents or other filings of the Landlord, New Tenant and its Affiliates in order for any such Person to comply with its respective reporting and certification obligations as a public company and/or real estate investment trust; provided that (I) such additional financial reports or other information are (a) in the control of the Qualified Manager or reasonably obtainable by Qualified Manager at no expense to Qualified Manager, (b) not confidential or proprietary in nature unless New Tenant executes and delivers a confidentiality agreement reasonably satisfactory to Qualified Manager, (II) Qualified Manager shall be entitled to a reasonable fee for preparing such additional financial reports or other information commensurate with the nature of such report and (III) any such preparation and submission of such additional financial reports or other information shall be on reasonably practicable time frames.

Schedule 8 – Page 3

SCHEDULE 9

Fees Associated with FF&E Purchases

FF&E Item	Fees included	Budget	Approved
Furniture ordered by Sunrise Design (Dining Room Chairs, Upholstered Chairs, etc)	The budgeted cost is all inclusive as follows:
	1) Design: Fee is for the time it takes designers to evaluate code, flame spread, choose pieces (esp. fabrics) that match existing décor, take in to account future décor, review furniture layout, etc.	10% of product cost	10% of product cost
	2) Procurement: For ordering, purchasing, tracking, invoicing, etc	12% of product cost	None.

3) Warehouse, Distribution, Shipping, Income Tax and Travel (WDSIT): This is direct-billed with no mark-up. Budgeted cost includes 10%-20% of product cost based on region of the country.

Billed actual expense

		East Coast- 10% Midwest- 14% Heartland/California -20%	Actual Expense

Schedule 9 – Page 1

EXHIBIT A-1

Form of Owner Agreement Amendment for the MA1, MA2, MA3, Saddle River, Sun1 and

Sun2 Portfolios

[See Attached.]

Exhibit A-1 – Page 1

MASTER AMENDMENT TO OWNER AND TENANT AGREEMENTS

THIS MASTER AMENDMENT TO OWNER AND TENANT AGREEMENTS (this “Amendment”) is dated as of this      day of                     , 2010 (the “Effective Date”), by and among each of those Persons (as defined in the applicable Lease (as hereinafter defined)) identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Landlord,” and collectively, the “Landlords”), each of those Persons identified on Schedule 1 as an “Owner” (each, an “Owner,” and collectively, the “Owners”), and each of those Persons identified as an “Operator” on Schedule 1 (each, an “Operator,” and collectively, the “Operators”). Each of the Landlords, the Owners and the Operators may also sometimes be referred to herein collectively, as the “Parties,” and individually, as a “Party.”

RECITALS

A. Each Landlord is an Affiliate of HCP, Inc., a Maryland corporation (“HCP”), each Owner is an Affiliate of Harbor Retirement Associates, LLC, a Florida limited liability company (“HRA”) and each Operator is an Affiliate of Sunrise Senior Living, Inc., a Delaware corporation (“Sunrise”). Landlords and HCP may also sometimes be referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party.” Operator and Sunrise may sometimes be referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.”

B. Each Landlord owns one or more of the respective assisted living, skilled nursing and/or independent living facilities listed opposite such Landlord on Schedule 1 (each, a “Facility,” and collectively, the “Facilities”). Each Facility is either a stand-alone Facility or grouped with other Facilities for identification and other purposes as set forth under the heading “Portfolio” on Schedule 1 (collectively, the “Portfolios,” and individually, a “Portfolio”).

C. Each Facility within each Portfolio has been leased by the applicable Landlord to the applicable Owner listed opposite such Facility on Schedule 1, pursuant to those certain leases listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Lease,” and collectively, the “Leases”). Landlords, on the one hand, and Owners, on the other hand, are concurrently herewith entering into that certain Termination and Transition Cooperation Agreement dated of even date with the Effective Date (the “Termination and Transition Agreement”), pursuant to which each Landlord and each Owner are acknowledging and agreeing to certain matters, as more particularly set forth therein and, in each case, effective as of the Effective Date.

D. Each applicable Owner has engaged the applicable Operator listed opposite such Facility on Schedule 1 to manage such Facility pursuant to those certain management or operating agreements listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Management Agreement,” and collectively, the “Management Agreements”).

E. In connection with the Lease and Management Agreement for each Facility, the applicable Landlord, Owner and Operator entered into that certain owner agreement or tenant agreement listed on Schedule 1 with respect to such Facility (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, an “Owner Agreement,” and collectively, the “Owner Agreements”), setting forth certain respective rights and obligations of such Landlord, Owner and Operator with respect to the ownership and operation of such Facility. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the applicable Owner Agreement or as incorporated or cross-referenced in this Amendment or in the Owner Agreement to defined terms in other documents.

F. In connection with the Lease and Management Agreement for each Facility, and, to the extent applicable, each Portfolio, the applicable Landlords, Owners Operators and/or Affiliates of any of them entered into those certain various other documents and agreements, including (as applicable) owner agreements, pooling agreements, master agreements, earn out agreements, leasehold pooling agreements, guarantees, letter agreements and other ancillary agreements specifically listed on Schedule 2 attached hereto and incorporated herein by this reference (with respect to each Facility and applicable Portfolio, and as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each a “Related Document,” and collectively, the “Related Documents”). With respect to each Facility, and to the extent applicable, Portfolio, the applicable Lease(s), Management Agreement(s) and Related Documents for such Facility and/or Portfolio shall be referred to herein, collectively, as the “Facility Documents.” Any of the Facility Documents relating to a Facility or a Portfolio to which any of the Sunrise Parties and/or their Affiliates are a party or as to which any of them is a third party beneficiary of any provisions thereof, whether expressly designated as such or otherwise, are referred to herein, collectively, as the “Sunrise-Related Facility Documents”.

G. Concurrently with the Effective Date, the HCP Parties and certain Affiliates of the HCP Parties, on the one hand, and the Sunrise Parties and certain Affiliates of the Sunrise Parties, on the other hand, are entering into that certain Settlement and Restructuring Agreement dated of even date with the Effective Date and certain other documents (collectively, “Settlement Documents”), pursuant to which the HCP Parties and such of their Affiliates, and the Sunrise Parties and such of their Affiliates, are on and as of the Effective Date (i) settling their existing disputes relating to the Facilities and certain other facilities that are owned by the HCP Parties or such Affiliates of the HCP Parties, leased to third parties or an Affiliate of the Sunrise Parties, and operated or managed by Operators or such of their Affiliates, and (ii) agreeing upon certain additional matters, on the terms and conditions more particularly set forth therein.

H. Concurrently with the Effective Date, certain of the HCP Parties and certain of their Affiliates, on the one hand, and certain of the Sunrise Parties and certain of their Affiliates, on the other hand, are entering into that certain Security Agreement (the “Security Agreement”), pursuant to which each such HCP Party and such of their Affiliates and each such Sunrise Party and such of their Affiliates are acknowledging and agreeing to certain matters, as more particularly set forth therein and, in each case, effective as of the Effective Date, including, without limitation, the granting of a security interest in, among other things, the Sunrise-Related Facility Documents with respect to all of the Facilities in the Portfolios listed on Schedule 1 and referred to as MA1, MA2 and MA3 (the “Security Interest”).

2

I. In connection with the transactions contemplated by the Settlement Documents, the Termination and Transition Agreement, and the Security Agreement, each Landlord, each Owner and each Operator desire to amend their respective Owner Agreement for each Facility and to agree upon certain additional matters, on the terms and conditions set forth herein, and in each case, effective as of the Effective Date.

AMENDMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows, effective as of the Effective Date:

1. Reports; Accounting Information. Notwithstanding anything to the contrary in any of the Owner Agreements, and in addition to any existing obligations of each Operator to provide certain reports and accounting information pursuant to the terms of the Owner Agreements and Management Agreements, from and after the date that is thirty (30) days after the Effective Date, the Operators covenant and agree to comply with the following requirements relating to all accounting and financial records with respect to each Facility:

(a) Enhanced Reporting Requirements. The Sunrise Parties shall prepare and submit to the HCP Parties the monthly, quarterly and annual financial reports in accordance with the requirements (including timing requirements) of Exhibit A attached hereto and, in each case, in accordance with GAAP, to the extent provided on Exhibit A. To the extent that the Sunrise Parties’ reports do not satisfy the requirements of Exhibit A, the HCP Parties shall have the right, in their sole and absolute discretion, to prepare such reports after the HCP Parties have provided the Sunrise Parties with written notice of the Sunrise Parties’ failure to satisfy the requirements and the HCP Parties’ intention of preparing such reports itself and the Sunrise Parties shall reimburse the HCP Parties from the Sunrise Parties’ own funds and not as an expense or cost of any such Facility for any reasonable out-of-pocket expense incurred by the HCP Parties in preparing such reports. If the HCP Parties exercise their rights to prepare the required reports, then the Sunrise Parties shall take such actions as the HCP Parties may reasonably request to facilitate the preparation of such reports, including providing space, equipment, and information to the HCP Parties’ personnel or designees who actually prepare such reports. The records that this Section 1(a) requires the Sunrise Parties to maintain shall also be kept and maintained in material compliance with any legal requirements applicable to the Sunrise Parties or the Facilities and shall compare monthly and year to date results to the extent Exhibit A so states. The books and records for each Facility shall also be kept in a manner to allow the HCP Parties to have the ability to prepare its financial statements in accordance with GAAP.

(b) Additional Requirements. If any financial reports or other information about the Sunrise Parties or the Facilities is/are required by applicable legal requirements to be included in any public disclosure documents or other filings of the HCP Parties or their Affiliates (or their successors or assigns), in order for such Person to comply with its respective reporting and certification obligations as a public company and/or real estate investment trust, the Sunrise Parties shall cooperate with such Person(s) and take all steps reasonably necessary and within the control of the Sunrise Parties to support such Persons’ compliance with such reporting and

3

certification obligations, including, without limitation, implementing customary reporting requirements, procedures, systems and arrangements that will enable any such Person to comply with its reporting and certification obligations under all governing legal requirements, provided that the Sunrise Parties shall receive reasonable additional compensation from the HCP Parties for any additional reports or different reporting formats required in connection therewith and such compensation shall be agreed to reasonably and in good faith by the Sunrise Parties and the HCP Parties, in advance.

2. Representations. As of the Effective Date, each Party hereto hereby represents and warrants to each other Party hereto that the representations and warranties contained in this Section 2 are true and correct as of the Effective Date:

(a) Such Party is duly organized, validly existing and in good standing under the laws of the state of its organization. Such Party has all requisite power and authority under the laws of the state of its formation, the laws of each of those States in which any Facility owned, leased or operated by such Party is located and its articles of incorporation, by-laws, or other charter documents to enter into and perform its obligations under this Amendment and to consummate the transactions contemplated hereby. Such Party is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Party.

(b) Such Party has taken all necessary action to authorize and has obtained all consents necessary for its execution, delivery and performance of this Amendment, and upon the Effective Date, each Owner Agreement, as hereby amended, to which such Party is a party shall constitute the valid and binding obligation and agreement of such Party, enforceable against such Party in accordance with its terms, as hereby amended, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

(c) There are no actions, proceedings or investigations, including tax audits, pending against or affecting such Party, seeking to enjoin, challenge or collect damages in connection with the execution of this Amendment or the consummation of the transactions contemplated hereby or which could reasonably be expected to materially and adversely affect the financial condition or operations of such Party (except as disclosed in such Party’s public filings, or with respect to any Owner, as previously disclosed in writing to the Landlords and Operators) or the ability of such Party to carry out the execution of this Amendment or the consummation of the transactions contemplated hereby.

(d) Such Party will not be rendered insolvent as a result of the execution of this Amendment or the consummation of the transactions contemplated hereby. For purposes hereof, the term “solvency” means, with respect to each Party, that: (A) the fair salable value of such Party’s tangible assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or

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unsecured, and disputed or undisputed); (B) such Party is able to pay its debts or obligations in the ordinary course as they mature; and (C) such Party has capital sufficient to carry on its businesses.

3. Settlement of Disputes Between Owners and Operators. In connection with each Owner’s and Operator’s execution and delivery of this Amendment, such Parties also desire to settle any outstanding disputes between or among them relating to the Facilities and the applicable Facility Documents (the “Settlement”). Accordingly, each Owner and Operator hereby agree between and among themselves as follows:

(a) Mutual Release of Claims. Concurrently with the execution of this Amendment by each Owner and Operator, all Owners and Operators shall execute and deliver, and Operators shall cause Sunrise to execute and deliver, the Mutual Limited Release of Claims in the form attached hereto as Exhibit B (the “Release of Claims”).

(b) No Admission of Liability. The Settlement which is a portion of the subject of this Amendment is a compromise of disputed claims and neither the fact that this Amendment was entered into, nor any provision contained herein, (i) is to be construed as an admission of any liability of any Owner or Operator or their Affiliates, or (ii) may be used for any purpose in any litigation, arbitration or other dispute resolution proceeding between or among such Parties or their Affiliates; provided, however, that any Owner or Operator and their Affiliates may use and refer to this Amendment and the provisions hereof and the Release of Claims as it relates to any applicable Facility in any dispute resolution proceeding relating to the Release of Claims, this Amendment, the Exhibits and Schedules hereto or any other document to be executed and delivered in connection herewith. Each Owner and Operator and their Affiliates being released by this Amendment or the Release of Claims deny any liability and, by this instrument, intend merely to avoid further litigation and obtain their peace. The Settlement memorialized in this Amendment and in the Release of Claims has been arrived at after thorough bargaining and negotiations at arm’s length and represents a final, mutually agreeable compromise.

4. Consent to Grant of Security Interest. Notwithstanding any prohibitions against transfer, assignment or encumbrance of the Operators’ interest in any Sunrise-Related Facility Document, as set forth in such Sunrise-Related Facility Documents, each applicable Landlord and each applicable Owner hereby consents to the granting of the Security Interest.

5. FF&E Reserve Matters.

(a) For the calendar year 2011, the applicable Owners hereby agree not to disapprove any increase in the applicable “FF&E Reserve Payment” for either the Sun1 Portfolio or the Sun2 Portfolio as may be established in the applicable “Repairs and Equipment Estimate” for such calendar year prepared by the applicable Operator so long as such “FF&E Reserve Payment” for such Portfolio does not exceed the applicable Per Unit Funding Amount. For the calendar year 2011, the “Per Unit Funding Amount” for each Portfolio shall be as follows:

Portfolio	Per Unit Funding Amount

Sun1	$1,500.00

Sun2	$1,200.00

5

Commencing in 2012, and each year thereafter, the Per Unit Funding Amount shall be increased by the applicable CPI Increase for such year. For purposes of this Section 5, “CPI Increase” means, for each calendar year, the percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for that month which is two (2) months prior to the commencement of such calendar year (i.e., November), over (ii) the Cost of Living Index published for the same month of the immediately prior year (i.e., November of the prior year); and “Cost of Living Index” means the Consumer Price Index for All Urban Consumers, U.S. City Average (1982-1984 = 100), published by the Bureau of Labor Statistics, U.S. Department of Labor (“BLS”), or such other renamed index. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nationally recognized nonpartisan publication, shall be reasonably selected by the applicable Landlord and reasonably approved by the applicable Operator.

(b) For the calendar year 2011, and each year thereafter, the Sunrise Parties hereby agree that they shall not propose any “Repairs and Equipment Estimate” for any Facility in any of the CH1, Sun1 or Sun2 Portfolios to the extent the expenditures thereunder on account of any fees, including any design and/or procurement fees, payable to Sunrise Design Services or any other Affiliate of Sunrise in connection therewith exceed the fee schedule attached hereto as Schedule 3.

6. Notices. Section 15 of the Owner Agreement for each Facility in the Saddle River, MA1, MA2 and MA3 Portfolios (other than the Owner Agreement for the Orland Park Facility) and Section 16 of the Owner Agreement for each Facility in the Sun1 and Sun2 Portfolios and the Orland Park Facility is hereby amended and replaced in its entirety, to read as follows:

“Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a ‘notice’) must be in writing and may be served personally or by U.S. Mail or as otherwise permitted in this Section. If served by U.S. Mail, it shall be addressed as follows:

If to a Landlord:	c/o HCP, Inc. 3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806 Attn: Legal Department Facsimile: (562) 733-5200

6

With a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626 Attn: David C. Meckler, Esq. Facsimile: (714) 755-8290

If to an Owner:	c/o Harbor Retirement Associates, LLC 1440 Highway A1A Vero Beach, Florida 32963 Attn: Mr. Tim Smick Fax: (772) 492-5005

With a copy to:	Harbor Retirement Associates, LLC 1440 Highway A1A Vero Beach, Florida 32963 Attn: Mr. Dan Simmons Fax: (772) 492-5005

and to:	Foley & Lardner LLP 111 North Orange Avenue, Suite 1800 Orlando, Florida 32801 Attn: J. Gordon Arkin, Esq. Fax: (407) 648-1743

If to an Operator:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: President Facsimile: (703) 744-1628

With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

With a copy to:	Arent Fox LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036 Attention: Kimberly A. Wachen, Esq. Facsimile: (202) 857-6395

7

With a copy to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Eugene A. Pinover, Esq. Facsimile: (212) 728-9254

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the U.S. Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, any party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier’s delivery receipt. Any party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.”

7. Costs. The Parties shall pay their own transaction costs in connection with the negotiation and execution of this Amendment, including, without limitation, their own attorneys’ fees and costs.

8. Governing Law. With respect to each Facility and Owner Agreement, this Amendment shall be governed by and construed in accordance with the domestic laws of the State that governs such Owner Agreement without giving effect to any choice or conflict of law provision or rule, whether of any such State or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than such State.

9. Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Amendment, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

10. Severability. If any term or provision of this Amendment shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable, or unenforceable, such void, voidable, or unenforceable term or provision shall not affect any other term or provision of this Amendment.

11. Full Force and Effect. Except as amended, modified or supplemented by this Amendment, each Owner Agreement shall remain in full force and effect in accordance with their respective terms.

8

12. No Third-Party Beneficiaries. The provisions of this Amendment are and will be for the benefit of the Parties hereto and their permitted successors and assigns only and are not for the benefit of any other Person; and, accordingly, no third party shall have the right to enforce the provisions of this Amendment.

13. Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

14. No Presumption. The Parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment.

15. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Amendment are incorporated herein by reference and made a part hereof.

[Signature pages follow]

9

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

LANDLORDS:	HCP CH1 SADDLE RIVER, LLC, a Delaware limited liability company

	By:	HCP Partners, LP, a Delaware limited partnership, their sole and managing member

		By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

HCP CAMARILLO CA, LP, a Delaware limited partnership

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

	By:	HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

S - 1

LANDLORDS (CONT.):	HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

	By:	HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

S - 2

LANDLORDS (CONT.):	HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

	By:	HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

S - 3

LANDLORDS (CONT.):	HCP SUN1 BEVERLY HILLS CA, LLC, a Delaware limited liability company

HCP SUN1 CRESSKILL NJ, LLC, a Delaware limited liability company

HCP SUN1 EDMONDS WA, LLC, a Delaware limited liability company

HCP SUN1 LILBURN GA, LLC, a Delaware limited liability company

HCP SUN1 MADISON NJ, LLC, a Delaware limited liability company

	By:	HCP Partners, LP, a Delaware limited partnership, their sole and managing member

		By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

HCP SUN1, LP, a Delaware limited partnership

	By:	HCP Sun1 GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S - 4

LANDLORDS (CONT.):	HCP SUN2 DES PERES MO, LLC, a Delaware limited liability company

HCP SUN2 RICHMOND HEIGHTS MO, LLC, a Delaware limited liability company

HCP SUN2 WILMETTE IL, LLC, a Delaware limited liability company

	By:	HCP Partners, LP, a Delaware limited partnership, their sole and managing member

		By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

HCP PARTNERS, LP, a Delaware limited partnership

	By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

[Signatures continue on the following page]

S - 5

OWNERS:	ONE PACK MANAGEMENT CORP., a Delaware corporation

By:
Name:
Title:

HRA MANAGEMENT CORPORATION, a Delaware corporation

By:
Name:
Title:

EIGHT PACK MANAGEMENT CORP., a Delaware corporation

By:
Name:
Title:

ELEVEN PACK MANAGEMENT CORP., a Delaware corporation

By:
Name:
Title:

TWENTY PACK MANAGEMENT CORP., a Delaware corporation

By:
Name:
Title:

SUN2 MANAGEMENT CORP., a Delaware corporation

By:
Name:
Title:

[Signatures continue on the following page]

S - 6

OPERATORS:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

By:
Name:
Title:

S - 7

[CH1]

[MA1]

[MA2]

[MA3]

[Sun1]

[Sun2]

SCHEDULE 1

LIST OF PORTFOLIOS, FACILITIES, LANDLORDS, OWNERS, OPERATORS, LEASES, MANAGEMENT

AGREEMENTS AND OWNER AGREEMENTS

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
1.	SADDLE RIVER	1231 Saddle River – Brighton Gardens of Saddle River	HCP CH1 Saddle River, LLC, a Delaware limited liability company (f/k/a CNL Retirement CH1 Saddle River, LP) (“HCP CH1 Saddle River”)	One Pack Management Corp., a Delaware corporation (“One Pack Management Corp.”)	Sunrise Senior Living Services, Inc., a Delaware corporation (f/k/a Marriott Senior Living Services, Inc.) (“Sunrise Senior Living Services, Inc.”)	Lease Agreement dated March 31, 2003, between HCP CH1 Saddle River and One Pack Management Corp.	Operating Agreement dated March 31, 2003, between One Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated May 5, 2003, effective March 31, 2003, among HCP CH1 Saddle River, One Pack Management Corp. and Sunrise Senior Living Services, Inc.

2.	MA1	1149 Camarillo – Brighton Gardens of Camarillo	HCP Camarillo CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Camarillo CA, LP) (“HCP Camarillo”)	HRA Management Corporation, a Delaware corporation (“HRA Management Corporation”)	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Camarillo and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Camarillo, HRA Management Corporation and Sunrise Senior Living Management, Inc.

3.	MA1	1151 Dartmouth – Sunrise of Dartmouth	HCP Dartmouth MA, LP, a Delaware limited partnership (f/k/a CNL Retirement Dartmouth MA, LP) (“HCP Dartmouth”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Dartmouth and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Dartmouth, HRA Management Corporation and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 1

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
4.	MA1	1152 Elk Grove – Sunrise at Laguna Creek	HCP Laguna Creek CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Laguna Creek CA, LP) (“HCP Laguna Creek”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Laguna Creek and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Laguna Creek, HRA Management Corporation and Sunrise Senior Living Management, Inc.

5.	MA1	1153 Baltimore – Brighton Gardens of Towson	HCP Towson MD, LP, a Delaware limited partnership (f/k/a CNL Retirement Towson MD, LP) (“HCP Towson”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Towson and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation	Second Amended and Restated Owner Agreement dated November 1, 2005, among HCP Towson, HRA Management Corporation and Sunrise Senior Living Management, Inc.
6.	MA2	1154 Little Rock – Pleasant Hills	HCP MA2 Arkansas, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Arkansas, LP) (“HCP MA2 Arkansas”)	Eight Pack Management Corp., a Delaware corporation (“Eight Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Arkansas and Eight Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA2 Group One and Orland Park)”) dated February 27, 2003, effective December 20, 2002, among HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois,	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA2 Group One)”) dated March 28, 2003, between Sunrise Senior Living Services, Inc. and Eight Pack Management Corp.	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Arkansas, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 2

Portfolio	Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA2 Group One)”) dated March 28, 2003, among HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp.

Schedule 1 – Page 3

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
7.	MA2	1155 Yorba Linda – Brighton Gardens of Yorba Linda	HCP MA2 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 California, LP) (“HCP MA2 California”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 California and Eight Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA2 Group Two)”) dated March 28, 2003, among Eight Pack Management Corp., HCP MA2 California and HCP MA2 Utah	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA2 Group Two)”) dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA2 California, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

8.	MA2	1156 Hemet – Sunrise of Hemet	HCP MA2 California	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 California and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 California, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 4

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
9.	MA2	1157 Hoffman Estates – Brighton Gardens of Hoffman Estates	HCP MA2 Illinois, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Illinois, LP) (“HCP MA2 Illinois”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Illinois, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

10.	MA2	1158 Plymouth – Sunrise of Plymouth	HCP MA2 Massachusetts, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Massachusetts, LP) (“HCP MA2 Massachusetts”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Massachusetts and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Massachusetts, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 5

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
11.	MA2	1159 Willoughby – Sunrise of Willoughby	HCP MA2 Ohio, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Ohio, LP) (“HCP MA2 Ohio”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Ohio and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Ohio, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

12.	MA2	1160 Tulsa – Brighton Gardens of Tulsa	HCP MA2 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Oklahoma, LP) (“HCP MA2 Oklahoma”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Oklahoma and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA2 Oklahoma, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.
13.	MA2	1161 Salt Lake City – Brighton Gardens of Salt Lake City	HCP MA2 Utah, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Utah, LP) (“HCP MA2 Utah”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 Utah and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA2 Group Two)	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA2 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA2 Utah, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 6

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
14.	MA2	1162 Orland Park – Brighton Gardens of Orland Park	HCP Partners, LP, a Delaware limited partnership (f/k/a CNL Retirement Partners, LP) (“HCP Partners”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP Partners and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.	Owner Agreement dated December 20, 2002, among HCP Partners, Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

15.	MA3	1165 Northridge – Brighton Gardens of Northridge	HCP MA3 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 California, LP) (“HCP MA3 California”)	Eleven Pack Management Corp., a Delaware corporation (“Eleven Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA3 Group One)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Kentucky, HCP MA3 South Carolina and Eleven Pack Management Corp.	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA3 Group One)”) dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 7

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
16.	MA3	1166 Rancho Mirage – Brighton Gardens of Rancho Mirage	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 8

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
17.	MA3	1167 Santa Rosa – Brighton Gardens of Santa Rosa	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA3 Group Two)”) dated February 27, 2003, effective December 20, 2002, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA3 Group Two)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp.	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA3 Group Two)”) dated March 28, 2003, among Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 9

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
18.	MA3	1168 Palm Springs – Sunrise of Palm Springs	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 California, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

19.	MA3	1169 Atlanta – Brighton Gardens of Vinings	HCP MA3 Georgia, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Georgia, LP) (“HCP MA3 Georgia”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Georgia and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Georgia, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.
20.	MA3	1170 Edgewood – Brighton Gardens of Edgewood	HCP MA3 Kentucky, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Kentucky, LP) (“HCP MA3 Kentucky”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 Kentucky and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 Kentucky, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 10

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
21.	MA3	1171 Oklahoma City – Brighton Gardens of Oklahoma City	HCP MA3 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Oklahoma, LP) (“HCP MA3 Oklahoma”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Oklahoma and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Oklahoma, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

22.	MA3	1172 Greenville – Brighton Gardens of Greenville	HCP MA3 South Carolina, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 South Carolina, LP) (“HCP MA3 South Carolina”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 South Carolina and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)	Amended and Restated Owner Agreement dated January 20, 2004, effective March 28, 2003, among HCP MA3 South Carolina, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.
23.	MA3	1173 Bellevue – Brighton Gardens of Bellevue	HCP MA3 Washington, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Washington, LP) (“HCP MA3 Washington”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 11

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
24.	MA3	174 Lynnwood – Sunrise of Lynnwood	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

25.	MA3	1175 Snohomish – Sunrise of Snohomish	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)	Amended and Restated Owner Agreement dated January 20, 2004, effective December 20, 2002, among HCP MA3 Washington, Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 12

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
26.	SUN1	1238 Beverly Hills – Sunrise of Beverly Hills	HCP Sun1 Beverly Hills CA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Beverly Hills CA, LP) (“HCP Sun1 Beverly Hills”)	Twenty Pack Management Corp., a Delaware corporation (“Twenty Pack Management, Corp.”)	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Beverly Hills and Twenty Pack Management Corp., as amended by that certain First Amendment to Leases (the “First Amendment to Leases (Sun1)”) dated April 1, 2007, between HCP Sun1 Beverly Hills, HCP Sun1 Cresskill, HCP Sun1 Edmonds, HCP Sun1 Lilburn, HCP Sun1 Madison and Twenty Pack Management Corp.	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Beverly Hills, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 13

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
27.	SUN1	1239 Cresskill – Sunrise of Cresskill	HCP Sun1 Cresskill NJ, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Cresskill NJ, LP) (“HCP Sun1 Cresskill”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Development, Inc., a Virginia corporation	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Cresskill and Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Development, Inc. pursuant to the Assignment and Assumption of Lease dated April 16, 2004), as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Development, Inc. pursuant to the Assignment and Assumption of Pre-Opening Services and Management Agreement dated April 16, 2004) and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated January 27, 2004, effective September 30, 2003, among HCP Sun1 Cresskill, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 14

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
28.	SUN1	1240 Edmonds – Sunrise of Edmonds	HCP Sun1 Edmonds WA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Edmonds WA, LP) (“HCP Sun1 Edmonds”)	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Edmonds and Twenty Pack Management Corp., as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Edmonds, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 15

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
29.	SUN1	1241 Lilburn – Sunrise at Five Forks	HCP Sun1 Lilburn GA, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Lilburn GA, LP) (“HCP Sun1 Lilburn”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Five Forks Assisted Living, L.L.C., a Georgia limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Lilburn and Twenty Pack Management Corp., as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Lilburn, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 16

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
30.	SUN1	1242 Madison – Sunrise of Madison	HCP Sun1 Madison NJ, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun1 Madison NJ, LP) (“HCP Sun1 Madison”)	Twenty Pack Management Corp., as successor by assignment to Sunrise Madison Senior Living, L.L.C., a New Jersey limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 Madison and Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Madison Senior Living, L.L.C. pursuant to the Assignment and Assumption of Lease dated April 16, 2004), as amended by the First Amendment to Leases (Sun1)	Pre-Opening Services and Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. (as successor-by-assignment to Sunrise Madison Senior Living, L.L.C. pursuant to the Assignment and Assumption of Pre-Opening Services and Management Agreement dated April 16, 2004) and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Pre-Opening Services and Management Agreement dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1 Madison, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 17

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
31.	SUN1	1244 Arlington – Sunrise of Arlington	HCP Sun1, LP, a Delaware limited partnership (f/k/a CNL Retirement Sun1, LP) (“HCP Sun1”)	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

32.	SUN1	1245 Bluemont Park – Sunrise at Bluemont Park	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 18

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
33.	SUN1	1246 Sterling – Sunrise at Countryside	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

34.	SUN1	1247 Falls Church – Sunrise of Falls Church	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 19

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
35.	SUN1	1248 Farmington Hills – Sunrise at North Farmington Hills	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

36.	SUN1	1249 Frederick – Sunrise of Frederick	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 20

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
37.	SUN1	1250 Leesburg – Sunrise of Leesburg	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

38.	SUN1	1251 Mercer Island – Sunrise of Mercer Island	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 21

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
39.	SUN1	1252 Brooklyn – Sunrise at Mill Basin	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

40.	SUN1	1253 Poland – Sunrise of Poland	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 22

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
41.	SUN1	1254 Raleigh – Sunrise of Raleigh	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

42.	SUN1	1256 Sheepshead Bay – Sunrise at Sheepshead Bay	HCP Sun1	Twenty Pack Management Corp.	Sunrise Senior Living Management, Inc.	Lease Agreement dated September 30, 2003, between HCP Sun1 and Twenty Pack Management Corp., as amended by that certain First Amendment to Lease dated April 1, 2007, between HCP Sun1 and Twenty Pack Management Corp.	Management Agreement dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., as amended by that certain First Amendment to Management dated April 14, 2005, effective January 1, 2005, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.	Amended and Restated Owner Agreement dated May 5, 2004, effective September 30, 2003, among HCP Sun1, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 23

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
43.	SUN2	1237 Wilmette – Sunrise of Wilmette	HCP Sun2 Wilmette IL, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Wilmette IL, LP) (“HCP Sun2 Wilmette”)	Sun2 Management Corp., a Delaware corporation (“Sun2 Management Corp.”)	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Wilmette and Sun2 Management Corp., as amended by that certain First Amendment to Leases (the “First Amendment to Leases (Sun2)”) dated April 1, 2007, between HCP Sun2 Des Peres, HCP Sun 2 Richmond Heights, HCP Sun2 Wilmette and Sun2 Management Corp.	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Wilmette, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

44.	SUN2	1235 Des Peres – Sunrise of Des Peres	HCP Sun2 Des Peres MO, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Des Peres MO, LP) (“HCP Sun2 Des Peres”)	Sun2 Management Corp., as successor by assignment to Legacy Healthcare Management, LLC, a Missouri limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Des Peres and Sun2 Management Corp., as amended by the First Amendment to Leases (Sun2)	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Des Peres, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 24

Portfolio		Facility	Landlord	Owner	Operator	Lease	Management Agreement	Owner Agreement
45.	SUN2	1236 Richmond Heights – Sunrise on Clayton	HCP Sun2 Richmond Heights MO, LLC, a Delaware limited liability company (f/k/a CNL Retirement Sun2 Richmond Heights MO, LP) (“HCP Sun2 Richmond Heights”)	Sun2 Management Corp., as successor by assignment to Clayton Road Assisted Living, L.L.C., a Missouri limited liability company	Sunrise Senior Living Management, Inc.	Lease Agreement dated March 31, 2004, between HCP Sun2 Richmond Heights and Sun2 Management Corp., as amended by the First Amendment to Leases (Sun2)	Pre-Opening Services and Management Agreement dated March 31, 2004, between Sun2 Management Corp. and Sunrise Senior Living Management, Inc.	Tenant Agreement dated March 31, 2004, among HCP Sun2 Richmond Heights, Sun2 Management Corp. and Sunrise Senior Living Management, Inc.

Schedule 1 – Page 25

[CH1]

[MA1]

[MA2]

[MA3]

[Sun1]

[Sun2]

SCHEDULE 2

LIST OF RELATED DOCUMENTS

Related Documents Relating to all Portfolios

1. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc.

2. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs, dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc.

3. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc.

4. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc.

5. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated October 1, 2007, from HCP to Sunrise Senior Living Management, Inc.

6. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated March 7, 2008, from HCP to Sunrise Senior Living Management, Inc.

7. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated August 26, 2008, from HCP to Sunrise Senior Living Management, Inc.

Related Documents Relating to the Saddle River Portfolio

8. Memorandum of Operation Agreement dated December 14, 1998, between Circle Housing Limited Partnership and Sunrise Senior Living Services, Inc., recorded on December 17, 1998

Related Documents Relating to the MA1 Portfolio

9. Amended and Restated Pooling Agreement dated November 1, 2005, among Sunrise Senior Living Management, Inc., HCP Camarillo, HCP Clayton, HCP Laguna Creek, HCP Dartmouth, HCP Towson and HRA Management Corporation, with respect to all of the Facilities in the MA1 Portfolio

Schedule 2 – Page 1

10. Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Camarillo - Brighton Gardens of Camarillo

11. Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Dartmouth - Sunrise of Dartmouth

12. Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Elk Grove - Sunrise at Laguna Creek

13. Memorandum of Operating Agreement dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Baltimore - Brighton Gardens of Towson

14. Memorandum of Lease dated May 16, 2002, between HCP Camarillo and HRA Management Corporation, with respect to Camarillo - Brighton Gardens of Camarillo

15. Memorandum of Lease dated May 16, 2002, between HCP Dartmouth and HRA Management Corporation, with respect to Dartmouth - Sunrise of Dartmouth

16. Memorandum of Lease dated May 16, 2002, between HCP Laguna Creek and HRA Management Corporation, with respect to Elk Grove - Sunrise at Laguna Creek

17. Memorandum of Lease dated May 16, 2002, between HCP Towson and HRA Management Corporation, with respect to Baltimore - Brighton Gardens of Towson

18. Transition Period Sublease dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Camarillo - Brighton Gardens of Camarillo

19. Transition Period Sublease dated May 16, 2002, between HRA Management Corporation and Sunrise Senior Living Services, Inc., with respect to Elk Grove - Sunrise at Laguna Creek

20. Letter Agreement dated December 27, 2002, between Ocean Acquisition 2, LLC, as successor-by-merger to CNL Retirement Corp., and Sunrise Assisted Living, Inc., with respect to all of the Facilities in the MA1, MA2 and MA3 (“Letter Agreement dated December 27, 2002”)

21. Letter dated April 22, 2004, from Ocean Acquisition 2, LLC, as successor-by-merger to CNL Retirement Corp., to Sunrise Senior Living, Inc., outlining changes to the FF&E Reserve funding requirements for 2004

22. Letter Agreement dated April 5, 2005, among Sunrise Senior Living Services, Inc., Sunrise Senior Living Management, Inc., Twenty Two Pack Management Corp. and Five Pack Management Corp., to the extent relating to the Facilities in the MA1 Portfolio

Schedule 2 – Page 2

Related Documents Relating to the MA2 Portfolio

23. Pooling Agreement dated December 20, 2002, among Sunrise Senior Living Services, Inc., Eight Pack Management Corp., HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio and HCP MA2 Oklahoma, as amended by that certain First Amendment to Pooling Agreement dated March 28, 2003, among Sunrise Senior Living Services, Inc., Eight Pack Management Corp., HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and HCP MA2 Utah, with respect to all of the Facilities in the MA2 Portfolio

24. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills

25. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hemet-Sunrise of Hemet

26. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

27. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Plymouth-Sunrise of Plymouth

28. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Willoughby-Sunrise of Willoughby

29. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Tulsa-Brighton Gardens of Tulsa

30. Memorandum of Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Orland Park-Brighton Gardens of Orland Park

31. Memorandum of Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

32. Memorandum of Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

Schedule 2 – Page 3

33. Memorandum of Lease dated December 20, 2002, between HCP MA2 Arkansas and Eight Pack Management Corp., with respect to Little Rock-Pleasant Hills

34. Memorandum of Lease dated December 20, 2002, between HCP MA2 California and Eight Pack Management Corp., with respect to Hemet-Sunrise of Hemet

35. Memorandum of Lease dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

36. Memorandum of Lease dated December 20, 2002, between HCP MA2 Massachusetts and Eight Pack Management Corp., with respect to Plymouth-Sunrise of Plymouth

37. Memorandum of Lease dated December 20, 2002, between HCP MA2 Ohio and Eight Pack Management Corp., with respect to Willoughby-Sunrise of Willoughby

38. Memorandum of Lease dated December 20, 2002, between HCP MA2 Oklahoma and Eight Pack Management Corp., with respect to Tulsa-Brighton Gardens of Tulsa

39. Memorandum of Lease dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., with respect to Orland Park-Brighton Gardens of Orland Park

40. Corrective Memorandum of Lease dated March 28, 2003, between HCP Partners and Eight Pack Management Corp., with respect to Orland Park-Brighton Gardens of Orland Park

41. Memorandum of Lease dated March 28, 2003, between HCP MA2 Utah and Eight Pack Management Corp., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

42. Memorandum of Lease dated March 28, 2003, between HCP MA2 California and Eight Pack Management Corp., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

43. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Hemet-Sunrise of Hemet

44. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Hoffman Estates-Brighton Gardens of Hoffman Estates

45. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills

Schedule 2 – Page 4

46. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Plymouth-Sunrise of Plymouth

47. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Tulsa-Brighton Gardens of Tulsa

48. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Willoughby-Sunrise of Willoughby

49. Transition Period Sublease dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Orland Park-Brighton Gardens of Orland Park

50. Transition Period Sublease dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Salt Lake City-Brighton Gardens of Salt Lake City

51. Transition Period Sublease dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda

52. Limited Rent Guaranty dated December 20, 2002, between Sunrise Senior Living Services, Inc., and HCP Partners, with respect to Orland Park-Brighton Gardens of Orland Park

53. Guaranty Agreement dated December 20, 2002, by HCP Partners for the benefit of Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Little Rock-Pleasant Hills, Hemet-Sunrise of Hemet, Hoffman Estates-Brighton Gardens of Hoffman Estates, Plymouth-Sunrise of Plymouth, Willoughby-Sunrise of Willoughby and Tulsa-Brighton Gardens of Tulsa

54. Guaranty Agreement dated March 28, 2003, by HCP Partners for the benefit of Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Yorba Linda-Brighton Gardens of Yorba Linda and Salt Lake City-Brighton Gardens of Salt Lake City

55. Letter Agreement dated December 27, 2002

56. Letter Agreement dated February 27, 2003 among Sunrise Senior Living Services, Inc., Eight Pack Management Corp. and Eleven Pack Management Corp. regarding the opening dates for all of the Facilities in the MA2 Portfolio and the MA3 Portfolio and the Direct Leased Facilities (the “MA2 and MA3 Start Date Letter Agreement”)

Schedule 2 – Page 5

Related Documents Relating to the MA3 Portfolio

57. Pooling Agreement dated December 20, 2002, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp., HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, and HCP MA3 Washington, as amended by that certain First Amendment to Pooling Agreement dated March 28, 2003, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp., HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington, HCP MA3 Kentucky and HCP MA3 South Carolina, with respect to all of the Facilities in the MA3 Portfolio

58. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings

59. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Bellevue-Brighton Gardens of Bellevue

60. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Lynnwood-Sunrise of Lynnwood

61. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

62. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

63. Memorandum of Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Snohomish-Sunrise of Snohomish

64. Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge

65. Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

66. Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Palm Springs-Sunrise of Palm Springs

67. Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Edgewood-Brighton Gardens of Edgewood

Schedule 2 – Page 6

68. Memorandum of Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Greenville-Brighton Gardens of Greenville

69. Memorandum of Lease dated December 20, 2002, between HCP MA3 Georgia and Eleven Pack Management Corp., with respect to Atlanta-Brighton Gardens of Vinings

70. Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Bellevue-Brighton Gardens of Bellevue

71. Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Lynnwood-Sunrise of Lynnwood

72. Memorandum of Lease dated December 20, 2002, between HCP MA3 Oklahoma and Eleven Pack Management Corp., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

73. Memorandum of Lease dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

74. Memorandum of Lease dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., with respect to Snohomish-Sunrise of Snohomish

75. Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Northridge-Brighton Gardens of Northridge

76. Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

77. Memorandum of Lease dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., with respect to Palm Springs-Sunrise of Palm Springs

78. Memorandum of Lease dated March 28, 2003, between HCP MA3 Kentucky and Eleven Pack Management Corp., with respect to Edgewood-Brighton Gardens of Edgewood

79. Memorandum of Lease dated March 28, 2003, between HCP MA3 South Carolina and Eleven Pack Management Corp., with respect to Greenville-Brighton Gardens of Greenville

80. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings

Schedule 2 – Page 7

81. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Bellevue-Brighton Gardens of Bellevue

82. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Rock Lynnwood/Snohomish Partners, LP, with respect to Lynnwood-Sunrise of Lynnwood

83. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Oklahoma City-Brighton Gardens of Oklahoma City

84. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Santa Rosa-Brighton Gardens of Santa Rosa

85. Transition Period Sublease dated December 20, 2002, between Eleven Pack Management Corp. and Rock Lynnwood/Snohomish Partners, LP, with respect to Snohomish-Sunrise of Snohomish

86. Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge

87. Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Rancho Mirage-Brighton Gardens of Rancho Mirage

88. Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and MSLS – MapleRidge, Inc., with respect to Palm Springs-Sunrise of Palm Springs

89. Transition Period Sublease dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Edgewood-Brighton Gardens of Edgewood

90. Letter Agreement dated March 27, 2003, among Sunrise Senior Living Services, Inc., Eleven Pack Management Corp. and HCP MA3 South Carolina, with respect to Greenville-Brighton Gardens of Greenville

91. Guaranty Agreement dated December 20, 2002, by HCP Partners for the benefit of Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Atlanta-Brighton Gardens of Vinings, Bellevue-Brighton Gardens of Bellevue, Lynnwood-Sunrise of Lynnwood, Oklahoma City-Brighton Gardens of Oklahoma City, Santa Rosa-Brighton Gardens of Santa Rosa and Snohomish-Sunrise of Snohomish

Schedule 2 – Page 8

92. Guaranty Agreement dated March 28, 2003, by HCP Partners for the benefit of Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., with respect to Northridge-Brighton Gardens of Northridge, Rancho Mirage-Brighton Gardens of Rancho Mirage, Palm Springs-Sunrise of Palm Springs, Edgewood-Brighton Gardens of Edgewood and Greenville-Brighton Gardens of Greenville

93. Letter Agreement dated December 27, 2002

94. MA2 and MA3 Start Date Letter Agreement dated February 27, 2003

Related Documents Relating to the Sun1 Portfolio

95. Master Agreement dated September 30, 2003, among Sunrise Development, Inc., Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C., , as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sun1 Edmonds, HCP Sunl Lilburn and HCP Sunl Madison and Sunrise Senior Living, Inc., as amended by that certain First Amendment to Master Agreement dated April 14, 2005, effective January 1, 2005, with respect to all of the Facilities in the Sun1 Portfolio

96. Letter Agreement dated April 14, 2005, among Sunrise Senior Living Management, Inc., Sunrise Senior Living, Inc., Ocean Acquisition 1, Inc., as successor-by-merger to CNL Retirement Properties, Inc., HCP Sun1, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

97. Letter Agreement dated April 14, 2005, among Sunrise Senior Living Management, Inc., Sunrise Senior Living, Inc., Twenty Pack Management Corp. and Sunrise Five Forks Assisted Living, L.L.C., with respect to all of the Facilities in the Sun1 Portfolio

98. Leasehold Pooling Agreement dated September 30, 2003, among Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C. , as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

Schedule 2 – Page 9

99. Pooling Agreement dated September 30, 2003, among Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Madison Senior Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., Sunrise Development, Inc., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn, and HCP Sunl Madison, as amended by that certain First Amendment to Pooling Agreement dated April 14, 2005, effective January 1, 2005, among Sunrise Senior Living Management, Inc., Twenty Pack Management Corp., Sunrise Five Forks Assisted Living, L.L.C., as predecessor-in-interest to Twenty Pack Management Corp., HCP Sunl, HCP Sunl Beverly Hills, HCP Sunl Cresskill, HCP Sunl Edmonds, HCP Sunl Lilburn, and HCP Sunl Madison, with respect to all of the Facilities in the Sun1 Portfolio

100. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Arlington-Sunrise of Arlington

101. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Bluemont Park-Sunrise at Bluemont Park

102. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sterling-Sunrise at Countryside

103. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Falls Church-Sunrise of Falls Church

104. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Farmington Hills Assisted Living, LLC, a Michigan limited liability company, with respect to Farmington Hills-Sunrise at North Farmington Hills

105. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Frederick-Sunrise of Frederick

106. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Leesburg-Sunrise of Leesburg

107. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership, with respect to Mercer Island-Sunrise of Mercer Island

108. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise Poland Assisted Living, LLC, an Ohio limited liability company, with respect to Poland-Sunrise of Poland

Schedule 2 – Page 10

109. Transition Period Sublease dated September 30, 2003, between Twenty Pack Management Corp. and Sunrise of Raleigh, LLC, a North Carolina limited liability company, with respect to Raleigh-Sunrise of Raleigh

110. Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Beverly Hills, with respect to Beverly Hills-Sunrise of Beverly Hills

111. Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Cresskill, with respect to Cresskill-Sunrise of Cresskill

112. Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Edmonds, with respect to Edmonds-Sunrise of Edmonds

113. Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Lilburn, with respect to Lilburn-Sunrise at Five Forks

114. Sunrise Development Agreement dated September 30, 2003, between Sunrise Development, Inc. and HCP Sun1 Madison, with respect to Madison-Sunrise of Madison

115. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Arlington-Sunrise of Arlington

116. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Bluemont Park-Sunrise at Bluemont Park

117. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Sterling-Sunrise at Countryside

118. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Falls Church-Sunrise of Falls Church

119. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Farmington Hills-Sunrise at North Farmington Hills

120. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Frederick-Sunrise of Frederick

121. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Leesburg-Sunrise of Leesburg

Schedule 2 – Page 11

122. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Mercer Island-Sunrise of Mercer Island

123. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Brooklyn-Sunrise at Mill Basin

124. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Poland-Sunrise of Poland

125. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Raleigh-Sunrise of Raleigh

126. Assignment of Contracts and the Licenses and Permits dated January 2004, among Twenty Pack Management Corp., Sunrise Senior Living Management, Inc., and HCP Sun1, with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

127. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Arlington-Sunrise of Arlington, Bluemont Park-Sunrise at Bluemont Park, Sterling-Sunrise at Countryside, Falls Church-Sunrise of Falls Church, Farmington Hills-Sunrise at North Farmington Hills, Frederick-Sunrise of Frederick, Mercer Island-Sunrise of Mercer Island, Brooklyn-Sunrise at Mill Basin, Poland-Sunrise of Poland, Raleigh-Sunrise of Raleigh, Sheepshead Bay-Sunrise at Sheepshead Bay and Leesburg-Sunrise of Leesburg

128. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Beverly Hills-Sunrise at Beverly Hills.

129. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Development, Inc.) and Sunrise Senior Living Management Inc., with respect to Cresskill-Sunrise of Cresskill

130. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. and Sunrise Senior Living Management Inc., with respect to Edmonds-Sunrise of Edmonds

131. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Five Forks Assisted Living, L.L.C.) and Sunrise Senior Living Management Inc., with respect to Lilburn-Sunrise at Five Forks

Schedule 2 – Page 12

132. Guaranty Agreement dated September 30, 2003 by HCP Partners for the benefit of Twenty Pack Management Corp. (as successor by assignment to Sunrise Madison Senior Living, L.L.C.) and Sunrise Senior Living Management Inc., with respect to Madison-Sunrise of Madison

133. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Arlington-Sunrise of Arlington

134. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Bluemont Park-Sunrise at Bluemont Park

135. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Sterling-Sunrise at Countryside

136. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Falls Church-Sunrise of Falls Church

137. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Farmington Hills-Sunrise at North Farmington Hills

138. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Frederick-Sunrise of Frederick

139. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Leesburg-Sunrise of Leesburg

140. Assignment and Subordination of Lease Agreement dated January 28, 2004, among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp, with respect to Mercer Island-Sunrise of Mercer Island

141. Assignment and Subordination of Lease Agreement dated January 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Brooklyn-Sunrise at Mill Basin

142. Assignment and Subordination of Lease Agreement dated January 28, 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Poland-Sunrise of Poland

143. Assignment and Subordination of Lease Agreement dated January 28, 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Raleigh-Sunrise of Raleigh

Schedule 2 – Page 13

144. Assignment and Subordination of Lease Agreement dated January 2004 by and among the Prudential Insurance Company of America, HCP Sun1, LP and Twenty Pack Management Corp., with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

145. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Arlington-Sunrise of Arlington

146. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Bluemont Park-Sunrise at Bluemont Park

147. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sterling-Sunrise at Countryside

148. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Falls Church-Sunrise at Falls Church

149. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Farmington Hills-Sunrise at North Farmington Hills

150. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Frederick-Sunrise of Frederick

151. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Leesburg-Sunrise of Leesburg

152. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Mercer Island-Sunrise of Mercer Island

153. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Brooklyn-Sunrise at Mill Basin

Schedule 2 – Page 14

154. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Poland-Sunrise of Poland

155. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Raleigh-Sunrise of Raleigh

156. Assignment and Subordination of Management Agreement and Other Agreements dated January 2004, among HCP Sun1, The Prudential Insurance Company of America, Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc., with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

157. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Arlington-Sunrise of Arlington

158. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Bluemont Park-Sunrise at Bluemont Park

159. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Sterling-Sunrise at Countryside

160. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Falls Church-Sunrise at Falls Church

161. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Farmington Hills-Sunrise at North Farmington Hills

162. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Leesburg-Sunrise of Leesburg

163. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Mercer Island-Sunrise at Mercer Island

164. Assignment of Leases and Rents dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Brooklyn-Sunrise at Mill Basin

Schedule 2 – Page 15

165. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Poland-Sunrise of Poland

166. Assignment of Leases and Rents dated January 28, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Raleigh-Sunrise of Raleigh

167. Assignment of Leases and Rents dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America, with respect to Sheepshead Bay-Sunrise at Sheepshead Bay

168. Assignment of Permits and Developer’s Rights (Arlington Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

169. Assignment of Permits and Developer’s Rights (Bluemont Park Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

170. Assignment of Permits and Developer’s Rights (Countryside Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

171. Assignment of Permits and Developer’s Rights (Falls Church Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

172. Assignment of Permits and Developer’s Rights (Farmington Hills Property), dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

173. Assignment of Permits and Developer’s Rights (Frederick Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

174. Assignment of Permits and Developer’s Rights (Leesburg Property), dated January 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

175. Assignment of Permits and Developer’s Rights (Mercer Island Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

176. Assignment of Permits and Developer’s Rights (Mill Basin), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

Schedule 2 – Page 16

177. Assignment of Permits and Developer’s Rights (Poland Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

178. Assignment of Permits and Developer’s Rights (Raleigh Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

179. Assignment of Permits and Developer’s Rights (Sheepshead Bay Property), dated January 29, 2004, by Twenty Pack Management Corp. and Sunrise Senior Living Management, Inc. to the Prudential Insurance Company of America.

Related Documents Relating to the Sun2 Portfolio

180. Master Agreement dated March 31, 2004, among Sunrise Development, Inc., Sunrise Senior Living Management, Inc., Sun2 Management Corp., Clayton Road Assisted Living, L.L.C., as predecessor-in-interest to Sun2 Management Corp., Legacy Healthcare Management, LLC, as predecessor in-interest to Sun2 Management Corp., and HCP Sun2 Des Peres, HCP Sun2 Richmond Heights and HCP Sun2 Wilmette and Sunrise Senior Living, Inc., with respect to all of the Facilities in the Sun2 Portfolio

181. Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Des Peres, with respect to Des Peres-Sunrise of Des Peres.

182. Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Richmond Heights, with respect to Richmond Heights-Sunrise on Clayton.

183. Sunrise Development Agreement dated March 31, 2004, between Sunrise Development, Inc. and HCP Sun2 Wilmette, with respect to Wilmette-Sunrise of Wilmette.

184. Pooling Agreement dated March 31, 2004 among Sunrise Senior Living Management, Inc., Sun2 Management Corp., Clayton Road Assisted Living, L.L.C., as predecessor-in-interest to Sun2 Management Corp., Legacy Healthcare Management, LLC, as predecessor-in-interest to Sun2 Management Corp., HCP Sun2 Wilmette, HCP Sun2 Des Peres and HCP Sun2 Richmond Heights, with respect to all of the Facilities in the Sun2 Portfolio.

Schedule 2 – Page 17

SCHEDULE 3

FEES ASSOCIATED WITH FF&E PURCHASES

FF&E Item	Fees included	Budget	Approved
Furniture ordered by Sunrise Design (Dining Room Chairs, Upholstered Chairs, etc)	The budgeted cost is all inclusive as follows:
	1) Design: Fee is for the time it takes designers to evaluate code, flame spread, choose pieces (esp. fabrics) that match existing décor, take in to account future décor, review furniture layout, etc.	10% of product cost	10% of product cost
	2) Procurement: For ordering, purchasing, tracking, invoicing, etc	12% of product cost	None.

3) Warehouse, Distribution, Shipping, Income Tax and Travel

(WDSIT): This is direct-billed with no mark-up. Budgeted cost includes 10%-20% of product cost based on region of the country.

Billed actual expense

		East Coast- 10% Midwest- 14% Heartland/California -20%	Actual Expense

Schedule 3 – Page 1

EXHIBIT A-2

Form of Owner Agreement Amendment for the MA4 Portfolio

[See Attached.]

Exhibit A-2 – Page 1

MASTER AMENDMENT TO OWNER AGREEMENTS

THIS MASTER AMENDMENT TO OWNER AGREEMENTS (this “Amendment”) is dated as of this          day of                         , 2010 (the “Effective Date”), by and among each of those Persons (as defined in the applicable Lease (as hereinafter defined)) identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Landlord,” and collectively, the “Landlords”), SOLOMON HOLDINGS I-THE TRIANGLE, L.L.C., a Georgia limited liability company (“Tenant”), and SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation (“Operator”). Each of the Landlords, Tenant and Operator may also sometimes be referred to herein collectively, as the “Parties,” and individually, as a “Party.”

RECITALS

A. Each Landlord is an Affiliate of HCP, Inc., a Maryland corporation (“HCP”), and Operator is an Affiliate of Sunrise Senior Living, Inc., a Delaware corporation (“Sunrise”). Landlords and HCP may also sometimes be referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party.” Operator and Sunrise may sometimes be referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.”

B. Each Landlord owns one or more of the respective assisted living, skilled nursing and/or independent living facilities listed opposite such Landlord on Schedule 1 (each, a “Facility,” and collectively, the “Facilities”).

C. Each Facility has been leased by the applicable Landlord to Tenant pursuant to those certain leases listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Lease,” and collectively, the “Leases”).

D. Tenant has engaged Operator to manage each Facility pursuant to those certain operating agreements listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, an “Operating Agreement,” and collectively, the “Operating Agreements”).

E. In connection with the Lease and Operating Agreement for each Facility, the applicable Landlord, Tenant and Operator entered into that certain owner agreement listed on Schedule 1 with respect to such Facility (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, an “Owner Agreement,” and collectively, the “Owner Agreements”), setting forth certain respective rights and obligations of such Landlord, Tenant and Operator with respect to the ownership and operation of such Facility. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the applicable Owner Agreement or as incorporated or cross-referenced in this Amendment or in the Owner Agreements to defined terms in other documents.

F. In connection with the Lease and Operating Agreement for each Facility, the applicable Landlords, Tenant and/or Operator entered into those certain various other documents and agreements, including (as applicable) owner agreements, pooling agreements, omnibus transaction agreements, guarantees, letter agreements and other ancillary agreements listed on Schedule 2 attached hereto and incorporated herein by this reference (with respect to each Facility, and as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each a “Related Document,” and collectively, the “Related Documents”). With respect to each Facility, the applicable Lease(s), Operating Agreement(s) and Related Documents for such Facility shall be referred to herein, collectively, as the “Facility Documents.” Any of the Facility Documents relating to a Facility to which any of the Sunrise Parties and/or their Affiliates are a party or as to which any of them is a third party beneficiary of any provisions thereof, whether expressly designated as such or otherwise, are referred to herein, collectively, as the “Sunrise-Related Facility Documents”.

G. Concurrently with the Effective Date, the HCP Parties and certain Affiliates of the HCP Parties, on the one hand, and the Sunrise Parties and certain Affiliates of the Sunrise Parties, on the other hand, are entering into that certain Settlement and Restructuring Agreement dated of even date with the Effective Date and certain other documents (collectively, the “Settlement Documents”), pursuant to which the HCP Parties and such of their Affiliates, and the Sunrise Parties and such of their Affiliates, are on and as of the Effective Date (i) settling their existing disputes relating to the Facilities and certain other facilities that are owned by the HCP Parties or such Affiliates of the HCP Parties, leased to third parties or an Affiliate of the Sunrise Parties, and operated or managed by Operator or such of its Affiliates, and (ii) agreeing upon certain additional matters, on the terms and conditions more particularly set forth therein.

H. In connection with the transactions contemplated by the Settlement Documents, each Landlord, Tenant and Operator desires to amend their respective Owner Agreement for each Facility and to agree upon certain additional matters, on the terms and conditions set forth herein and, in each case, effective as of the Effective Date.

AMENDMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows, effective as of the Effective Date:

1. Reports; Accounting Information. Notwithstanding anything to the contrary in any of the Owner Agreements, and in addition to any existing obligations of Operator to provide certain reports and accounting information pursuant to the terms of the Owner Agreements and Operating Agreements, from and after the date that is thirty (30) days after the Effective Date, the Operator covenants and agrees to comply with the following requirements relating to all accounting and financial records with respect to each Facility:

Enhanced Reporting Requirements. The Sunrise Parties shall prepare and submit to the HCP Parties the monthly, quarterly and annual financial reports in accordance with the requirements (including timing requirements) of Exhibit A attached hereto and, in each case, in accordance with GAAP, to the extent provided on Exhibit A. To the extent that the Sunrise Parties’ reports do not satisfy the requirements of Exhibit A, the HCP Parties shall have the right, in their sole and absolute discretion, to prepare such reports after the HCP Parties have provided

2

the Sunrise Parties with written notice of the Sunrise Parties’ failure to satisfy the requirements and the HCP Parties’ intention of preparing such reports itself and the Sunrise Parties shall reimburse the HCP Parties from the Sunrise Parties’ own funds and not as an expense or cost of any such Facility for any reasonable out-of-pocket expense incurred by the HCP Parties in preparing such reports. If the HCP Parties exercise their rights to prepare the required reports, then the Sunrise Parties shall take such actions as the HCP Parties may reasonably request to facilitate the preparation of such reports, including providing space, equipment, and information to the HCP Parties’ personnel or designees who actually prepare such reports. The records that this Section 1(a) requires the Sunrise Parties to maintain shall also be kept and maintained in material compliance with any legal requirements applicable to the Sunrise Parties or the Facilities and shall compare monthly and year to date results to the extent Exhibit A so states. The books and records for each Facility shall also be kept in a manner to allow the HCP Parties to have the ability to prepare its financial statements in accordance with GAAP.

Additional Requirements. If any financial reports or other information about the Sunrise Parties or the Facilities is/are required by applicable legal requirements to be included in any public disclosure documents or other filings of the HCP Parties or their Affiliates (or their successors or assigns), in order for such Person to comply with its respective reporting and certification obligations as a public company and/or real estate investment trust, the Sunrise Parties shall cooperate with such Person(s) and take all steps reasonably necessary and within the control of the Sunrise Parties to support such Persons’ compliance with such reporting and certification obligations, including, without limitation, implementing customary reporting requirements, procedures, systems and arrangements that will enable any such Person to comply with its reporting and certification obligations under all governing legal requirements, provided that the Sunrise Parties shall receive reasonable additional compensation from the HCP Parties for any additional reports or different reporting formats required in connection therewith and such compensation shall be agreed to reasonably and in good faith by the Sunrise Parties and the HCP Parties, in advance.

2. Representations. As of the Effective Date, each Party hereto hereby represents and warrants to each other Party hereto that the representations and warranties contained in this Section 2 are true and correct as of the Effective Date:

(a) Such Party is duly organized, validly existing and in good standing under the laws of the state of its organization. Such Party has all requisite power and authority under the laws of the state of its formation, the laws of each of those States in which any Facility owned, leased or operated by such Party is located and its articles of incorporation, by-laws, or other charter documents to enter into and perform its obligations under this Amendment and to consummate the transactions contemplated hereby. Such Party is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Party.

(b) Such Party has taken all necessary action to authorize and has obtained all consents necessary for its execution, delivery and performance of this Amendment, and upon the Effective Date, each Owner Agreement, as hereby amended, to which such Party is a party shall constitute the valid and binding obligation and agreement of such Party, enforceable against such

3

Party in accordance with its terms, as hereby amended, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

(c) There are no actions, proceedings or investigations, including tax audits, pending against or affecting such Party, seeking to enjoin, challenge or collect damages in connection with the execution of this Amendment or the consummation of the transactions contemplated hereby or which could reasonably be expected to materially and adversely affect the financial condition or operations of such Party (except as disclosed in such Party’s public filings) or the ability of such Party to carry out the execution of this Amendment or the consummation of the transactions contemplated hereby.

(d) Such Party will not be rendered insolvent as a result of the execution of this Amendment or the consummation of the transactions contemplated hereby. For purposes hereof, the term “solvency” means, with respect to each Party, that: (i) the fair salable value of such Party’s tangible assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, and disputed or undisputed); (ii) such Party is able to pay its debts or obligations in the ordinary course as they mature; and (iii) such Party has capital sufficient to carry on its businesses.

Settlement of Disputes Between Tenant and Operator. In connection with Tenant’s and Operator’s execution and delivery of this Amendment, such Parties also desire to settle any outstanding disputes between or among them relating to the Facilities and the applicable Facility Documents (the “Settlement”). Accordingly, Tenant and Operator hereby agree between and among themselves as follows:

Mutual Release of Claims. Concurrently with the execution of this Amendment by Tenant and Operator, Tenant and Operator shall execute and deliver, and Operator shall cause Sunrise to execute and deliver, the Mutual Limited Release of Claims in the form attached hereto as Exhibit B (the “Release of Claims”).

No Admission of Liability. The Settlement which is a portion of the subject of this Amendment is a compromise of disputed claims and neither the fact that this Amendment was entered into, nor any provision contained herein, (i) is to be construed as an admission of any liability of Tenant or Operator or their Affiliates, or (ii) may be used for any purpose in any litigation, arbitration or other dispute resolution proceeding between or among such Parties or their Affiliates; provided, however, that Tenant or Operator and their Affiliates may use and refer to this Amendment and the provisions hereof and the Release of Claims as it relates to any applicable Facility in any dispute resolution proceeding relating to the Release of Claims, this Amendment, the Exhibits and Schedules hereto or any other document to be executed and delivered in connection herewith. Tenant and Operator and their Affiliates being released by this Amendment or the Release of Claims deny any liability and, by this instrument, intend merely to avoid further litigation and obtain their peace. The Settlement memorialized in this Amendment and in the Release of Claims has been arrived at after thorough bargaining and negotiations at arm’s length and represents a final, mutually agreeable compromise.

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3. Notices. Section 16 of each Owner Agreement is hereby amended and replaced in its entirety, to read as follows:

“16. Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a ‘notice’) must be in writing and may be served personally or by U.S. Mail or as otherwise permitted in this Section 16. If served by U.S. Mail, it shall be addressed as follows:

If to a Landlord:	c/o HCP, Inc. 3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806 Attn: Legal Department Facsimile: (562) 733-5200

With a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626 Attn: David C. Meckler, Esq. Facsimile: (714) 755-8290

If to Tenant:	Solomon Holdings I – The Triangle, L.L.C. 48 Old Roswell Street Alpharetta, Georgia 30009 Attn: Al Holbrook Facsimile: (678) 566-0043

With a copy to:	Miller & Martin LLP 1170 Peachtree Street, Suite 800 Atlanta, Georgia 30309 Attn: Stanley G. Brading, Jr., Esq. Facsimile: (404) 962-6348

If to Operator:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: President Facsimile: (703) 744-1628

With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

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With a copy to:	Arent Fox LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036 Attention: Kimberly A. Wachen, Esq. Facsimile: (202) 857-6395

With a copy to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Eugene A. Pinover, Esq. Facsimile: (212) 728-9254

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the U.S. Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, any party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier’s delivery receipt. Any party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.”

4. Costs. The Parties shall pay their own transaction costs in connection with the negotiation and execution of this Amendment, including, without limitation, their own attorneys’ fees and costs.

Governing Law. With respect to each Facility and Owner Agreement, this Amendment shall be governed by and construed in accordance with the domestic laws of the State that governs such Owner Agreement without giving effect to any choice or conflict of law provision or rule, whether of any such State or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than such State.

5. Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Amendment, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

6. Severability. If any term or provision of this Amendment shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable, or unenforceable, such void, voidable, or unenforceable term or provision shall not affect any other term or provision of this Amendment.

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7. Full Force and Effect. Except as amended, modified or supplemented by this Amendment, each Owner Agreement shall remain in full force and effect in accordance with their respective terms.

8. No Third-Party Beneficiaries. The provisions of this Amendment are and will be for the benefit of the Parties hereto and their permitted successors and assigns only and are not for the benefit of any other Person; and, accordingly, no third party shall have the right to enforce the provisions of this Amendment.

9. Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

10. No Presumption. The Parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment.

11. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Amendment are incorporated herein by reference and made a part hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

LANDLORDS:	HCP MA4 CLEVELAND OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Cleveland OH, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 COLUMBIA MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Columbia MD, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 DAYTON OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dayton OH, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 DUNWOODY GA, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dunwoody GA, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S-1

LANDLORDS (CONTINUED):	HCP MA4 FLORHAM PARK NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florham Park NJ, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 GREENSBORO NC, LP, a Delaware limited partnership

	By:	HCP MA4 GP Greensboro NC, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 KANSAS CITY KS, LP, a Delaware limited partnership

	By:	HCP MA4 GP Kansas City KS, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 NORTHVILLE MI, LP, a Delaware limited partnership

	By:	HCP MA4 GP Northville MI, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S-2

LANDLORDS (CONTINUED):	HCP MA4 OMAHA NE, LP, a Delaware limited partnership

	By:	HCP MA4 GP Omaha NE, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 ROCKVILLE MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Rockville MD, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 ST. CHARLES IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP St. Charles IL, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 WEST ORANGE NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP West Orange NJ, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S-3

LANDLORDS (CONTINUED):	HCP MA4 WHEATON IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Wheaton IL, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 TAMPA FL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florida Holding, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

[Signatures continue on the following page]

S-4

TENANT:	SOLOMON HOLDINGS I – THE TRIANGLE, L.L.C., a Georgia limited liability company

By:
Name:
Title:

[Signatures continue on the following page]

S-5

OPERATOR:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

S-6

SCHEDULE 1

LIST OF FACILITIES, LANDLORDS, LEASES, OPERATING AGREEMENTS AND OWNER AGREEMENTS

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1176 Westlake – Brighton Gardens of Westlake	HCP MA4 Cleveland OH, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Cleveland OH, LP) (“HCP MA4 Cleveland”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Cleveland, as amended by that certain First Amendment to Amended and Restated Lease Agreements (the “First Amendment to Leases (MA4)”) dated January 1, 2006, between HCP MA4 Cleveland, HCP MA4 Columbia, HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange, and HCP MA4 Wheaton (collectively, “MA4 Landlord”) and Solomon Holdings I – The Triangle, LLC.	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Cleveland and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Owner Agreements (the “First Amendment to Owner Agreements (MA4)”) dated January 1, 2006, among MA4 Landlord, Solomon Holdings I – The Triangle, LLC, and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 1

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1177 Columbia – Brighton Gardens of Columbia	HCP MA4 Columbia MD, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Columbia MD, LP) (“HCP MA4 Columbia”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Columbia, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Columbia and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1178 Dayton – Brighton Gardens of Washington Township	HCP MA4 Dayton OH, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Dayton OH, LP) (“HCP MA4 Dayton”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Dayton, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Dayton and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 2

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1179 Dunwoody – Brighton Gardens of Dunwoody	HCP MA4 Dunwoody GA, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Dunwoody GA, LP) (“HCP MA4 Dunwoody”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Dunwoody, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Dunwoody and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1180 Florham Park – Brighton Gardens of Florham Park	HCP MA4 Florham Park NJ, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Florham Park NJ, LP) (“HCP MA4 Florham Park”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Florham Park, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Florham Park and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 3

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1181 Greensboro – Brighton Gardens of Greensboro	HCP MA4 Greensboro NC, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Greensboro NC, LP) (“HCP MA4 Greensboro”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Greensboro, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Greensboro and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1182 Prairie Village – Brighton Gardens of Prairie Village	HCP MA4 Kansas City KS, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Kansas City KS, LP) (“HCP MA4 Kansas City”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Kansas City, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Kansas City and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 4

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1183 Plymouth – Brighton Gardens of Northville	HCP MA4 Northville MI, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Northville MI, LP) (“HCP MA4 Northville”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Northville, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Northville and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1184 Omaha – Brighton Gardens of Omaha	HCP MA4 Omaha NE, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Omaha NE, LP) (“HCP MA4 Omaha”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Omaha, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Omaha and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 5

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1185 North Bethesda – Brighton Gardens of Tuckerman Lane	HCP MA4 Rockville MD, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Rockville MD, LP) (“HCP MA4 Rockville”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Rockville, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Rockville and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1186 St. Charles – Brighton Gardens of St. Charles	HCP MA4 St. Charles IL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 St. Charles IL, LP) (“HCP MA4 St. Charles”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 St. Charles, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004,effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 St. Charles and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 6

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1187 Tampa – Brighton Gardens of Tampa	HCP MA4 Tampa FL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Tampa FL, LP) (“HCP MA4 Tampa”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Tampa, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Tampa and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

1188 West Orange – Brighton Gardens of West Orange	HCP MA4 West Orange NJ, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 West Orange, LP) (“HCP MA4 West Orange”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 West Orange, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 West Orange and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 7

Facility	Landlord	Lease	Operating Agreement	Owner Agreement
1189 Wheaton – Brighton Gardens of Wheaton	HCP MA4 Wheaton IL, LP, a Delaware limited partnership (f/k/a CNL Retirement MA4 Wheaton IL, LP) (“HCP MA4 Wheaton”)	Amended and Restated Lease Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and HCP MA4 Wheaton, as amended by the First Amendment to Leases (MA4)	Amended and Restated Operating Agreement dated August 29, 2003, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Amended and Restated Operating Agreement dated January 1, 2006, between Solomon Holdings I – The Triangle, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated February 13, 2004, effective August 29, 2003, among Solomon Holdings I – The Triangle, LLC, HCP MA4 Wheaton and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Owner Agreements (MA4)

Schedule 1 – Page 8

SCHEDULE 2

LIST OF RELATED DOCUMENTS

1. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

2. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs, dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

3. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

4. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

5. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated October 1, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

6. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated March 7, 2008, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

7. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated August 26, 2008, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

8. Omnibus Transaction Agreement dated January 1, 2006, among Operator, Tenant, HCP MA4 Cleveland, HCP MA4 Columbia, HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange and HCP MA4 Wheaton, with respect to all of the Facilities

9. Deposit Account Agreement, dated as of August 29, 2003, among WEC 99C-1, LLC, a Delaware limited liability company, WEC 99C-2, LLC, a Delaware limited liability company, WEC 99C-3, LLC, a Delaware limited liability company, WEC 99C-4, LLC, a Delaware limited liability company, WEC 99C-5, LLC, a Delaware limited liability company, WEC 99C-6, LLC, a Delaware limited liability company, WEC 99C-7, LLC, a Delaware limited liability company, WEC 99C-8, LLC, a Delaware limited liability company, WEC 99C-9, LLC, a Delaware limited liability company, WEC 99C-10, LLC, a Delaware limited liability company, WEC 99C-11, LLC, a Delaware limited liability company, WEC 99C-12, LLC, a Delaware limited liability company, WEC 99C-13, LLC, a Delaware limited liability company, WEC 99C-14, LLC, a Delaware limited liability company, HCP MA4 Cleveland, HCP MA4 Columbia,

Schedule 2 – Page 1

HCP MA4 Dayton, HCP MA4 Dunwoody, HCP MA4 Florham Park, HCP MA4 Greensboro, HCP MA4 Kansas City, HCP MA4 Northville, HCP MA4 Omaha, HCP MA4 Rockville, HCP MA4 St. Charles, HCP MA4 Tampa, HCP MA4 West Orange and HCP MA4 Wheaton, Tenant and Operator, with respect to all of the Facilities

10. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-6 LLC, a Delaware limited liability company and HCP MA4 Columbia, with respect to Columbia-Brighton Gardens of Columbia

11. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-12 LLC, a Delaware limited liability company, and HCP MA4 Dayton, with respect to Dayton-Brighton Gardens of Washington Township

12. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-1 LLC, a Delaware limited liability company, and HCP MA4 Dunwoody, with respect to Dunwoody-Brighton Gardens of Dunwoody

13. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-9 LLC, a Delaware limited liability company, and HCP MA4 Florham Park, with respect to Florham Park-Brighton Gardens of Florham Park

14. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-8 LLC, a Delaware limited liability company, and HCP MA4 Greensboro, with respect to Greensboro-Brighton Gardens of Greensboro

15. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99-7 LLC, a Delaware limited liability company, and HCP MA4 Northville, with respect to Plymouth-Brighton Gardens of Northville

16. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-13 LLC, a Delaware limited liability company, and HCP MA4 Omaha, with respect to Omaha-Brighton Gardens of Omaha

17. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-4 LLC, a Delaware limited liability company, and HCP MA4 Kansas City, with respect to Prairie Village-Brighton Gardens of Prairie Village

18. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-5 LLC, a Delaware limited liability company, and HCP MA4 Rockville, with respect to North Bethesda-Brighton Gardens of Tuckerman Lane

Schedule 1 – Page 2

19. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-2 LLC, a Delaware limited liability company, and HCP MA4 St. Charles, with respect to St. Charles-Brighton Gardens of St. Charles

20. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-14 LLC, a Delaware limited liability company, and HCP MA4 Tampa, with respect to Tampa-Brighton Gardens of Tampa

21. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-10 LLC, a Delaware limited liability company, and HCP MA4 West Orange, with respect to West Orange-Brighton Gardens of West Orange

22. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-11 LLC, a Delaware limited liability company, and HCP MA4 Cleveland, with respect to Westlake-Brighton Gardens of Westlake.

23. Subordination, Non-Disturbance and Attornment Agreement dated August 20, 2003, effective August 29, 2003, among Tenant, WEC 99C-3 LLC, a Delaware limited liability company, and HCP MA4 Wheaton, with respect to Wheaton-Brighton Gardens of Wheaton.

24. Amended and Restated Pooling Agreement dated August 29, 2003, between Tenant and Operator, as both operator and portfolio manager, as amended by that First Amendment to Amended and Restated Pooling Agreement, dated January 1, 2006, with respect to all of the Facilities

25. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Dayton and Tenant, with respect to Dayton-Brighton Gardens of Washington Township

26. Short Form of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Dunwoody and Tenant, with respect to Dunwoody-Brighton Gardens of Dunwoody

27. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Florham Park and Tenant, with respect to Florham Park-Brighton Gardens of Florham Park

28. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Greensboro and Tenant, with respect to Greensboro-Brighton Gardens of Greensboro

29. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Northville and Tenant, with respect to Plymouth-Brighton Gardens of Northville

30. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Omaha and Tenant, with respect to Omaha-Brighton Gardens of Omaha

Schedule 1 – Page 3

31. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Kansas City and Tenant, with respect to Prairie Village-Brighton Gardens of Prairie Village

32. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 St. Charles and Tenant, with respect to St. Charles-Brighton Gardens of St. Charles

33. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Tampa and Tenant, with respect to Tampa-Brighton Gardens of Tampa

34. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 West Orange and Tenant, with respect to West Orange-Brighton Gardens of West Orange

35. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Cleveland and Tenant, with respect to Westlake-Brighton Gardens of Westlake

36. Memorandum of Amended and Restated Lease dated August 29, 2003, among HCP MA4 Wheaton and Tenant, with respect to Wheaton-Brighton Gardens of Wheaton

37. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002 LLC, a Delaware limited liability company (“Marriott Acquisition 2002”), the other Marriott parties identified on the signature page thereto, and Senior Care Associates LLC, an Indiana limited liability company (“Senior Care”), with respect to Columbia-Brighton Gardens of Columbia

38. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Dayton-Brighton Gardens of Washington Township

39. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Dunwoody-Brighton Gardens of Dunwoody

40. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Florham Park-Brighton Gardens of Florham Park

41. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Greensboro-Brighton Gardens of Greensboro

42. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Prairie Village-Brighton Gardens of Prairie Village

Schedule 1 – Page 4

43. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Plymouth-Brighton Gardens of Northville

44. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Omaha-Brighton Gardens of Omaha

45. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to North Bethesda-Brighton Gardens of Tuckerman Lane

46. Transition Period Sublease dated April 28, 2000, between Senior Care and Sunrise Senior Living Services, Inc., with respect to Tampa-Brighton Gardens of Tampa

47. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to West Orange-Brighton Gardens of West Orange

48. Transition Period Sublease dated June 26, 2003, between Marriott Acquisition 2002, the other Marriott parties identified on the signature page thereto and Senior Care, with respect to Westlake-Brighton Gardens of Westlake

49. Guaranty Agreement dated August 29, 2003, by Ocean Acquisition 1, Inc., as successor-by-merger to CNL Retirement Properties, Inc., for the benefit of Tenant and Operator, with respect to all of the Facilities

Schedule 1 – Page 5

EXHIBIT A-3

Form of Owner Agreement Amendment for the Summit Portfolio

[See Attached.]

Exhibit A-3 – Page 1

MASTER AMENDMENT TO OWNER AGREEMENTS

THIS MASTER AMENDMENT TO OWNER AGREEMENTS (this “Amendment”) is dated as of this      day of                     , 2010 (the “Effective Date”), by and among HCP ST1 COLORADO, LP, a Delaware limited partnership (f/k/a CNL RETIREMENT ST1 COLORADO, LP, a Delaware limited partnership) (“Landlord”), each of those Persons identified as an “Owner” on Schedule 1 attached hereto and incorporated herein by this reference (each, an “Owner,” and collectively, the “Owners”), and SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation (“Operator”). Each of Landlord, Owners and Operator may also sometimes be referred to herein collectively, as the “Parties,” and individually, as a “Party.”

RECITALS

A. Landlord is an Affiliate of HCP, Inc., a Maryland corporation (“HCP”), and Operator is an Affiliate of Sunrise Senior Living, Inc., a Delaware corporation (“Sunrise”). Landlord and HCP may also sometimes be referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party.” Operator and Sunrise may sometimes be referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.”

B. Landlord owns each of the assisted living, skilled nursing and/or independent living facilities listed on Schedule 1 (each, a “Facility,” and collectively, the “Facilities”).

C. Each Facility has been leased by Landlord to the applicable Owner listed opposite such Facility on Schedule 1, pursuant to those certain leases listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, a “Lease,” and collectively, the “Leases”). Landlord, on the one hand, and Owners, on the other hand, are concurrently herewith entering into that certain Termination and Transition Cooperation Agreement dated of even date with the Effective Date (the “Termination and Transition Agreement”), pursuant to which Landlord and each Owner are acknowledging and agreeing upon certain matters, as more particularly set forth therein and, in each case, effective as of the Effective Date.

D. Each Owner has engaged Operator to manage each Facility pursuant to those certain operating agreements listed on Schedule 1 (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, an “Operating Agreement,” and collectively, the “Operating Agreements”).

E. In connection with the Lease and Operating Agreement for each Facility, Landlord, the applicable Owner and Operator entered into that certain owner agreement listed on Schedule 1 with respect to such Facility (as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each, an “Owner Agreement,” and collectively, the “Owner Agreements”), setting forth certain respective rights and obligations of Landlord, such Owner and Operator with respect to the ownership and operation of such Facility. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the applicable Owner Agreement or as incorporated or cross-referenced in this Amendment or in the Owner Agreements to defined terms in other documents.

F. In connection with the Lease and Operating Agreement for each Facility, Landlord, Owners and/or Operator entered into those certain various other documents and agreements, including (as applicable) pooling agreements, letter agreements and other ancillary agreements specifically listed on Schedule 2 attached hereto and incorporated herein by this reference (with respect to each Facility, and as the same may have been or may hereafter be amended, modified, supplemented or restated from time to time, each a “Related Document,” and collectively, the “Related Documents”). With respect to each Facility, the applicable Lease(s), Operating Agreement(s) and Related Documents for such Facility shall be referred to herein, collectively, as the “Facility Documents.” Any of the Facility Documents relating to a Facility to which any of the Sunrise Parties and/or their Affiliates are a party or as to which any of them is a third party beneficiary of any provisions thereof, whether expressly designated as such or otherwise, are referred to herein, collectively, as the “Sunrise-Related Facility Documents”.

G. Concurrently with the Effective Date, the HCP Parties and certain Affiliates of the HCP Parties, on the one hand, and the Sunrise Parties and certain Affiliates of the Sunrise Parties, on the other hand, are entering into that certain Settlement and Restructuring Agreement dated of even date with the Effective Date and certain other documents (collectively, the “Settlement Documents”), pursuant to which the HCP Parties and such of their Affiliates, and the Sunrise Parties and such of their Affiliates, are on and as of the Effective Date (i) settling their existing disputes relating to the Facilities and certain other facilities that are owned by the HCP Parties or such Affiliates of the HCP Parties, leased to third parties or an Affiliate of the Sunrise Parties, and operated or managed by Operator or such of its Affiliates, and (ii) agreeing upon certain additional matters, on the terms and conditions more particularly set forth therein.

H. Concurrently with the Effective Date, the HCP Parties and certain of their Affiliates, on the one hand, and the Sunrise Parties and certain of their Affiliates, on the other hand, are entering into that certain Security Agreement (the “Security Agreement”), pursuant to which each HCP Party and such of their Affiliates and each Sunrise Party and such of their Affiliates are acknowledging and agreeing to certain matters, as more particularly set forth therein and, in each case, effective as of the Effective Date, including, without limitation, the granting of a security interest in, among other things, the Sunrise-Related Facility Documents with respect to all of the Facilities (the “Security Interest”).

I. In connection with the transactions contemplated by the Settlement Documents, the Termination and Transition Agreement and the Security Agreement, Landlord, each Owner and Operator desire to amend their respective Owner Agreement for each Facility and to agree upon certain additional matters, on the terms and conditions set forth herein, and in each case, effective as of the Effective Date.

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AMENDMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows, effective as of the Effective Date:

1. Reports; Accounting Information. Notwithstanding anything to the contrary in any of the Owner Agreements, and in addition to any existing obligations of Operator to provide certain reports and accounting information pursuant to the terms of the Owner Agreements and Operating Agreements, from and after the date that is thirty (30) days after the Effective Date, the Operator covenants and agrees to comply with the following requirements relating to all accounting and financial records with respect to each Facility:

Enhanced Reporting Requirements. The Sunrise Parties shall prepare and submit to the HCP Parties the monthly, quarterly and annual financial reports in accordance with the requirements (including timing requirements) of Exhibit A attached hereto and, in each case, in accordance with GAAP, to the extent provided on Exhibit A. To the extent that the Sunrise Parties’ reports do not satisfy the requirements of Exhibit A, the HCP Parties shall have the right, in their sole and absolute discretion, to prepare such reports after the HCP Parties have provided the Sunrise Parties with written notice of the Sunrise Parties’ failure to satisfy the requirements and the HCP Parties’ intention of preparing such reports itself and the Sunrise Parties shall reimburse the HCP Parties from the Sunrise Parties’ own funds and not as an expense or cost of any such Facility for any reasonable out-of-pocket expense incurred by the HCP Parties in preparing such reports. If the HCP Parties exercise their rights to prepare the required reports, then the Sunrise Parties shall take such actions as the HCP Parties may reasonably request to facilitate the preparation of such reports, including providing space, equipment, and information to the HCP Parties’ personnel or designees who actually prepare such reports. The records that this Section 1(a) requires the Sunrise Parties to maintain shall also be kept and maintained in material compliance with any legal requirements applicable to the Sunrise Parties or the Facilities and shall compare monthly and year to date results to the extent Exhibit A so states. The books and records for each Facility shall also be kept in a manner to allow the HCP Parties to have the ability to prepare its financial statements in accordance with GAAP.

Additional Requirements. If any financial reports or other information about the Sunrise Parties or the Facilities is/are required by applicable legal requirements to be included in any public disclosure documents or other filings of the HCP Parties or their Affiliates (or their successors or assigns), in order for such Person to comply with its respective reporting and certification obligations as a public company and/or real estate investment trust, the Sunrise Parties shall cooperate with such Person(s) and take all steps reasonably necessary and within the control of the Sunrise Parties to support such Persons’ compliance with such reporting and certification obligations, including, without limitation, implementing customary reporting requirements, procedures, systems and arrangements that will enable any such Person to comply with its reporting and certification obligations under all governing legal requirements, provided that the Sunrise Parties shall receive reasonable additional compensation from the HCP Parties for any additional reports or different reporting formats required in connection therewith and such compensation shall be agreed to reasonably and in good faith by the Sunrise Parties and the HCP Parties, in advance.

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2. Representations. As of the Effective Date, each Party hereto hereby represents and warrants to each other Party hereto that the representations and warranties contained in this Section 2 are true and correct as of the Effective Date:

(a) Such Party is duly organized, validly existing and in good standing under the laws of the state of its organization. Such Party has all requisite power and authority under the laws of the state of its formation, the laws of each of those States in which any Facility owned, leased or operated by such Party is located and its articles of incorporation, by-laws, or other charter documents to enter into and perform its obligations under this Amendment and to consummate the transactions contemplated hereby. Such Party is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Party.

(b) Such Party has taken all necessary action to authorize and has obtained all consents necessary for its execution, delivery and performance of this Amendment, and upon the Effective Date, each Owner Agreement, as hereby amended, to which such Party is a party shall constitute the valid and binding obligation and agreement of such Party, enforceable against such Party in accordance with its terms, as hereby amended, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

(c) There are no actions, proceedings or investigations, including tax audits, pending against or affecting such Party, seeking to enjoin, challenge or collect damages in connection with the execution of this Amendment or the consummation of the transactions contemplated hereby or which could reasonably be expected to materially and adversely affect the financial condition or operations of such Party (except as disclosed in such Party’s public filings) or the ability of such Party to carry out the execution of this Amendment or the consummation of the transactions contemplated hereby.

(d) Such Party will not be rendered insolvent as a result of the execution of this Amendment or the consummation of the transactions contemplated hereby. For purposes hereof, the term “solvency” means, with respect to each Party, that: (A) the fair salable value of such Party’s tangible assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, and disputed or undisputed); (B) such Party is able to pay its debts or obligations in the ordinary course as they mature; and (C) such Party has capital sufficient to carry on its businesses.

3. Settlement of Disputes Between Operator and Owners. In connection with each Owner’s and Operator’s execution and delivery of this Amendment, such Parties also desire to settle any outstanding disputes between or among them relating to the Facilities and the applicable Facility Documents (the “Settlement”). Accordingly, each Owner and Operator hereby agree between and among themselves as follows:

Mutual Release of Claims. Concurrently with the execution of this Amendment by each Owner and Operator, each Owner and Operator shall execute and deliver, and Operator shall cause Sunrise to execute and deliver, the Mutual Limited Release of Claims in the form attached hereto as Exhibit B (the “Release of Claims”).

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No Admission of Liability. The Settlement which is a portion of the subject of this Amendment is a compromise of disputed claims and neither the fact that this Amendment was entered into, nor any provision contained herein, (i) is to be construed as an admission of any liability of any Owner or Operator or their Affiliates, or (ii) may be used for any purpose in any litigation, arbitration or other dispute resolution proceeding between or among such Parties or their Affiliates; provided, however, that any Owner or Operator and their Affiliates may use and refer to this Amendment and the provisions hereof and the Release of Claims as it relates to any applicable Facility in any dispute resolution proceeding relating to the Release of Claims, this Amendment, the Exhibits and Schedules hereto or any other document to be executed and delivered in connection herewith. Each Owner and Operator and their Affiliates being released by this Amendment or the Release of Claims deny any liability and, by this instrument, intend merely to avoid further litigation and obtain their peace. The Settlement memorialized in this Amendment and in the Release of Claims has been arrived at after thorough bargaining and negotiations at arm’s length and represents a final, mutually agreeable compromise.

4. Consent to Grant of Security Interest. Notwithstanding any prohibitions against transfer, assignment or encumbrance of the Operator’s interest in any Sunrise-Related Facility Document, as set forth in such Sunrise-Related Facility Documents, Landlord and each Owner hereby consents to the granting of the Security Interest.

5. Notices. Section 16 of each Owner Agreement is hereby amended and replaced in its entirety, to read as follows:

“16. Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a ‘notice’) must be in writing and may be served personally or by U.S. Mail or as otherwise permitted in this Section 16. If served by U.S. Mail, it shall be addressed as follows:

If to a Landlord:	c/o HCP, Inc. 3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806 Attn: Legal Department Facsimile: (562) 733-5200

With a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626 Attn: David C. Meckler, Esq. Facsimile: (714) 755-8290

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If to Owner:	Summit Companies, Incorporated 9085 E Mineral Circle, Suite 240 Centennial, Colorado 80112 Attn: Dennis Schavietello Facsimile: (303) 759-8909

With a copy to:	Moye White LLP 1400 16th Street, 6th Floor Denver, Colorado 80202 Attn: Jim Cage Facsimile: (303) 292-4510

If to Operator:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: President Facsimile: (703) 744-1628

With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

With a copy to:	Arent Fox LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036 Attention: Kimberly A. Wachen, Esq. Facsimile: (202) 857-6395

With a copy to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Eugene A. Pinover, Esq. Facsimile: (212) 728-9254

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the U.S. Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, any party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier’s delivery receipt. Any party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.”

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6. Costs. The Parties shall pay their own transaction costs in connection with the negotiation and execution of this Amendment, including, without limitation, their own attorneys’ fees and costs.

Governing Law. With respect to each Facility and Owner Agreement, this Amendment shall be governed by and construed in accordance with the domestic laws of the State that governs such Owner Agreement without giving effect to any choice or conflict of law provision or rule, whether of any such State or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than such State.

7. Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Amendment, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

8. Severability. If any term or provision of this Amendment shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable, or unenforceable, such void, voidable, or unenforceable term or provision shall not affect any other term or provision of this Amendment.

9. Full Force and Effect. Except as amended, modified or supplemented by this Amendment, each Owner Agreement shall remain in full force and effect in accordance with their respective terms.

10. No Third-Party Beneficiaries. The provisions of this Amendment are and will be for the benefit of the Parties hereto and their permitted successors and assigns only and are not for the benefit of any other Person; and, accordingly, no third party shall have the right to enforce the provisions of this Amendment.

11. Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

12. No Presumption. The Parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment.

13. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Amendment are incorporated herein by reference and made a part hereof.

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[Signature pages follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

LANDLORD:	HCP ST1 COLORADO, LP, a Delaware limited partnership

	By:	HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

[Signatures continue on the following page]

S-1

OWNERS:	SENIOR LIVING OF COLORADO SPRINGS, LLC, a Colorado limited liability company

SENIOR LIVING OF LAKEWOOD, LLC, a Colorado limited liability company

	BY:	Summit Companies Incorporated, a Colorado corporation, Manager

By:
Name:
Title:

SENIOR LIVING OF DENVER, LLC, a Colorado limited liability company

	BY:	Western Retirement Care, LLC, a Colorado limited liability company, Manager

By:
Name:
Title:

[Signatures continue on the following page]

S-2

OPERATOR:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

S-3

SCHEDULE 1

LIST OF FACILITIES, OWNERS, LEASES, OPERATING AGREEMENTS AND OWNER AGREEMENTS

Facility	Owner	Lease	Operating Agreement	Owner Agreement
1232 Colorado Springs – Brighton Gardens of Colorado Springs	Senior Living of Colorado Springs, LLC, a Colorado limited liability company (“Senior Living of Colorado Springs, LLC”)	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Colorado Springs, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc.

1233 Denver – Brighton Gardens of Denver	Senior Living of Denver, LLC, a Colorado limited liability company (“Senior Living of Denver, LLC”)	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Denver, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc.

1234 Lakewood – Brighton Gardens of Lakewood	Senior Living of Lakewood, LLC, a Colorado limited liability company (“Senior Living of Lakewood, LLC”)	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Lakewood, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc.	Amended and Restated Owner Agreement dated January 20, 2004, effective March 27, 2003, among HCP ST1 Colorado, Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc.

Schedule 1 – Page 1

SCHEDULE 2

LIST OF RELATED DOCUMENTS

1. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

2. Letter Agreement Regarding Deadline for Notice of Exercise of Rights Relating to Insurance Programs, dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

3. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated May 4, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

4. Letter Agreement Regarding Deadline for Commencement and/or Notice of Exercise of Audit Rights dated August 2, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

5. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated October 1, 2007, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

6. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated March 7, 2008, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

7. Letter Agreement Regarding Deadlines for Commencement and/or Notice of Exercise of Audit Rights dated August 26, 2008, from HCP to Sunrise Senior Living Management, Inc., with respect to all of the Facilities

8. Pooling Agreement dated March 27, 2003, among Operator, Tenants and Landlord, with respect to all of the Facilities

9. Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Operator, with respect to Colorado Springs-Brighton Gardens of Colorado Springs

10. Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Operator, with respect to Denver-Brighton Gardens of Denver

11. Memorandum of Operating Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Operator, with respect to Lakewood-Brighton Gardens of Lakewood

Schedule 2 – Page 1

12. Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Landlord, with respect to Colorado Springs-Brighton Gardens of Colorado Springs

13. Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Landlord, with respect to Denver-Brighton Gardens of Denver

14. Memorandum of Lease Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Landlord, with respect to Lakewood-Brighton Gardens of Lakewood

Schedule 2 – Page 2

EXHIBIT B

Form of Mutual Release of Claims

[See Attached.]

Exhibit B – Page 1

MUTUAL RELEASE OF CLAIMS

(Settlement and Restructuring Agreement)

THIS MUTUAL RELEASE OF CLAIMS (this “Release”) is dated and shall be effective as of this      day of                     , 2010 (the “Effective Date”), by and among HCP, INC., a Maryland corporation (“HCP”), each of those Persons identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Landlord,” and collectively, the “Landlords”) and each of those Persons identified as a “Direct Lease Landlord” on Schedule 2 attached hereto and incorporated herein by this reference (each, a “Direct Lease Landlord,” and collectively, the “Direct Lease Landlords”), on the one hand, and SUNRISE SENIOR LIVING, INC., a Delaware corporation (“Sunrise”), SUNRISE CONTINUING CARE, LLC, a Delaware limited liability company (f/k/a Marriott Continuing Care, Inc., a Delaware corporation) (“SCC”) and each of those Persons identified on Schedule 1 as an “Operator” (each, an “Operator,” and collectively, the “Operators”), on the other hand. Landlords, Direct Lease Landlords and HCP are referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party,” and Operators, SCC and Sunrise are referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.” Each of the HCP Parties and the Sunrise Parties is referred to individually as a “Party,” and all of them are referred to collectively as the “Parties.”

RECITALS

A. Reference is made to that certain Settlement and Restructuring Agreement of even date herewith among certain of the HCP Parties and certain of the Sunrise Parties (the “Settlement Agreement”). All capitalized terms used herein and not otherwise defined, shall have the same meaning as in the Settlement Agreement.

B. Each of the Landlords and Direct Lease Landlords is an Affiliate of HCP, and SCC and each Operator is an Affiliate of Sunrise.

C. Certain disputes have arisen between or among certain of the HCP Parties and the Tenants, on the one hand, and certain of the Sunrise Parties, on the other hand, relating to the Facilities and between the Direct Lease Landlords, on the one hand, and SCC, on the other hand, relating to the Direct Leased Facilities which, in each case, are the subject of the Litigation.

D. Pursuant to the Settlement Agreement, the HCP Parties and the Sunrise Parties have agreed to settle and resolve their existing disputes (including, without limitation, those which are the subject of the Litigation) relating to the Facilities and the Facility Documents and the Direct Leased Facilities and the Direct Leases and are executing and delivering this Release, which is intended to be a Mutual Release of Claims that is referred to in Section 4(a) of the Settlement Agreement with respect to the Facilities and the Direct Leased Facilities.

AGREEMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the HCP Parties and the Sunrise Parties, the Parties agree as follows:

1. Release by HCP Parties. Subject to the provisions of Paragraphs 3 and 4 below, each of the HCP Parties, on behalf of itself and each of its respective parents,

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subsidiaries, affiliates, divisions and departments, their predecessors, successors, assignees, nominees, and their past and present officers, directors, shareholders, members, managers, partners, agents, employees, attorneys, accountants, representatives and insurers, and the predecessors, successors, assigns, nominees, heirs, devisees, legatees, executors and administrators of each of the foregoing (each individually, a “HCP Releasor” and collectively, the “HCP Releasors”), hereby absolutely and unconditionally releases, waives, forever discharges and covenants not to sue any of the Sunrise Parties, and any of the Sunrise Parties’ parents, subsidiaries, affiliates, divisions and departments, their predecessors, successors, assignees, nominees, and their past and present officers, directors, shareholders, members, managers, partners, agents, employees, attorneys, accountants, representatives and insurers, and the predecessors, successors, assigns, nominees, heirs, devisees, legatees, executors and administrators of each of the foregoing (each individually, a “Sunrise Releasee” and collectively, the “Sunrise Releasees”), from and with respect to any and all manner of obligations, liabilities, actions, causes of action, proceedings, claims, demands, suits, liens, charges, debts, costs, expenses, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, accounts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, and attorneys’ fees or other fees or expenses of any description, whether arising in law or equity, whether in tort, contract or otherwise, whether direct or derivative, whether arising under federal, state, local, foreign or common law, whether known or unknown, accrued or unaccrued, asserted or unasserted, liquidated or unliquidated, certain or contingent, or of any other kind or description whatsoever (collectively, “Claims”), which the HCP Releasors or any of them ever had, now have, or hereafter can, shall, or may have (collectively, “HCP Claims”), by reason of or concerning any act, omission, event or

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circumstance occurring or arising prior to the Effective Date, including, without limitation, (i) any and all matters which are the subject of the Litigation, and (ii) any and all other acts or omissions, breaches or defaults of any Sunrise Party under or with respect to the Facilities and the Facility Documents or the Direct Leased Facilities or Direct Leases.

2. Release by Sunrise Parties. Subject to the provisions of Paragraphs 3 and 4 below, each of the Sunrise Parties, on behalf of itself and each of its respective parents, subsidiaries, affiliates, divisions and departments, their predecessors, successors, assignees, nominees, and their past and present officers, directors, shareholders, members, managers, partners, agents, employees, attorneys, accountants, representatives and insurers, and the predecessors, successors, assigns, nominees, heirs, devisees, legatees, executors and administrators of each of the foregoing (each individually, a “Sunrise Releasor” and collectively, the “Sunrise Releasors”), hereby absolutely and unconditionally releases, waives, forever discharges and covenants not to sue any of the HCP Parties, and any of the HCP Parties’ parents, subsidiaries, affiliates, divisions and departments, their predecessors, successors, assignees, nominees, and their past and present officers, directors, shareholders, members, managers, partners, agents, employees, attorneys, accountants, representatives and insurers, and the predecessors, successors, assigns, nominees, heirs, devisees, legatees, executors and administrators of each of the foregoing (each individually, a “HCP Releasee” and collectively, the “HCP Releasees”), from and with respect to any and all manner of Claims which the Sunrise Releasors or any of them ever had, now have, or hereafter can, shall, or may have (collectively, “Sunrise Claims”), by reason of or concerning any act, omission, event or circumstance occurring or arising prior to the Effective Date, including, without limitation, (i) any and all matters which are the subject of the Litigation, and (ii) any and all other acts or omissions, breaches or defaults of any HCP Party under or with respect to the Facilities and the Facility Documents or the Direct Leased Facilities or Direct Leases.

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3. Excluded Claims. Notwithstanding any provision to the contrary contained in this Release, but subject, in the case of subparts (a), (b) & (c) of this Paragraph 3, to Paragraph 4 hereof, the Parties expressly reserve, and do not waive, relinquish or release: (a) any claims, rights or interests of the respective Parties arising from a breach of the Settlement Agreement (which term, as used in this Paragraph 3, shall include the Exhibits and Schedules thereto and any other document executed and delivered in connection therewith); (b) any claims, rights or interests of the respective Parties arising from acts, omissions, events or circumstances with respect to the Facilities or Facility Documents or the Direct Leased Facilities or Direct Leases occurring after the Effective Date; (c) subject to any express waivers or releases by, or other express limitations imposed upon, the applicable Sunrise Parties in the Settlement Agreement to the contrary, any payments, reimbursements, distributions or other adjustments or apportionments which have accrued under the Facility Documents between January 1, 2010 and the Effective Date and that are payable after the Effective Date in accordance with the terms of the Facility Documents, provided that any amounts alleged to be due in or as result of the Litigation (including attorneys’ fees and costs) as a consequence of an alleged breach or default by the other Parties are hereby released; and/or (d) any claims or rights to indemnification or contribution with respect to claims by third parties for which a Party is entitled to seek or recover pursuant to (and subject to) the terms of the Facility Documents or Direct Leases, regardless of whether the acts, omissions, events or circumstances giving rise to any such third party claim first arose or occurred prior to the Effective Date; and such indemnification and/or contribution obligations shall remain in full force and effect,

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subject to the terms and limitations pertaining to such indemnification or contribution obligations as may be set forth in the applicable Facility Documents and Direct Leases, as applicable.

4. Prior Course of Dealing. The HCP Parties acknowledge and agree that, from and after the Effective Date, any action, omission and/or performance by the Sunrise Parties as operator or manager under the applicable Facility Documents that is in all material respects in accordance with any prior practice of the Sunrise Parties that was either (i) alleged by the HCP Parties in the Litigation to be a breach or default or potential breach or default under the Facility Documents or (ii) known to the HCP Parties on or before the Effective Date, shall be deemed not to be a breach or default of any obligation of the Sunrise Parties; provided, however, that the foregoing shall in no event be deemed or construed to relieve the Sunrise Parties from any of their respective obligations under the Facility Documents to comply in all material respects with (x) all applicable laws, statutes and regulations relating to the operation of the Facilities, and (y) all contractual obligations owing to governmental or private payors, vendors or other third parties providing goods or services to the Facilities or performing work at the Facilities and any residents under the residency agreements.

5. Representations. The HCP Parties, on the one hand, and the Sunrise Parties, on the other hand, each jointly and severally represent and warrant to the other Parties and their respective HCP Releasees and Sunrise Releasees, as the case may be, as follows:

(a) As to the HCP Parties: The HCP Parties are the sole owners of and have not heretofore assigned, transferred, hypothecated or pledged or purported to assign, transfer, hypothecate or pledge any of the HCP Claims released herein or any financial interest in such HCP Claims to anyone who is not an HCP Releasor.

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(b) As to the Sunrise Parties: The Sunrise Parties are the sole owners of and have not heretofore assigned, transferred, hypothecated or pledged or purported to assign, transfer, hypothecate or pledge any of the Sunrise Claims released herein or any financial interest in such Sunrise Claims to anyone who is not a Sunrise Releasor.

6. Specific Waivers with Respect to Any Unknown Claims in California.

Each of the Parties has read Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

To the extent applicable in this Release, each of the Parties understands that such Section 1542 gives it the right not to release existing claims of which it is presently unaware, unless it voluntarily chooses to waive this right. Having been so apprised, each of the Parties nevertheless hereby voluntarily elects to, and does, waive the rights described in such Section 1542, and elects to assume all risks for claims that now exist in its favor, known or unknown, from the subject of this Release.

7. General Waivers with Respect to Any Unknown Claims. The HCP Releasors and the Sunrise Releasors, each for themselves and their successors and all other Persons acting on their behalf or claiming under any of them, waive any rights and benefits

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conferred by any applicable provision of law existing under any federal, state or political subdivision thereof that would invalidate all or any portion of this release because this release may extend to claims that the HCP Releasors and the Sunrise Releasors, as applicable, do not know or suspect to exist in their favor at the time of execution of this release.

8. Confidentiality. The fact and terms of this Release shall be maintained in confidence by the Parties subject and pursuant to the terms and conditions of the Settlement Agreement.

9. Other Provisions.

(a) This Release, together with the Settlement Agreement and the other documents and instruments executed and delivered in connection therewith, contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior understandings or agreements between the Parties concerning the subject matter hereof. No oral agreements, understandings, or promises are incorporated into this Release. Without limiting the foregoing, except to the extent any provision of this Release is expressly made subject to the terms of the Settlement Agreement, in the event of any ambiguity, inconsistency or conflict between the provisions of this Release and the Settlement Agreement or any documents executed and delivered in connection therewith, the provisions of this Release shall govern in all respects.

(b) This Release may only be modified or amended in writing. This Release may be executed in separate counterparts and shall have the same effect as if the Parties had executed it as a single document. This Release may be executed by facsimile or electronic signature. Each facsimile or electronic signature when delivered by facsimile or electronic transmission shall be deemed an original.

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(c) Each Person signing this Release hereby represents and warrants that he or she is duly authorized to execute and deliver this Release on behalf of the respective Party. Each Party executing this Release represents and warrants that it has received all requisite corporate, limited liability company, partnership or other appropriate entity approvals to enter into this Release, including, if necessary, approval by its respective Board of Directors, members or partners.

(d) This Release shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Each of the HCP Releasees and Sunrise Releasees is an intended beneficiary of this Release and is and shall be expressly entitled to enforce this Release insofar as it operates in his, her, or its favor, including by injunctive or other equitable relief or other means as appropriate.

(e) This Release, and the releases and other provisions contained herein, shall be subject to, governed by, and construed, interpreted and enforced in accordance with, the substantive laws of the State of New York, without regard to conflict of laws principles.

(f) Each Party will bear its own costs, attorneys’ fees and expenses associated with the Litigation and in all other respects pertaining to the preparation of and entry into this Release. However, in the event a dispute arises between the Parties relating to this Release, subsequent to the Effective Date, which results in litigation, the prevailing Party in such litigation shall be entitled to recover its reasonable costs, attorneys’ fees and expenses incurred in connection with such dispute and litigation.

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(g) If any provision or term of this Release is held to be illegal, invalid, or unenforceable, such provision or term shall be fully severable; this Release shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised part of this Release; and the remaining provisions of this Release shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Release. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision or term there shall be added by the Parties as a part of this Release another provision or term as similar to the illegal, invalid, or unenforceable provision as may be possible and that is legal, valid, and enforceable.

(h) Notwithstanding any applicable federal or state law, this Release may be introduced into evidence to establish and enforce the settlement reached by the Parties.

(i) In interpreting the terms of this Release, the Parties to the Release shall be treated as having an equal part in drafting this Release after meaningful negotiations and a full opportunity to consult with counsel.

(j) The failure of any Party hereto to object or to take affirmative action with respect to any conduct of the other which is a breach of any term of this Release shall not be construed as a waiver of any preceding or succeeding breach or wrongful conduct.

(k) Written notice or consents pursuant to this Release shall be sent to the respective Parties in accordance with the notice provision set forth in Section 13(a) of the Settlement Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Release to be executed as of the Effective Date.

HCP:	HCP, INC., a Maryland corporation

By:
Name:
Title:

LANDLORDS:	HCP CH1 SADDLE RIVER, LLC, a Delaware limited liability company

HCP SUN1 BEVERLY HILLS CA, LLC, a Delaware limited liability company

HCP SUN1 CRESSKILL NJ, LLC, a Delaware limited liability company

HCP SUN1 EDMONDS WA, LLC, a Delaware limited liability company

HCP SUN1 LILBURN GA, LLC, a Delaware limited liability company

HCP SUN1 MADISON NJ, LLC, a Delaware limited liability company

HCP SUN2 DES PERES MO, LLC, a Delaware limited liability company

HCP SUN2 RICHMOND HEIGHTS MO, LLC, a Delaware limited liability company

HCP SUN2 WILMETTE IL, LLC, a Delaware limited liability company

	By:	HCP Partners, LP, a Delaware limited partnership, their sole and managing member

		By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP CAMARILLO CA, LP, a Delaware limited partnership

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

	By:	HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

	By:	HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP PARTNERS, LP, a Delaware limited partnership

	By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

	By:	HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP MA4 CLEVELAND OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Cleveland OH, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP MA4 COLUMBIA MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Columbia MD, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 DAYTON OH, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dayton OH, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 DUNWOODY GA, LP, a Delaware limited partnership

	By:	HCP MA4 GP Dunwoody GA, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 FLORHAM PARK NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florham Park NJ, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP MA4 GREENSBORO NC, LP, a Delaware limited partnership

	By:	HCP MA4 GP Greensboro NC, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 KANSAS CITY KS, LP, a Delaware limited partnership

	By:	HCP MA4 GP Kansas City KS, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 NORTHVILLE MI, LP, a Delaware limited partnership

	By:	HCP MA4 GP Northville MI, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 OMAHA NE, LP, a Delaware limited partnership

	By:	HCP MA4 GP Omaha NE, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP MA4 ROCKVILLE MD, LP, a Delaware limited partnership

	By:	HCP MA4 GP Rockville MD, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 ST. CHARLES IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP St. Charles IL, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 WEST ORANGE NJ, LP, a Delaware limited partnership

	By:	HCP MA4 GP West Orange NJ, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP MA4 WHEATON IL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Wheaton IL, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

LANDLORDS (CONTINUED):	HCP MA4 TAMPA FL, LP, a Delaware limited partnership

	By:	HCP MA4 GP Florida Holding, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP ST1 COLORADO, LP, a Delaware limited partnership

	By:	HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

HCP SUN1, LP, a Delaware limited partnership

	By:	HCP Sun1 GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

DIRECT LEASE LANDLORDS:	HCP MA3 PENNSYLVANIA, LP, A Delaware limited partnership

HCP MA3 VIRGINIA, LP, A Delaware limited partnership

	By:	HCP MA3 GP Holding, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

SUNRISE:	SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:
Name:
Title:

OPERATORS:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

By:
Name:
Title:

SCC:	SUNRISE CONTINUING CARE, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT C

Form of Security Agreement

[See Attached.]

Exhibit C – Page 1

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), is entered into as of [                    ] [    ], 2010, by and among SUNRISE SENIOR LIVING, INC., a Delaware corporation, and each of those Persons (as hereinafter defined) identified as a “Grantor” on Schedule 1 (each, a “Grantor,” and collectively, the “Grantors”), HCP, INC., a Maryland corporation (“HCP”), and each of those Persons identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each together with HCP, a “Landlord,” and collectively, the “Landlords”), and HCP, as agent for the Landlords (together with its successors in such capacity, the “Collateral Agent”).

RECITALS

A. Pursuant to the terms of that certain Settlement and Restructuring Agreement dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Restructuring Agreement”), by and among the Grantors, HCP and the Landlords, the Grantors, and that certain Subordination and Termination Agreement dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), by and among the Grantors, HCP and certain of the Landlords, the Landlords have agreed to restructure certain rights related to the respective Grantors’ management of the Facilities. Initially capitalized terms used herein and not defined shall have the meanings assigned such terms in the Restructuring Agreement.

B. Each Grantor will derive substantial direct and indirect benefits pursuant to the Restructuring Agreement, including the payments made to the Grantors under the Restructuring Agreement.

C. It is a condition precedent to the obligations of the Landlords entering into and performing their obligations under the Restructuring Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and to induce the Landlords to enter into the Restructuring Agreement, each Grantor hereby agrees with the Collateral Agent and the Landlords as follows:

1. Definitions. The following terms shall have the following meanings:

“Adverse Consequences” means all damages (expressly excluding, however, any consequential or punitive damages, except to the extent of any such consequential or punitive damages with respect to which a Party is entitled to indemnification under the Restructuring Agreement), dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, losses, expenses and fees, including court costs and reasonable and actual outside attorneys’ fees and expenses.

“Bank of America” means Bank of America, N.A.

“Bank of America Credit Agreement” means that certain Credit Agreement dated as of December 2, 2005, among Sunrise Senior Living, Inc., certain subsidiaries of Sunrise Senior Living, Inc. identified as borrowers, certain subsidiaries of Sunrise Senior Living, Inc. identified as guarantors, Bank of America, as administrative agent and swing line lender and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, the other lenders party thereto, and Banc of America Securities, LLC, as sole lead arranger and sole book manager, as the same has been amended, supplemented and otherwise modified to date and as further amended, supplement and modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Business Day” means Monday through Friday, except for New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, or any other day on which banks or other financial institutions located in the State of California are authorized by law to close.

“Consent Agreement” means the consent agreement executed by Bank of America, in its capacity as administrative agent under the Bank of America Credit Agreement for the benefit of the Collateral Agent.

“Contracts” means, collectively, all of the Sunrise-Related Facility Documents for all of the Transition Facilities, in each case whether now existing or hereafter entered into.

“Default” means any event or condition that with the passage of time, the giving of notice or both would become an Event of Default.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in the case of each of the foregoing clauses (i) and (ii), undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

“Lien” means any lien, mortgage, pledge, assignment, hypothecation, security interest, fixed or floating charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or deposit or other preferential arrangement having the practical effect of any of the foregoing.

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“Permitted Liens” means (i) all Liens for taxes, assessments and other governmental liens and levies, landlord’s liens, mechanics’ and materialmens’ liens, and other statutory liens or liens created by law; (ii) any Liens in favor of the Collateral Agent or the Landlords, including the Lien granted pursuant to this Agreement; and (iii) any Lien now existing or hereafter created by the Collateral Agent, any Landlord or any tenant (or any of their respective lenders) or any other party in the chain of title (a “Title Party”) with respect to any of the Facilities, and that does not involve the independent financial or other obligation of any Grantor (as opposed to the mere consent or joining in the execution of any document, or entering into a subordination and non-disturbance agreement (“SNDA”) with any Title Party, by any Grantor), but expressly including, as to any Grantor, any Lien (if any) otherwise permitted or required under the Contracts with respect to the respective Facilities.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors, controlling Persons and members of such Person and of such Person’s Affiliates.

“Required Consents” has the meaning given to such term in Section 3(g) of this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, joint stock company, unincorporated association, company, partnership, limited partnership, Governmental Authority or other entity of whatever nature.

“Transition Obligations” means the covenants, agreements and obligations of the Grantors pursuant to Section 6 (Transition Facilities) and Section 9 (Marketing of the Leesburg, Virginia Facility and Cooperation; Treatment as a Transition Facility) of the Settlement Agreement; provided that with respect to any Transition Facility or the Leesburg Facility, as applicable, the covenants, agreements and obligations of the Grantors with respect to such Transition Facility shall cease to be Transition Obligations on the date 180 days after the Transition Date unless prior to such date, the Collateral Agent or the Landlords have provided the Grantors written notice under this Agreement of a default with respect to the Transition Obligations with respect to such Transition Facility.

“UCC” means the New York Uniform Commercial Code as in effect from time to time or, when the laws of any other jurisdiction govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, with respect to such Collateral, the Uniform Commercial Code (or any successor statute) of such jurisdiction as in effect from time to time.

2. Grant of Security Interest; Continuing Obligations.

(a) Grant of Security Interest. As collateral security for (x) the full performance by the Grantors of all Transition Obligations; and (y) the prompt return to the Landlords of the Transaction Consideration, if the transaction consummated pursuant to this Agreement, the Restructuring Agreement, the Subordination Agreement or any other document executed and delivered in connection herewith or therewith (the “Transaction”) is unwound or any of the material documents related to the Transaction is

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not enforced against any Grantor under applicable law in accordance with its terms for any reason (other than the failure of the Collateral Agent and/or the Landlords to pursue such enforcement or as a result of the application of general principles of equity), or is otherwise rejected by any Grantor or rescinded, including by reason of the filing of a petition under the Bankruptcy Code by or against any of the Grantors or the insolvency of any of the Grantors; (such obligations under clauses (x) and (y), the “Obligations”), each Grantor hereby grants to the Collateral Agent, for the benefit of the Landlords, whether now existing or hereafter arising, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in, to and under all of the following property (collectively for all Grantors, the “Collateral”):

(i) the Contracts;

(ii) all books and records relating to the Contracts or otherwise relating to any Grantor’s obligations in connection with the Transition Facilities;

(iii) any other property, rights and interests of the Grantors which at any time arise out of or in connection with the foregoing; and

(iv) all products and proceeds of the foregoing.

(b) Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Landlord; (ii) each Grantor shall remain liable under each of the agreements included in the Collateral to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Landlord shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or the Restructuring Agreement nor shall the Collateral Agent or any Landlord have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral; and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

3. Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each Landlord that on the date hereof:

(a) Information. Schedule 3.1 sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) the type of organization of such Grantor, (3) the jurisdiction of organization of such Grantor, (4) such Grantor’s organizational identification number, if any, and (5) the jurisdiction where such Grantor’s chief executive office or sole place of business (or principal residence if such Grantor is a natural person) is located.

(b) Changes to Information. Except as provided in Section (B) of Schedule 3.1, such Grantor has not changed its name, jurisdiction of organization, chief executive

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office or sole place of business (or principal residence if such Grantor is a natural person) or its organizational structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years.

(c) Corporate Existence. Such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name in Section (A) of Schedule 3.1 solely under the laws of the jurisdiction as set forth opposite such Grantor’s name in Section (A) of Schedule 3.1 and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction.

(d) Power and Authority; Enforceability. Subject to the Required Consents, such Grantor has the full power, right and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of such Grantor, enforceable in accordance with its terms subject to general principles of equity and state and Federal laws governing insolvency and bankruptcy.

(e) Title; and No Other Liens. Such Grantor owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired or reinstituted, and subject to the terms and conditions of the Contracts (including without limitation such Grantor’s rights to replace, renew, add to or otherwise deal with the Collateral), will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, including, without limitation, Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, in each case, other than Permitted Liens.

(f) Rights under Contracts. Subject to the Required Consents, such Grantor has the authority to collaterally assign its interest under each Contract and has not executed any other document or instrument that prevents or limits the Collateral Agent or any Landlord from operating under or realizing the benefits of the terms, conditions and provisions of this Agreement.

(g) No Consent. Except for (x) the Consent Agreement and (y) any consent rights that the Collateral Agent, the Landlords, tenants of the facilities and any of their respective lenders or other Persons claiming through the Collateral Agent, the Landlords, such tenants or such lenders may have, all of which consents will be the responsibility of and will be obtained by, the Collateral Agent (collectively, “Required Consents”), no authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent or any Landlord of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law). The Grantors have provided a true and correct copy of the Consent Agreement to the Collateral Agent.

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(h) First Priority Liens. Upon the filing of UCC financing statements naming the Grantors as debtors and the Collateral Agent as secured party in the jurisdictions set forth in Schedule 3.2 in proper form, the Lien on the Collateral created pursuant to this Agreement will be a first priority Lien on the Collateral, subject to no other Liens other than Permitted Liens.

4. Covenants. Each Grantor hereby covenants and agrees that:

(a) No Changes; no Merger or Consolidation. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Restructuring Agreement or any of the Contracts, such Grantor shall not change its name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization (collectively, “Changes” and each, a “Change”) unless it shall have (i) notified the Collateral Agent in writing at least thirty (30) days prior to any such Change, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Collateral Agent a completed Security Agreement Supplement, substantially in the form of Annex A attached hereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder. Notwithstanding the foregoing, in the case of any merger, consolidation or other corporate reorganization (including all other Changes which may be included or contemplated therein), such Grantor shall only be required to give the Collateral Agent notice promptly, and in any event within five (5) Business Days, following the execution of a definitive agreement for such transaction (including any specified closing date), and notice promptly, and in any event within five (5) Business Days, following the closing of such transaction and the effectuation of any such included or contemplated Changes.

(b) No Lien. Except for the Permitted Liens, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, and such Grantor shall defend the Collateral against all Persons at any time claiming any material interest therein;

(c) Notice of Default. Upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of the occurrence of any Default or Event of Default.

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(d) Maintenance of Perfected Security Interest; Further Documentation.

(i) Such Grantor shall maintain the security interest of the Collateral Agent created by this Agreement as a perfected security interest and shall defend such security interest against the material claims and demands of all Persons whomsoever, subject only to Permitted Liens;

(ii) Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail; and

(iii) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

5. Further Assurances. Each Grantor agrees to execute such other and further documents which may be reasonably necessary and required to satisfy and fulfill the intent and purposes set forth herein and, if necessary pursuant to the applicable Contract, to use commercially reasonable efforts (not involving the payment of money or material concessions to the Contract) to cause any third party to any Contract to execute consents and acknowledgments to this Agreement, in each case, in a form reasonably satisfactory to the Collateral Agent.

6. The Collateral Agent Rights. Each Grantor covenants and agrees with the Collateral Agent and the Landlords that:

(a) The Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(i) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(A) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under

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any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under or with respect to any Collateral whenever payable;

(B) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(C) execute, in connection with any sale provided for in Section 7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(D) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes (subject to any Permitted Liens), and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Landlords’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6(a)(i) or otherwise in this Agreement to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6(a)(i) unless and until an Event of Default shall have occurred and be continuing.

(ii) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, upon ten (10) days’ written notice to such Grantor, may perform or comply, or otherwise cause performance or compliance, with such agreement.

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(iii) The actual out-of-pocket expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6, together with interest thereon at a rate per annum equal to ten percent (10%) from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(iv) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof and in accordance with the terms and conditions set forth in this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(b) Duty of the Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Landlord nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Landlords hereunder are solely to protect the Collateral Agent’s and the Landlords’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Landlord to exercise any such powers. The Collateral Agent and the Landlords shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction.

(c) Authorization of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent and the other Secured Parties under this Agreement. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

(d) Authority of the Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral

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Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Landlords, be governed by such agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Landlords with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. Unless an Event of Default exists and is continuing, all options and voting rights and all other rights of the Grantors under the Contracts may be freely exercised by the Grantors for their own account.

The proxies and powers granted by each Grantor pursuant to this Agreement are coupled with an interest and are given to secure the payment and performance of the Obligations.

7. Remedies.

(a) Event of Default. At any time after the occurrence and during the continuance of any of the following conditions or events (each, an “Event of Default”):

(i) any Grantor shall default in the due and punctual observance or performance (taking into account any applicable notice, grace and cure periods) of any covenant to be observed or performed by it under Sections 4(a), (b) or (d) of this Agreement, and such default shall continue after written notice from the Collateral Agent specifying such default for thirty (30) days (or, with respect to defaults which are not reasonably susceptible of being cured within thirty (30) days, for such longer period not to exceed an additional thirty (30) days so long as the Grantors are engaged in curing such default with diligence and dispatch);

(ii) a default in the substantial observance or performance by any Grantor of any of its respective duties, covenants or obligations pursuant to Section 6(b) of the Settlement Agreement and/or Schedule 5 attached to the Settlement Agreement that materially impedes or hinders the orderly transition of any Transition Facility to a New Operator in accordance with the normal custom and practice of the senior housing and health care industries with regard to equivalent facilities similarly situated, including, if applicable, the failure or refusal of the applicable Grantor to execute and deliver an operations transfer agreement as provided in Section 6(b)(ii) of the Settlement Agreement, and such default shall continue after written notice from the Collateral Agent specifying such default for thirty (30) days (or, with respect to defaults which are not reasonably susceptible of being cured within thirty (30) days, for such longer period not to exceed an additional thirty (30) days so long as the Grantors are engaged in curing such default with diligence and dispatch);

(iii) any Grantor shall have (A) commenced any Insolvency Proceeding; (B) admitted in writing its inability to pay its debts or obligations in the ordinary course as they mature; or (C) consented to the appointment of a receiver of itself or of all or substantially all of its property;

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(iv) any Grantor shall have had any Insolvency Proceeding commenced against it and any of the following events occur: (A) such Grantor consents to the institution of the Insolvency Proceeding against it; (B) the petition commencing the Insolvency Proceeding is not timely controverted by such Grantor; (C) the petition commencing the Insolvency Proceeding is not dismissed within sixty (60) days after the date of the filing thereof; (D) an interim trustee is appointed to take possession of all or a substantial portion of the properties of such Grantor or to operate all or any substantial portion of the business of such Grantor; or (E) an order for relief against such Grantor shall have been issued or entered in connection with such Insolvency Proceeding;

(v) any Grantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or

(vi) any Grantor shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, the Restructuring Agreement, the Subordination Agreement or the Release of Claims, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to the Collateral Agent, or any Lien created by this Agreement shall cease to be enforceable and of the same effect and priority, in each case, to the extent purported to be created thereby, except in accordance with the terms of this Agreement, or this Agreement ceases to be in full force or effect for any reason other than a full or partial waiver or release by the Collateral Agent and Landlords in accordance with the terms thereof (and the Collateral Agent acknowledges and agrees that the exercise by a Grantor of its rights and remedies under the Restructuring Agreement or any Contract (after giving effect to the Restructuring Agreement, the Subordination Agreement and the Release of Claims) is not a challenge or contest to the validity or enforceability of this Agreement or the Restructuring Agreement or the legality or enforceability of any of the Obligations);

then, in such event and only in such event, the Collateral Agent, at its option, may (but it shall not be obligated to) succeed to any and all of the relevant Grantor’s rights, title, and interest in and to all or any of the Collateral, and enforce (subject to the terms, conditions, and limitations therein contained), waive, amend, modify or terminate all or any part of the Collateral as the Collateral Agent in its sole discretion deems advisable. Until and unless an Event of Default shall occur and be continuing, the Collateral Agent shall have no right to exercise or enforce any rights or remedies in the Collateral. Upon the cessation or cure of any Event of Default to the Collateral Agent’s reasonable satisfaction, which cure shall be measured by the same standard of observance or performance applicable to the original Obligation, the non-performance or non-observance of which gave rise to such Event of Default, the Grantors’ rights in the remaining Collateral shall automatically be restored and the Collateral Agent shall return any Collateral in its possession to the relevant Grantor in its then-existing condition.

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(b) Communications with Obligors; the Grantors Remain Liable.

(i) At the Collateral Agent’s request, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Collateral (except for any obligors, other than the Grantors, under any Permitted Liens, and except for Title Parties or with respect to any SNDA) that has been assigned to the Collateral Agent for the benefit of the Landlords and that payments in respect thereof shall be made directly to the Collateral Agent during the continuance of such Event of Default.

(ii) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Landlord shall have any obligation or liability under any portion of the Collateral (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Landlord of any payment relating thereto except with respect to any Landlord or the Collateral Agent as a result of any gross negligence or willful misconduct of such Landlord or the Collateral Agent, as the case may be, as determined in a final non-appealable judgment of a court of competent jurisdiction, nor shall the Collateral Agent, any Landlord or any other owner be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any portion of the Collateral (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) UCC and Other Remedies. At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Landlords, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Landlord or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other

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Landlord shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the proceeds of any action taken by it pursuant to this Section 7(c), in the order selected by the Collateral Agent in its sole discretion, and the Collateral Agent may apply and reapply such proceeds from time to time. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Landlord arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(d) Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Landlord to collect such deficiency, subject to any limitations on the personal liability of or recourse to such Grantor as expressly provided under the respective Contracts.

8. The Collateral Agent.

(a) Appointment. Each of the Landlords hereby irrevocably appoints HCP as the Collateral Agent hereunder and authorizes HCP, in such capacity, to take such actions on its behalf and to exercise such powers as are delegated to HCP, in such capacity by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. HCP agrees to act upon the express conditions contained in this Agreement. In performing its functions and duties under this Agreement, HCP shall act solely as an agent of the Landlords and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Grantors. The provisions of this Section 8 are solely for the benefit of HCP and the Landlords, and the Grantors shall not have rights as third party beneficiaries of any of such provisions; provided that the Grantors shall be obligated to perform their obligations under this Section 8.

(b) Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the Restructuring Agreement. Without limiting the generality of the foregoing, the Collateral Agent (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Restructuring Agreement that the Collateral Agent are required to exercise; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral

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Agent to liability or that is contrary to this Agreement or the Restructuring Agreement or applicable law and (iii) shall not, except as expressly set forth herein and in the Restructuring Agreement, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Grantors or any of the Grantors’ Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be deemed to have knowledge of any Event of Default unless and until notice thereof is given in writing to the Collateral Agent by the Grantors or a Landlord. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or the Restructuring Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or the Restructuring Agreement or any other agreement, instrument or document.

(c) Reliance by the Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Grantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(d) Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of Section 8(b) shall apply to any such sub-agent, and shall apply to their respective activities in connection with this Agreement.

(e) Resignation of the Collateral Agent.

(i) The Collateral Agent may at any time give notice of its resignation to the Landlords and the Grantors. Upon receipt of any such notice of resignation, the Landlords shall have the right to appoint a successor Collateral Agent. If no such successor shall have been so appointed by the Landlords and shall have accepted such appointment within ten (10) days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Landlords, appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify the Grantors and the Landlords that no such

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successor is willing to accept such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (A) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder (except that in the case of any Collateral held by the Collateral Agent on behalf of the Landlords under this Agreement, the Collateral Agent may continue to hold such Collateral until such time as a successor Collateral Agent is appointed and such Collateral is assigned to such successor Collateral Agent) and (B) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Landlord directly, until such time as the Landlords appoint a successor Collateral Agent.

(ii) Upon the acceptance of a successor’s or replacement’s appointment as the Collateral Agent, such successor or replacement shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder (if such rights and obligations were not earlier discharged as provided in the proviso to the preceding sentence). After the retiring Collateral Agent’s resignation hereunder, the provisions of this Section 8 and Section 12(c) shall continue in effect for the benefit of such retiring Collateral Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting in such capacity.

9. Amendments in Writing. No modification, termination or waiver of any provision of this Agreement or any consent to any departure by the Grantors or any other Person therefrom, shall in any event be effective without the written concurrence of the Collateral Agent and each Grantor.

10. Notices. All notices, requests and demands to or upon the Collateral Agent, any Landlord or any Grantor hereunder shall be effected in the manner provided for in Section 13(a) of the Restructuring Agreement.

11. No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Landlord shall by any act (except by a written instrument pursuant to Section 9), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default, as applicable. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Landlord, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Landlord of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Landlord would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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12. Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay or reimburse the Collateral Agent and each other Landlord for all its reasonable costs and expenses incurred in enforcing or preserving any rights under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent and the Landlords.

(b) Each Grantor agrees to pay, and to save the Collateral Agent and each other Landlord harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Grantor agrees to pay, and to save the Collateral Agent and each other Landlord harmless from, any and all liabilities, obligations, losses, damages (excluding consequential or punitive damages), penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the enforcement, performance and administration of this Agreement to the extent the Grantors would be required to do so pursuant to the Restructuring Agreement.

(d) The agreements in this Section 12 shall survive the termination of this Agreement.

13. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Landlord and their respective successors and assigns; provided that no party to this Agreement may assign, transfer or delegate any of its rights or obligations under this Agreement except in accordance with Section 13(j) of the Restructuring Agreement.

14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Agreement, and the parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

15. Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable, or unenforceable, such void, voidable, or unenforceable term or provision shall not affect any other term or provision of this Agreement.

16. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

17. Entire Agreement. This Agreement represents the agreement of the Grantors, the Collateral Agent and the other Landlord with respect to the grant, creation and enforcement of

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the security interest herein and other obligations hereunder, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Landlord relative to the grant, creation or enforcement of the security interest herein or other obligations hereunder not expressly set forth or referred to herein

18. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule, whether of the State of New York or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than the State of New York.

19. Consent to Jurisdiction and Service of Process.

(a) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATES OF CALIFORNIA AND NEW YORK SITTING IN LOS ANGELES, CALIFORNIA AND NEW YORK, NEW YORK, AND OF THE UNITED STATES DISTRICT COURT SITTING IN LOS ANGELES, CALIFORNIA, AND NEW YORK, NEW YORK AND ANY APPELLATE COURT THEREOF IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE RESTRUCTURING AGREEMENT OR SUBORDINATION AGREEMENT TO THE EXTENT SUCH COURTS WOULD HAVE SUBJECT MATTER JURISDICTION WITH RESPECT THERETO, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA OR NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN ANY SUCH FEDERAL COURT IN EITHER STATE. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA OR THE STATE OF NEW YORK OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION.

(b) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE RESTRUCTURING AGREEMENT OR THE SUBORDINATION AGREEMENT IN ANY COURT REFERRED TO IN SECTION 19(a). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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(c) SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, FOR ITSELF AND ITS PROPERTY, (i) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10; AND (ii) AGREES THAT SERVICE AS PROVIDED IN THIS SECTION 19(c) IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

20. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 20 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21. Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Restructuring Agreement and the Subordination Agreement;

(b) neither the Collateral Agent nor any other Landlord has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, Restructuring Agreement or the Subordination Agreement; and

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(c) no joint venture is created hereby, by the Restructuring Agreement, the Subordination Agreement or any of the Contracts, or otherwise exists by virtue of the transactions contemplated hereby among any of the Landlords or among the Grantors and any of the Landlords.

22. Termination. Upon the later of (i) the performance in full of the Obligations (excluding Obligations under Section 2(a)(y)); and (ii) if no claim has been made hereunder with respect to Section 2(a)(y), the date six (6) years from the date of this Agreement, the Collateral shall be released from the Liens in favor of the Collateral Agent and the other Landlords created hereby, this Agreement shall terminate with respect to the Collateral Agent and the other Landlords, their sub-agents and Related Parties and all obligations (other than those expressly stated to survive such termination) of each Grantor to the Collateral Agent or any other Landlord hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the sole expense of any Grantor following any such termination, within a reasonable time after the Grantor’s request, the Collateral Agent shall deliver such documents as such Grantor shall reasonably request to evidence such termination.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Grantors, the Collateral Agent and the Landlords have caused this Security Agreement to be executed on the day and year first above written.

COLLATERAL AGENT:	HCP, INC., a Maryland corporation, for itself and as Collateral Agent for the Landlords

By:
Name:
Title:

S-1

LANDLORDS:

HCP CAMARILLO CA, LP, a Delaware limited partnership

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

	By:	HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

S-2

LANDLORDS (CONTINUED):

HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

	By:	HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP PARTNERS, LP, a Delaware limited partnership

	By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

S-3

LANDLORDS (CONTINUED):

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

	By:	HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP ST1 COLORADO, LP, a Delaware limited partnership

	By:	HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S-4

GRANTORS:	SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

By:
Name:
Title:

S-5

SCHEDULE 1

TO SECURITY AGREEMENT

LIST OF GRANTORS AND LANDLORDS

GRANTORS

1.	SUNRISE SENIOR LIVING, INC.

2.	SUNRISE SENIOR LIVING SERVICES, INC.

3.	SUNRISE SENIOR LIVING MANAGEMENT, INC.

LANDLORDS

1.	HCP CAMARILLO CA, LP

2.	HCP DARTMOUTH MA, LP

3.	HCP LAGUNA CREEK CA, LP

4.	HCP TOWSON MD, LP

5.	HCP MA2 ARKANSAS, LP

6.	HCP MA2 CALIFORNIA, LP

7.	HCP MA2 ILLINOIS, LP

8.	HCP MA2 MASSACHUSETTS, LP

9.	HCP MA2 OHIO, LP

10.	HCP MA2 OKLAHOMA, LP

11.	HCP MA2 UTAH, LP

12.	HCP PARTNERS, LP

13.	HCP MA3 CALIFORNIA, LP

14.	HCP MA3 GEORGIA, LP

15.	HCP MA3 KENTUCKY, LP

16.	HCP MA3 OKLAHOMA, LP

17.	HCP MA3 SOUTH CAROLINA, LP

18.	HCP MA3 WASHINGTON, LP

19.	HCP ST1 COLORADO, LP

Schedule 1

SCHEDULE 3.1

TO SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if a Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if a Grantor is a Natural Person)	Organization I.D.#
Sunrise Senior Living, Inc.	Corporation	Delaware	7900 Westpark Drive Suite T-900 McLean, VA 22102	54-1746596

Sunrise Senior Living Management, Inc.	Corporation	Virginia	7900 Westpark Drive Suite T-900 McLean, VA 22102	54-1172771

Sunrise Senior Living Services, Inc.	Corporation	Delaware	7900 Westpark Drive Suite T-900 McLean, VA 22102	52-1468493

(B)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if a Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
Sunrise Senior Living, Inc.	Sept. 2009	Change of Chief Executive Office from 7902 Westpark Drive, McLean, VA 22102 to 7900 Westpark Drive, Suite T-900, McLean, VA 22102

Sunrise Senior Living Management, Inc.	Sept. 2009	Change of Chief Executive Office from 7902 Westpark Drive, McLean, VA 22102 to 7900 Westpark Drive, Suite T-900, McLean, VA 22102

Sunrise Senior Living Services, Inc.	Sept. 2009	Change of Chief Executive Office from 7902 Westpark Drive, McLean, VA 22102 to 7900 Westpark Drive, Suite T-900, McLean, VA 22102

Schedule 3.1

SCHEDULE 3.2

TO SECURITY AGREEMENT

UCC FILING JURISDICTIONS

Name of Grantor	Filing Jurisdiction
Sunrise Senior Living, Inc.	Delaware

Sunrise Senior Living Management, Inc.	Virginia

Sunrise Living Services, Inc.	Delaware

Schedule 3.2

EXHIBIT D

Form of Subordination Agreement

[See Attached.]

Exhibit D – Page 1

SUBORDINATION AND TERMINATION AGREEMENT

THIS SUBORDINATION AND TERMINATION AGREEMENT (this “Agreement”) is made and entered into this      day of                     , 2010 (the “Effective Date”), by and among HCP, INC., a Maryland corporation (“HCP”), and each of those Persons (as hereinafter defined) identified as a “Landlord” on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Landlord,” and collectively, the “Landlords”), on the one hand, and SUNRISE SENIOR LIVING, INC., a Delaware corporation (“Sunrise”), and each of those Persons identified on Schedule 1 as an “Operator” (each, an “Operator,” and collectively, the “Operators”), on the other hand. Landlords and HCP may also sometimes be referred to herein, collectively, as the “HCP Parties,” and individually, as a “HCP Party,” and Operators and Sunrise may sometimes be referred to herein, collectively, as the “Sunrise Parties,” and individually, as a “Sunrise Party.” Each of the HCP Parties and Sunrise Parties may also sometimes be referred to herein collectively, as the “Parties,” and individually, as a “Party.”

RECITALS

A. Reference is hereby made to that certain Settlement and Restructuring Agreement of even date herewith among the HCP Parties and certain other Affiliates thereof and the Sunrise Parties and certain other Affiliates thereof (the “Settlement Agreement”). Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Settlement Agreement or as incorporated or cross-referenced in this Agreement or in the Settlement Agreement to defined terms in other documents.

B. Each of the Landlords is an Affiliate of HCP, and each Operator is an Affiliate of Sunrise.

C. Pursuant to the Settlement Agreement, and in consideration of the Initial Transaction Consideration Payment made by the HCP Parties to the Sunrise Parties on the Effective Date hereof, and any Future Transaction Consideration Payment payable by the HCP Parties to the Sunrise Parties as and when required, in each case as provided therein, the HCP Parties and the Sunrise Parties are executing and delivering this Agreement to be effective as of the Effective Date.

AGREEMENT

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1. Subordination and Termination (Transition Facilities). Notwithstanding anything to the contrary in any of the Sunrise-Related Facility Documents relating to any of the Transition Facilities, the HCP Parties and the Sunrise Parties agree to the following with respect to each Transition Facility:

(a) Subordination. Each of the Sunrise-Related Facility Documents (including the Management Agreement) with respect to such Transition Facility (and the rights and privileges of the Sunrise Parties thereunder, including any options to extend granted therein), are hereby and shall at all times from and after the Effective Date hereof be subject and absolutely and unconditionally subordinate in all respects to the applicable HCP Party’s interest in and to such Transition Facility and such HCP Party’s rights under the applicable Lease; provided, however, that such subordination shall not affect (i) any of the rights and remedies of the Sunrise Parties under any such Sunrise-Related Facility Documents (including the Management Agreement) relating to a Transition Facility prior to a Management Termination Date (as defined below) with respect thereto or any indemnification and/or hold harmless obligations in favor of any of the Sunrise Parties under such Sunrise-Related Facility Documents relating to such Transition Facility following such a Management Termination Date to the extent such obligations expressly survive under the terms of such Sunrise-Related Facility Documents, and subject to the terms thereof, or (ii) the right of the Sunrise Parties’ to receive payments, reimbursements or fees to the extent accrued prior to a Management Termination Date and payable (whether before or after a Management Termination Date) under, and in accordance with the terms of, any such Sunrise-Related Facility Documents (including the Management Agreement).

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(b) Termination of Sunrise-Related Facility Documents Related to Transition Facilities. Without in anyway limiting the provisions of Section 1(a) hereof, with respect to each Transition Facility:

(i) Upon a Lease Termination for such Transition Facility, the applicable Sunrise-Related Facility Documents relating to such Transition Facility, including the applicable Management Agreement, shall automatically terminate effective as of the later of (A) the date of such Lease Termination, or (B) sixty (60) days following the HCP Parties’ delivery to the Sunrise Parties of a courtesy copy of either (1) a written notice from the applicable HCP Party to the applicable Tenant or (2) a written agreement or other document between such HCP Party and applicable Tenant, in either such case that specifies the date of such Lease Termination or a subsequent event or condition, the occurrence of which will result in a Lease Termination (for example, but not by way of limitation, the closing of a sale of such Transition Facility, the commencement date of a new lease for such Transition Facility, the date that a New Operator obtains all necessary licenses, permits, authorizations and approvals for the continued use and operation of such Transition Facility for its current use, the passage of time for any required notices to any Governmental Agencies or other third parties, or other events). The termination of the Sunrise-Related Facility Documents with respect to any such Transition Facility pursuant to this Section 1(b)(i) shall be referred to herein as a “Management Termination,” and the effective date of such Management Termination shall be referred to herein as the “Management Termination Date.”

(ii) The scheduled Lease Termination and as a result thereof Management Termination Date for any such Transition Facility (the “Scheduled Termination Date”) may be extended by the Sunrise Parties upon written notice to the HCP Parties and applicable Tenant given not less than fifteen (15) days prior to the Scheduled Termination Date for such reasonable period of time (not to exceed sixty (60)

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additional days beyond the Scheduled Termination Date) as may be reasonably necessary to comply with all WARN Act or other regulatory obligations of the Sunrise Parties relating to the transition of such Transition Facility to a New Operator thereof, or at the HCP Parties’ option, exercised in their sole and absolute discretion, the cessation of the operations of such Transition Facility. The HCP Parties hereby covenant and agree that in connection with any Lease Termination and as a result thereof a Management Termination for any Transition Facility, either (1) the management or operational responsibility for such Transition Facility shall be transitioned to a New Operator or, (2) at the HCP Parties’ option, exercised in their sole and absolute discretion, the HCP Parties shall elect to cause the applicable Sunrise Party to cease operations at such Transition Facility, such that in either event of either clause (1) or (2), the applicable Sunrise Party, as of such Management Termination Date, shall no longer be responsible for the management or operation of such Transition Facility. Without limiting the foregoing, from and after the Management Termination Date with respect to any such Transition Facility, none of the Sunrise Parties shall have any further rights or obligations to manage, occupy or otherwise use such Transition Facility, except as the Sunrise Parties (x) are expressly permitted to under the terms of this Agreement in connection with an extension of the Scheduled Termination Date as provided in this clause (ii), or (y) may be required or expressly permitted to under the terms of the Settlement Agreement or any operations transfer agreement or other agreements entered into with a New Operator as contemplated by Section 6(b) of the Settlement Agreement and Schedule 5 attached thereto.

(iii) Notwithstanding the provisions of Section 1(b)(ii) hereof, nothing contained in this Agreement shall be deemed or construed to prohibit or otherwise restrict any of the HCP Parties or any of the Tenants, as applicable, from effecting any Lease Termination or any earlier termination of any of the Sunrise-Related Facility Documents with respect to any such Transition Facility (as the case may be), in accordance with the applicable Lease and/or Sunrise-Related Facility Documents with respect thereto, as a result of a breach or default (subject to all applicable notice, grace and/or cure periods therein) by any applicable Tenant or Sunrise Party of its respective obligations thereunder from and after the Effective Date (as the case may be), to the extent the terminating party had such termination rights under the applicable Lease or Sunrise-Related Facility Document with respect to such Transition Facility (after giving effect to the Mutual Release of Claims).

(c) Effect on Transaction Consideration. Notwithstanding anything in this Agreement to the contrary, in no event shall the subordination and/or termination of the Sunrise-Related Facility Documents pursuant to the terms of this Agreement affect the rights of the Sunrise Parties to receive any Future Transaction Consideration Payments or other amounts to which the Sunrise Parties are entitled to receive pursuant to the terms of the Settlement Agreement or any other Closing Document.

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2. Miscellaneous.

(a) Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a “notice”) must be in writing and may be served personally or by U.S. Mail or as otherwise permitted in this Section 2(a). If served by U.S. Mail, it shall be addressed as follows:

If to a HCP Party to:	c/o HCP, Inc. 3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806 Attn: Legal Department Facsimile: (562) 733-5200

With a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626 Attn: David C. Meckler, Esq. Facsimile: (714) 755-8290

If to a Sunrise Party:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: Chief Executive Officer Facsimile: (703) 744-1628

With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

With a copy to:	Arent Fox LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036 Attention: Kimberly A. Wachen, Esq. Facsimile: (202) 857-6395

and to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Attn: Eugene A. Pinover, Esq. Facsimile: (212) 728-8111

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the U.S. Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, any Party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the Party at

4

its address specified above as set forth in the courier’s delivery receipt. Any Party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.

(b) Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each Party shall become bound by this Agreement immediately upon affixing its signature hereto. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Agreement, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

(c) Entire Agreement. This Agreement, together with the Settlement Agreement and the other documents and instruments being executed and delivered contemporaneously herewith and therewith (collectively, the “Settlement Documents”), constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements, representations or understandings between them relating to the subject matter hereof and thereof. No oral agreements, understandings, or promises are incorporated into this Agreement. Notwithstanding that this Agreement is being executed and delivered contemporaneously with the other Settlement Documents, this Agreement is and shall for all purposes be deemed a separate and independent agreement of the Parties with respect to the express subject matters hereof and shall be enforceable separate and apart from any of the other Settlement Documents. Without limiting the foregoing, except to the extent any provision of this Agreement is made expressly subject to the terms of the Settlement Agreement, in the event of any ambiguity, inconsistency or conflict between the provisions of this Agreement and any of the other Settlement Documents, the provisions of this Agreement shall govern in all respects. This Agreement may only be modified or amended in writing.

(d) Authority. Each Person signing this Agreement hereby represents and warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the respective Party. Each Party executing this Agreement represents and warrants that it has received all requisite corporate, limited liability company, partnership or other appropriate entity approvals to enter into this Agreement, including, if necessary, approval by its respective Board of Directors, members or partners.

(e) Costs. Each Party shall bear its own costs and expenses incurred in connection with this Agreement, including its own legal, accounting and other professional fees and expenses.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule, whether of the State of New York or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than the State of New York.

5

(g) Severability. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

(h) Attorneys’ Fees. If either any HCP Party or any Sunrise Party brings an action at law or other proceeding (including arbitration) against the other to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement, or by reason of any breach or default hereunder or thereunder, the Party(ies) prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its reasonable out-of pocket costs and reasonable out-of-pocket attorneys’ fees.

(i) Successors and Assigns. This Agreement shall be binding upon the HCP Parties, the Sunrise Parties and their respective successors and assigns. Notwithstanding the foregoing, (i) the rights and obligations of the Sunrise Parties under this Agreement may not be assigned without the prior written consent of the HCP Parties, which consent may be given or withheld in the sole and absolute discretion of the HCP Parties, and (ii) the rights and obligations of the HCP Parties under this Agreement may not be assigned without the prior written consent of the Sunrise Parties, which consent may be given or withheld in the sole and absolute discretion of the Sunrise Parties.

(j) Confidentiality. The fact and terms of this Agreement shall be maintained in confidence by the Parties subject and pursuant to the terms and conditions of the Settlement Agreement.

(k) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(l) No Presumption. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(m) Incorporation of Schedules. The Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

[Signature pages follow]

6

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date set forth above.

HCP:	HCP, INC., a Maryland corporation

By:
Name:
Title:

S-1

LANDLORDS:

HCP CAMARILLO CA, LP, a Delaware limited partnership

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

	By:	HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

S-2

LANDLORDS (CONTINUED):

HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

	By:	HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP PARTNERS, LP, a Delaware limited partnership

	By:	HCP GP Corp., a Delaware corporation, its general partner

By:
Name:
Title:

S-3

LANDLORDS (CONTINUED):

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

	By:	HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By:
Name:
Title:

HCP ST1 COLORADO, LP, a Delaware limited partnership

	By:	HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

S-4

SUNRISE:	SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:
Name:
Title:

OPERATORS:	SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

By:
Name:
Title:

S-5

SCHEDULE 1

List of Portfolios, Facilities, Landlords, Tenants, Operators, Leases, and Management Agreements Relating to the Transition Facilities

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
1.	MA1	1149 Camarillo – Brighton Gardens of Camarillo	HCP Camarillo CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Camarillo CA, LP) (“HCP Camarillo”)	HRA Management Corporation, a Delaware corporation (“HRA Management Corporation”)	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Camarillo and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation

2.	MA1	1151 Dartmouth – Sunrise of Dartmouth	HCP Dartmouth MA, LP, a Delaware limited partnership (f/k/a CNL Retirement Dartmouth MA, LP) (“HCP Dartmouth”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Dartmouth and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation

3.	MA1	1152 Elk Grove – Sunrise at Laguna Creek	HCP Laguna Creek CA, LP, a Delaware limited partnership (f/k/a CNL Retirement Laguna Creek CA, LP) (“HCP Laguna Creek”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Laguna Creek and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation

Schedule 1 - Page 1

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
4.	MA1	1153 Baltimore – Brighton Gardens of Towson	HCP Towson MD, LP, a Delaware limited partnership (f/k/a CNL Retirement Towson MD, LP) (“HCP Towson”)	HRA Management Corporation	Sunrise Senior Living Management, Inc.	Amended and Restated Lease Agreement dated November 1, 2005, between HCP Towson and HRA Management Corporation	Amended and Restated Management Agreement dated November 1, 2005, between Sunrise Senior Living Management, Inc. and HRA Management Corporation

Schedule 1 - Page 2

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
5.	MA2	1154 Little Rock – Pleasant Hills	HCP MA2 Arkansas, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Arkansas, LP) (“HCP MA2 Arkansas”)	Eight Pack Management Corp., a Delaware corporation (“Eight Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Arkansas and Eight Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA2 Group One and Orland Park)”) dated February 27, 2003, effective December 20, 2002, among HCP Partners, HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA2 Group One)”) dated March 28, 2003, among HCP MA2 Arkansas, HCP MA2 California, HCP MA2 Illinois, HCP MA2 Massachusetts, HCP MA2 Ohio, HCP MA2 Oklahoma and Eight Pack Management Corp.	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA2 Group One)”) dated March 28, 2003, between Sunrise Senior Living Services, Inc. and Eight Pack Management Corp.

Schedule 1 - Page 3

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
6.	MA2	1155 Yorba Linda – Brighton Gardens of Yorba Linda	HCP MA2 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 California, LP) (“HCP MA2 California”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 California and Eight Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA2 Group Two)”) dated March 28, 2003, among Eight Pack Management Corp., HCP MA2 California and HCP MA2 Utah	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA2 Group Two)”) dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

7.	MA2	1156 Hemet – Sunrise of Hemet	HCP MA2 California	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 California and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)

Schedule 1 - Page 4

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
8.	MA2	1157 Hoffman Estates – Brighton Gardens of Hoffman Estates	HCP MA2 Illinois, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Illinois, LP) (“HCP MA2 Illinois”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Illinois and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)

9.	MA2	1158 Plymouth – Sunrise of Plymouth	HCP MA2 Massachusetts, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Massachusetts, LP) (“HCP MA2 Massachusetts”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Massachusetts and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)

Schedule 1 - Page 5

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
10.	MA2	1159 Willoughby – Sunrise of Willoughby	HCP MA2 Ohio, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Ohio, LP) (“HCP MA2 Ohio”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Ohio and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)

11.	MA2	1160 Tulsa – Brighton Gardens of Tulsa	HCP MA2 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Oklahoma, LP) (“HCP MA2 Oklahoma”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP MA2 Oklahoma and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park) and the Second Amendment to Lease Agreement (MA2 Group One)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA2 Group One)

12.	MA2	1161 Salt Lake City – Brighton Gardens of Salt Lake City	HCP MA2 Utah, LP, a Delaware limited partnership (f/k/a CNL Retirement MA2 Utah, LP) (“HCP MA2 Utah”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA2 Utah and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA2 Group Two)	Operating Agreement dated March 28, 2003, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA2 Group Two)

Schedule 1 - Page 6

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
13.	MA2	1162 Orland Park – Brighton Gardens of Orland Park	HCP Partners, LP, a Delaware limited partnership (f/k/a CNL Retirement Partners, LP) (“HCP Partners”)	Eight Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated December 20, 2002, between HCP Partners and Eight Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA2 Group One and Orland Park)	Operating Agreement dated December 20, 2002, between Eight Pack Management Corp. and Sunrise Senior Living Services, Inc.

14.	MA3	1165 Northridge – Brighton Gardens of Northridge	HCP MA3 California, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 California, LP) (“HCP MA3 California”)	Eleven Pack Management Corp., a Delaware corporation (“Eleven Pack Management Corp.”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by that certain First Amendment to Lease Agreements (“First Amendment to Lease Agreements (MA3 Group One)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Kentucky, HCP MA3 South Carolina and Eleven Pack Management Corp.	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreements (“First Amendment to Operating Agreements (MA3 Group One)”) dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

15.	MA3	1166 Rancho Mirage – Brighton Gardens of Rancho Mirage	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated Mach 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)

Schedule 1 - Page 7

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
16.	MA3	1167 Santa Rosa – Brighton Gardens of Santa Rosa	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by (i) that certain First Amendment to Lease Agreement (“First Amendment to Lease Agreement (MA3 Group Two)”) dated February 27, 2003, effective December 20, 2002, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp., and (ii) that certain Second Amendment to Lease Agreement (“Second Amendment to Lease Agreement (MA3 Group Two)”) dated March 28, 2003, among HCP MA3 California, HCP MA3 Georgia, HCP MA3 Oklahoma, HCP MA3 Washington and Eleven Pack Management Corp.	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by that certain First Amendment to Operating Agreement (“First Amendment to Operating Agreement (MA3 Group Two)”) dated March 28, 2003, among Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc.

Schedule 1 - Page 8

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
17.	MA3	1168 Palm Springs – Sunrise of Palm Springs	HCP MA3 California	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)

18.	MA3	1169 Atlanta – Brighton Gardens of Vinings	HCP MA3 Georgia, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Georgia, LP) (“HCP MA3 Georgia”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Georgia and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)

19.	MA3	1170 Edgewood – Brighton Gardens of Edgewood	HCP MA3 Kentucky, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Kentucky, LP) (“HCP MA3 Kentucky”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 Kentucky and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)

Schedule 1 - Page 9

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
20.	MA3	1171 Oklahoma City – Brighton Gardens of Oklahoma City	HCP MA3 Oklahoma, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Oklahoma, LP) (“HCP MA3 Oklahoma”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Oklahoma and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)

21.	MA3	1172 Greenville – Brighton Gardens of Greenville	HCP MA3 South Carolina, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 South Carolina, LP) (“HCP MA3 South Carolina”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 28, 2003, between HCP MA3 South Carolina and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreements (MA3 Group One)	Operating Agreement dated March 28, 2003, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreements (MA3 Group One)

22.	MA3	1173 Bellevue – Brighton Gardens of Bellevue	HCP MA3 Washington, LP, a Delaware limited partnership (f/k/a CNL Retirement MA3 Washington, LP) (“HCP MA3 Washington”)	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)

Schedule 1 - Page 10

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
23.	MA3	174 Lynnwood – Sunrise of Lynnwood	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 Washington and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)

24.	MA3	1175 Snohomish – Sunrise of Snohomish	HCP MA3 Washington	Eleven Pack Management Corp.	Sunrise Senior Living Services, Inc.	Lease Agreement, dated December 20, 2002, between HCP MA3 California and Eleven Pack Management Corp., as amended by the First Amendment to Lease Agreement (MA3 Group Two) and the Second Amendment to Lease Agreement (MA3 Group Two)	Operating Agreement dated December 20, 2002, between Eleven Pack Management Corp. and Sunrise Senior Living Services, Inc., as amended by the First Amendment to Operating Agreement (MA3 Group Two)

25.	SUMMIT	1232 Colorado Springs – Brighton Gardens of Colorado Springs	HCP ST1 Colorado, LP, a Delaware limited partnership (f/k/a CNL Retirement ST1 Colorado, LP) (“HCP ST1 Colorado”)	Senior Living of Colorado Springs, LLC, a Colorado limited liability company (“Senior Living of Colorado Springs, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Colorado Springs, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Colorado Springs, LLC and Sunrise Senior Living Services, Inc.

Schedule 1 - Page 11

Portfolio		Facility	Landlord	Tenant	Operator	Lease	Management Agreement
26.	SUMMIT	1233 Denver – Brighton Gardens of Denver	HCP ST1 Colorado	Senior Living of Denver, LLC, a Colorado limited liability company (“Senior Living of Denver, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Denver, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Denver, LLC and Sunrise Senior Living Services, Inc.

27.	SUMMIT	1234 Lakewood – Brighton Gardens of Lakewood	HCP ST1 Colorado	Senior Living of Lakewood, LLC, a Colorado limited liability company (“Senior Living of Lakewood, LLC”)	Sunrise Senior Living Services, Inc.	Lease Agreement dated March 27, 2003, between HCP ST1 Colorado and Senior Living of Lakewood, LLC	Operating Agreement dated March 27, 2003, between Senior Living of Lakewood, LLC and Sunrise Senior Living Services, Inc.

Schedule 1 - Page 12